                                                                    EXHIBIT 10.9

================================================================================



                     SENIOR SUBORDINATED CREDIT AGREEMENT

                                  dated as of

                                 April 1, 1998

                                     among

                               PRIMESTAR, INC.,
                                 as Borrower,

                         THE GUARANTORS party hereto,

                           THE LENDERS party hereto,


                             MERRILL LYNCH & CO.,
                      as Arranger and Syndication Agent,


                     MORGAN STANLEY SENIOR FUNDING, INC.,
                           as Administrative Agent,

                                      and

             DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION,
                            as Documentation Agent


================================================================================

                             TABLE OF CONTENTS/a/

Section        Heading                                                                                     Page
-------        -------                                                                                     ----
SECTION 1.     DEFINITIONS................................................................................  1

      1.1      Certain Defined Terms......................................................................  1
      1.2      Accounting Terms........................................................................... 39
      1.3      Rules of Construction...................................................................... 40

SECTION 2.     AMOUNT AND TERMS OF LOAN COMMITMENT AND LOANS;
               NOTES...................................................................................... 40

      2.1      Initial Loan and Initial Note.............................................................. 40
                  A.    Initial Loan Commitment........................................................... 40
                  B.    Notice of Borrowing............................................................... 40
                  C.    Disbursement of Funds............................................................. 41
                  D.    Initial Notes..................................................................... 41
                  E.    Scheduled Payment of Initial Loan................................................. 41
                  F.    Termination of Initial Loan Commitments........................................... 41
                  G.    Pro Rata Borrowings............................................................... 42
      2.2      Term Loan and Term Note.................................................................... 42
                  A.    Term Loan Commitment.............................................................. 42
                  B.    Notice of Conversion/Borrowing.................................................... 42
                  C.    Making of Term Loan............................................................... 42
                  D.    Maturity Date of Term Loan........................................................ 42
                  E.    Term Notes........................................................................ 42
      2.3      Interest on the Loans...................................................................... 43
                  A.    Rate of Interest.................................................................. 43
                  B.    Interest Payments................................................................. 43
                  C.    Post-Maturity Interest............................................................ 44
                  D.    Computation of Interest........................................................... 44
      2.4      Letter Agreements.......................................................................... 44
      2.5      Prepayments; Mandatory Offers and Payments................................................. 44
                  A.    Prepayments and Mandatory Offers.................................................. 44
                  B.    Manner and Time of Payment........................................................ 48
                  C.    Payments on Non-Business Days..................................................... 48
                  D.    Notation of Payment............................................................... 48
      2.6      Use of Proceeds............................................................................ 48
                  A.    Initial Loan...................................................................... 48
                  B.    Term Loan......................................................................... 48
                  C.    Margin Regulations................................................................ 48
      2.7      Breakage; Illegality....................................................................... 48
                  A.    Breakage.......................................................................... 48

_____________________

a This Table of Contents is not a part of the Agreement to which it is attached but is inserted for convenience of reference only.

Section        Heading                                                                                     Page
-------        -------                                                                                     ----
                  B.    Illegality........................................................................ 49

SECTION 3.     CONDITIONS TO LOANS........................................................................ 49

      3.1      Conditions to Initial Loan................................................................. 49
                  A.    Corporate Proceedings, Documents, Resolutions, Etc................................ 49
                  B.    New PRIMESTAR Senior Credit Facility.............................................. 51
                  C.    Assumption Agreements............................................................. 51
                  D.    Restructuring Agreements.......................................................... 51
                  E.    No Other Debt..................................................................... 52
                  F.    Consummation of Transactions...................................................... 52
                  G.    Approvals......................................................................... 52
                  H.    No Default Under This Agreement and Other Agreements.............................. 53
                  I.    No Legal Bar...................................................................... 53
                  J.    No Material Adverse Change........................................................ 53
                  K.    No Dividends...................................................................... 53
                  L.    No Violation of Law............................................................... 53
                  M.    Fees and Expenses................................................................. 53
                  N.    Accuracy of Representations and Warranties........................................ 53
                  O.    Subordination Arrangements........................................................ 54
      3.2      Conditions to Term Loan.................................................................... 54
                  A.    Notice of Conversion.............................................................. 54
                  B.    No Bankruptcy..................................................................... 54
                  C.    No Payment Default................................................................ 54
                  D.    No Acceleration of New PRIMESTAR Senior Credit Facility or Existing
                          Notes........................................................................... 54
                  E.    Officers' Certificate............................................................. 54
                  F.    Term Notes........................................................................ 54
                  G.    Fees and Expenses................................................................. 54
                  H.    Margin Rules...................................................................... 54

SECTION 4.     REPRESENTATIONS AND WARRANTIES............................................................. 54

      4.1      Organization, Etc.......................................................................... 54
      4.2      Due Authorization, Non-Contravention, Etc.................................................. 55
                  A.    General........................................................................... 55
                  B.    Subordinated Debt................................................................. 55
      4.3      Government Approval, Regulation, Etc....................................................... 55
      4.4      Validity, Etc.............................................................................. 55
      4.5      Financial Information...................................................................... 56
      4.6      No Material Adverse Change................................................................. 56
      4.7      Litigation, Labor Controversies, Etc....................................................... 56
      4.8      Compliance with Laws....................................................................... 56
      4.9      Subsidiaries............................................................................... 56
      4.10     Ownership of Properties.................................................................... 56
      4.11     Taxes...................................................................................... 57
      4.12     Pension and Welfare Plans.................................................................. 57
      4.13     Environmental Matters...................................................................... 57
      4.14     Intellectual Property...................................................................... 58
      4.15     Regulations T, U and X..................................................................... 58

Section        Heading                                                                                     Page
-------        -------                                                                                     ----
      4.16     Accuracy of Information.................................................................... 58

SECTION 5.     AFFIRMATIVE COVENANTS (INITIAL LOAN AND TERM LOAN)......................................... 59

      5.1      Financial Information, Reports, Notices, Etc............................................... 59
      5.2      Compliance with Laws, Etc.................................................................. 60
      5.3      Maintenance of Properties.................................................................. 61
      5.4      Insurance.................................................................................. 61
      5.5      Books and Records.......................................................................... 61
      5.6      Environmental Covenant..................................................................... 62
      5.7      [Reserved]................................................................................. 62
      5.8      Lenders Meeting............................................................................ 62
      5.9      Use of Proceeds............................................................................ 62
      5.10     Payments in U.S Dollars.................................................................... 62
      5.11     Take-Out Financing......................................................................... 62
                  A.    Refinancing of Loans, Initial Notes, Term Notes and Exchange Notes................ 62
                  B.    Required Refinancing of Loans, Notes, Term Notes and Exchange
                            Notes......................................................................... 64
      5.12     Exchange of Term Notes..................................................................... 64
      5.13     Register................................................................................... 65

SECTION 6.     NEGATIVE COVENANTS (INITIAL LOAN).......................................................... 65

      6.1      Business Activities........................................................................ 65
      6.2      Indebtedness............................................................................... 66
      6.3      Liens...................................................................................... 67
      6.4      Sale and Leaseback......................................................................... 68
      6.5      Investments................................................................................ 68
      6.6      Restricted Payments, Etc................................................................... 68
      6.7      [Reserved]................................................................................. 69
      6.8      Subsidiaries............................................................................... 69
      6.9      Take or Pay Contracts...................................................................... 69
      6.10     Consolidation, Merger, Etc................................................................. 69
      6.11     Permitted Dispositions..................................................................... 69
      6.12     Senior Subordinated Indebtedness........................................................... 70
      6.13     Guarantees................................................................................. 70
      6.14     Refinancing of Loans in Part............................................................... 70
      6.15     Modification of Certain Agreements......................................................... 70
      6.16     Transactions with Affiliates............................................................... 70
      6.17     Negative Pledges, Restrictive Agreements, Etc.............................................. 71
      6.18     Restrictions on Leases and ASkyB Transaction............................................... 71
      6.19     Restrictions on TSAT Partners Holdings and Its Subsidiaries................................ 71

SECTION 6A.    NEGATIVE COVENANTS (TERM LOAN)............................................................. 72

      6A.1     Limitation on Restricted Payments.......................................................... 72
      6A.2     Limitation on Indebtedness................................................................. 75
      6A.3     Limitation on Transactions with Affiliates................................................. 78
      6A.4     Limitation on Liens........................................................................ 79
      6A.5     Limitation on Senior Subordinated Indebtedness............................................. 80

Section        Heading                                                                                     Page
-------        -------                                                                                     ----
      6A.6     Limitation on Dividend and Other Payment Restrictions Affecting Restricted
                 Subsidiaries............................................................................. 80
      6A.7     Guaranty of Notes by Subsidiaries.......................................................... 81
      6A.8     Merger, Sale of Assets; Etc................................................................ 81
      6A.9     Disposition of Proceeds of Asset Sales..................................................... 82
      6A.10    Payments for Consent....................................................................... 84
      6A.11    Tempo Satellites; Maintenance of Insurance................................................. 84
      6A.12    Designation of Unrestricted Subsidiaries................................................... 85
      6A.13    Refinancing of Loans in Part............................................................... 86

SECTION 7.     EVENTS OF DEFAULT.......................................................................... 86

      7.1      Failure To Make Payments When Due.......................................................... 86
      7.2      Default in Other Agreements................................................................ 87
      7.3      Change of Control; Breach of Certain Covenants............................................. 87
      7.4      Breach of Warranty......................................................................... 87
      7.5      Other Defaults Under Agreement or Loan Documents........................................... 87
      7.6      Involuntary Bankruptcy; Appointment of Custodian, Etc...................................... 87
      7.7      Voluntary Bankruptcy; Appointment of Custodian, Etc........................................ 88
      7.8      Judgments and Attachments.................................................................. 88
      7.9      Dissolution................................................................................ 88
      7.10     Guarantee.................................................................................. 88
      7.11     Foreclosure................................................................................ 88

SECTION 8.     SUBORDINATION.............................................................................. 89

      8.1      Loans and Notes Subordinated to Senior Indebtedness........................................ 89
      8.2      No Payment on Loans and Notes in Certain Circumstances; Payments Held in
                 Trust.................................................................................... 89
                  A.    No Payments in Certain Circumstances.............................................. 89
                  B.    Payments Held in Trust............................................................ 90
      8.3      Payment Over of Proceeds upon Dissolution, Etc............................................. 90
                  A.    Payment Over...................................................................... 90
                  B.    Payments Held in Trust............................................................ 91
      8.4      Subrogation................................................................................ 91
      8.5      Obligations of Borrower Unconditional...................................................... 92
      8.6      Notice to Arranger......................................................................... 92
      8.7      Reliance on Judicial Order or Certificate of Liquidating Agent............................. 93
      8.8      Arranger's Relation to Senior Indebtedness................................................. 93
      8.9      Subordination Rights not Impaired by Acts or Omissions of Borrower or Holders
                 of Senior Indebtedness................................................................... 93
      8.10     Lenders Authorize Arranger To Effectuate Subordination of Loans and Notes.................. 94
      8.11     This Section not To Prevent Events of Default.............................................. 94
      8.12     Arranger's Compensation not Prejudiced..................................................... 94
      8.13     No Waiver of Subordination Provisions...................................................... 94
      8.14     Acceleration of Loans and Notes............................................................ 94

SECTION 9.     THE AGENTS................................................................................. 94

      9.1      General Provisions......................................................................... 94

Section        Heading                                                                                      Page
-------        -------                                                                                      ----
      9.2      Indemnification............................................................................   96
      9.3      Consents Under Other Loan Documents........................................................   97

SECTION 10.    GUARANTEE..................................................................................   97

      10.1     Unconditional Guarantee....................................................................   97
      10.2     Severability...............................................................................   97
      10.3     Release of a Guarantor.....................................................................   97
      10.4     Limitation of Guarantor's Liability........................................................   98
      10.5     Contribution...............................................................................   98
      10.6     Subordination of Subrogation and Other Rights..............................................   98

SECTION 11.    SUBORDINATION OF GUARANTEE OBLIGATIONS.....................................................   98

      11.1     Guarantee Obligations Subordinated to Guarantor Senior Indebtedness........................   98
      11.2     No Payment on Guarantees in Certain Circumstances; Payments Held in Trusts.................   99
                  A.    No Payments in Certain Circumstances..............................................   99
                  B.    Payments Held in Trust............................................................   99
      11.3     Payment Over of Proceeds upon Dissolution, Etc.............................................  100
                  A.    Payment Over......................................................................  100
                  B.    Payments Held in Trust............................................................  100
      11.4     Subrogation................................................................................  101
      11.5     Obligations of Guarantors Unconditional...................................................   101
      11.6     Notice to Arranger........................................................................   101
      11.7     Reliance on Judicial Order or Certificate of Liquidating Agent............................   102
      11.8     Arranger's Relation to Guarantor Senior Indebtedness......................................   102
      11.9     Subordination Rights not Impaired by Acts or Omissions of the Guarantors or
                 Lenders of Guarantor Senior Indebtedness................................................   103
      11.10    Lenders Authorize Arranger To Effectuate Subordination of Guarantee.......................   103
      11.11    This Article not To Prevent Events of Default.............................................   103
      11.12    Arranger's Compensation not Prejudiced....................................................   103
      11.13    No Waiver of Guarantee Subordination Provisions...........................................   103
      11.14    Payments May Be Paid Prior to Dissolution.................................................   104

SECTION 12.    MISCELLANEOUS.............................................................................   104

      12.1     Participations in and Assignments of Loans and Notes......................................   104
                  A.    Assignments......................................................................   104
                  B.    Participations...................................................................   104
                  C.    Certain Assignments Permitted....................................................   105
                  D.    Information......................................................................   105
                  E.    No Assignment to Borrower........................................................   105
      12.2     Expenses..................................................................................   105
      12.3     Indemnity.................................................................................   106
      12.4     Setoff....................................................................................   107
      12.5     Amendments and Waivers....................................................................   107
      12.6     Independence of Representations, Warranties and Covenants.................................   108
      12.7     Entirety..................................................................................   108
      12.8     Notices...................................................................................   108
      12.9     Survival of Warranties and Certain Agreements.............................................   108

Section        Heading                                                                                       Page
-------        -------                                                                                       ----
      12.10    Failure or Indulgence not Waiver; Remedies Cumulative.....................................    109
      12.11    Severability..............................................................................    109
      12.12    Headings..................................................................................    109
      12.13    Applicable Law............................................................................    109
      12.14    Successors and Assigns; Subsequent Holders of Notes.......................................    109
      12.15    Counterparts; Effectiveness...............................................................    109
      12.16    Consent to Jurisdiction; Venue; Waiver of Jury Trial......................................    110
                  A.    New York Jurisdiction............................................................    110
                  B.    Venue............................................................................    110
                  C.    Trial by Jury Waiver.............................................................    110
      12.17    Payments Pro Rata.........................................................................    110
                  A.    Pro Rata Payments................................................................    110
                  B.    Sharing of Payments..............................................................    110
      12.18    Taxes and Other Taxes.....................................................................    111
                  A.    Covered Taxes....................................................................    111
                  B.    Other Taxes......................................................................    113
                  C.    Refunds..........................................................................    113
                  D.    Receipts.........................................................................    113
                  E.    Survival.........................................................................    113
      12.19    Waiver of Stay, Extension or Usury Laws...................................................    113
      12.20    Additional Costs..........................................................................    114
      12.21    Confidentiality...........................................................................    115
      12.22    Acknowledgments...........................................................................    115

Signatures...............................................................................................    S-1

SCHEDULES

SCHEDULE 3.1E        Debt and Contingent Obligations at Closing Date
SCHEDULE 4.3         Approvals
SCHEDULE 4.7         Litigation
SCHEDULE 4.9         Subsidiaries
SCHEDULE 4.13        Environmental Matters
SCHEDULE 4.14        Intellectual Property
SCHEDULE 6.2         Ongoing Indebtedness
SCHEDULE 6.3         Ongoing Liens
SCHEDULE 6.5         Ongoing Investments


EXHIBITS

A        FORM OF INITIAL NOTE
B        FORM OF TERM NOTE
C        [RESERVED]
D        FORM OF NOTICE OF BORROWING
E        FORM OF NOTICE OF CONVERSION
F        [RESERVED]
G        FORM OF REGISTRATION RIGHTS AGREEMENT
H        FORM OF OPINION OF SHERMAN AND HOWARD
           - SPECIAL COUNSEL FOR LOAN PARTIES
I        FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
J        FORM OF SECTION 12.18 CERTIFICATE
K        FORM OF NOTATION OF GUARANTEE

          This Senior Subordinated Credit Agreement is dated as of April 1, 1998, and entered into by and among PRIMESTAR, Inc., a Delaware corporation

("Borrower" or "New PRIMESTAR"), the Guarantors party hereto, the Lenders party
  --------      -------------
hereto (the "Lenders"), Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner &
             -------
Smith Incorporated, as Arranger and Syndication Agent ("Merrill Lynch" or the
                                                        -------------
"Arranger"), Morgan Stanley Senior Funding, Inc., as Administrative Agent (the
 --------
"Administrative Agent"), and Donaldson, Lufkin & Jenrette Securities
 --------------------
Corporation, as Documentation Agent (the "Documentation Agent").
                                          -------------------

                               R E C I T A L S :

          WHEREAS, Borrower desires that the Lenders extend a senior subordinated credit facility to Borrower in connection with the Restructuring Transaction (as defined herein);

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.  DEFINITIONS

          1.1  Certain Defined Terms
               ---------------------

          The following terms used in this Agreement shall have the following meanings:

          "Acquired Indebtedness" shall mean Indebtedness of a Person (a)
           ---------------------
assumed in connection with an Acquisition from such Person or (b) existing at the time such Person becomes a Restricted Subsidiary or is merged or consolidated with or into Borrower or any Restricted Subsidiary.

          "Acquired Person" shall mean, with respect to any specified Person,
           ---------------
any other Person which merges with or into or becomes a Subsidiary of such specified Person.

          "Acquisition" shall mean (i) any capital contribution (by means of
           -----------
transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise) by Borrower or any Restricted Subsidiary to any other Person, or any acquisition or purchase of Equity Interests of any other Person by Borrower or any Restricted Subsidiary, in either case pursuant to which such Person shall become a Restricted Subsidiary or shall be consolidated or merged with or into Borrower or any Restricted Subsidiary or (ii) any acquisition by Borrower or any Restricted Subsidiary of the assets of any Person which constitute substantially all of an operating unit or line of business of such Person or which is otherwise outside of the ordinary course of business.

          "Administrative Agent" see the introduction to this Agreement.
           --------------------

          "Affiliate" shall mean
           ---------

          (x) prior to the Conversion Date, any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding with respect to Borrower any (i) trustee under, or any committee with responsibility for administering, any Plan, (ii) Lender and
     (iii) Agent); a Person shall be deemed to be "controlled by" another Person if such other Person possesses, directly or indirectly, power: (a) to vote 10% or more of the securities having ordinary voting power for the election of directors or managing general partners; or
     (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise, and

          (y) on and after the Conversion Date, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided,
                                                                --------
     however, that (i) beneficial ownership of 10.0% or more of the voting power
     -------
     of the then outstanding voting securities of a Person shall be deemed to be control; and (ii) no individual, other than a director of Borrower or an officer of Borrower with a policymaking function, shall be deemed an Affiliate of Borrower or any of its Subsidiaries, solely by reason of such individual's employment, position or responsibilities by or with respect to Borrower or any of its Subsidiaries; provided, however, that no Agent or
                                          --------  -------
     any of their respective Affiliates shall be treated as an Affiliate of Borrower or of any Subsidiary of Borrower.

          "Affiliate Transaction" see Section 6A.3.
           ---------------------

          "Agents" shall mean the Arranger, the Administrative Agent and the
           ------
Documentation Agent.

          "Agreement" shall mean this Senior Subordinated Credit Agreement dated
           ---------
as of April 1, 1998, as amended and in effect from time to time.

          "Alternate Base Rate" shall mean for any day, a rate per annum that is
           -------------------                                 ---------
equal to the higher of (i) the Prime Rate, or (ii) the Federal Funds Rate, plus
                                                                           ----
0.50%.

          "Annualized Cash Flow" shall mean, as of any date of determination,
           --------------------
EBITDA for the Fiscal Quarter ending on or immediately prior to such date of determination multiplied by four.

          "Applicable Rate" shall mean for each Monthly Period and each Six
           ---------------
Month Period, at the election of the Agents, either (i) the Alternate Base Rate, or (ii) the LIBOR Rate then in effect.

          "Applicable Spread" shall mean (x) with respect to the Initial Loans,
           -----------------
from the Closing Date up to and including June 30, 1998, 475 basis points, and thereafter according to the following schedule:

          From                      To                          Spread
          ----                      --                          ------
          July 1, 1998              July 31, 1998               525 bps
          August 1, 1998            August 31, 1998             550 bps
          September 1, 1998         September 30, 1998          575 bps
          October 1, 1998           October 31, 1998            600 bps
          November 1, 1998          November 30, 1998           625 bps
          December 1, 1998          December 31, 1998           650 bps
          January 1, 1999           January 31, 1999            675 bps
          February 1, 1999          February 28, 1999           700 bps
          March 1, 1999             March 31, 1999              725 bps
          April 1, 1999             April 30, 1999              750 bps
and (y) with respect to the Term Loans, 8.50%. In addition, during the continuance of any Event of Default, the Applicable Spread will increase by 2.00% over the Applicable Spread then in effect.

          "Arranger" see the introduction to this Agreement.
           --------

          "ASkyB Satellite" shall mean either of the high power communications
           ---------------
satellites to be purchased by New PRIMESTAR in the ASkyB Transaction.

          "ASkyB Transaction" shall mean the acquisition by New PRIMESTAR from
           -----------------
MCI Telecommunications Corporation ("MCI"), The News Corporation Limited ("News
                                     ---                                   ----
Corp.") and American Sky Broadcasting LLC, a wholly owned Subsidiary of News
----
Corp. ("ASkyB"), of the ASkyB Satellites, certain authorizations granted to MCI
        -----
by the FCC and certain related contracts, all pursuant to an asset acquisition agreement dated as of June 11, 1997 among Primestar Partnership, News Corp., MCI, ASkyB and, for certain purposes only, each Partner.

          "Asset Sale" shall mean any direct or indirect sale, conveyance,
           ----------
transfer, lease (that has the effect of a disposition) or other disposition (including, without limitation, any merger, consolidation or sale-leaseback transaction) to any Person other than Borrower or a Wholly Owned Restricted Subsidiary, in one transaction or a series of related transactions, of (i) any Equity Interest of any Restricted Subsidiary; (ii) any material license, franchise or other authorization of Borrower or any Restricted Subsidiary; (iii) any assets of Borrower or any Restricted Subsidiary which constitute substantially all of an operating unit or line of business of Borrower or any Restricted Subsidiary; or (iv) any other property or asset of Borrower or any Restricted Subsidiary outside of the ordinary course of business (including the receipt of proceeds paid on account of the loss of or damage to any property or asset (other than to the extent such proceeds are used to replace or repair such assets or property) and awards of compensation for any asset taken by condemnation, eminent domain or similar proceedings). The term "Asset Sale" shall also include the receipt of any damages or other amounts due under the Satellite Construction Agreement to Borrower or any Subsidiary (including, without limitation, the refund of the full purchase price of any Tempo Satellite which has not been delivered pursuant to the terms thereof) from a Person other than Borrower or its Subsidiaries. The term "Asset Sale" shall not include (a) any transaction consummated in compliance with Section 6A.8 and the creation of any Lien not prohibited by Section 6A.4; provided, however, that any transaction
                                         -------- --------
consummated in compliance with Section 6A.8 involving a sale, conveyance, assignment, transfer, lease or other disposal of less than all of the properties or assets of Borrower and the Restricted Subsidiaries shall be deemed to be an Asset Sale with respect to the properties or assets of Borrower and the Restricted Subsidiaries that are not so sold, conveyed, assigned, transferred, leased or otherwise disposed of in such transaction; (b) sales of property or equipment that has become worn out, obsolete or damaged or otherwise unsuitable for use in connection with the business of Borrower or any Restricted Subsidiary, as the case may be; (c) any transaction consummated in compliance with Section 6A.1; and (d) sales of accounts receivable for cash at fair market value. In addition, solely for purposes of Section 6A.9, any sale, conveyance, transfer, lease or other disposition of any property or asset, whether in one transaction or a series of related transactions, involving assets with a Fair Market Value not in excess of $10.0 million in any fiscal year shall be deemed not to be an Asset Sale.

          "Asset Transfer Agreements" shall mean the MediaOne Asset Transfer
           -------------------------
Agreement, the Newhouse Asset Transfer Agreement and the TWE Asset Transfer Agreement.

          "Assignment and Assumption Agreement" shall mean an agreement
           -----------------------------------
substantially in the form of Exhibit I with respect to a proposed assignment.
                             ---------

          "Assumption Agreements" shall mean the TWE Assumption Agreement, the
           ---------------------
Newhouse Assumption Agreement, the New PRIMESTAR/TWE Assumption Agreement and the New PRIMESTAR/Newhouse Assumption Agreement.

          "Authorized Officer" shall mean, with respect to Borrower and any
           ------------------
other Loan Party, those of its officers or managing members (in the case of a limited liability company) whose signatures and incumbency shall have been certified by Borrower to the Agents and the Lenders.

          "Bankruptcy Law" shall mean Title 11 of the United States Code
           --------------
entitled "Bankruptcy", as now and hereafter in effect, or any successor statute or any other United States federal, state or local law or the law of any other jurisdiction relating to bankruptcy, insolvency, winding up, liquidation, reorganization or relief of debtors, whether in effect on the date hereof or hereafter.

          "Bankruptcy Order" shall mean any court order made in a proceeding
           ----------------
pursuant to or within the meaning of any Bankruptcy Law, containing an adjudication of bankruptcy or insolvency, or providing for liquidation, winding up, dissolution or reorganization, or appointing a custodian of a debtor or of all or any substantial part of a debtor's property, or providing for the staying, arrangement, adjustment or composition of indebtedness or other relief of a debtor.

          "Basic Documents" shall mean the Reorganization Agreement, the
           ---------------
Transition Services Agreement, the Tax Sharing Agreement, the Reimbursement Agreements, the Trade Name and Service Mark License Agreement, the Share Purchase Agreement, the Partnership Agreement, the Partnership Credit Agreement, the Tempo Option, the Tag-Along Agreement and the Tempo Letter Agreements.

          "Board of Directors" shall mean, with respect to any Person, the Board
           ------------------
of Directors of such Person, or any authorized committee of that Board of Directors.

          "Board Resolution" shall mean, with respect to any Person, a duly
           ----------------
adopted resolution of the Board of Directors of such Person.

          "Borrower" see the introduction to this Agreement.
           --------

          "Business Day" shall mean any day excluding Saturday, Sunday and any
           ------------
day which is a legal holiday under the laws of New York, New York or is a day on which banking institutions therein located are authorized or required by law or other governmental action to close.

          "Capitalized Lease Liabilities" shall mean, all monetary obligations
           -----------------------------
of Borrower or any of its Restricted Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof.

          "Capital Lease Obligation" shall mean, at the time any determination
           ------------------------
thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be so required to be capitalized on the balance sheet in accordance with GAAP.

          "Cash Equivalent Investment" shall mean, at any time:
           --------------------------

          (a) any direct obligation of (or guaranteed by) the United States Government (or any agency or instrumentality thereof) maturing not more than one year after such time;

          (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by

               (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any state of the United States or of the District of Columbia and rated A-1 by S&P or P-1 by Moody's, or

               (ii) any Lender (or its holding company);

          (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either

               (i) any bank organized under the laws of the United States (or any State thereof) and which has (x) a credit rating of Aa or better from Moody's or a comparable rating from S&P and (y) a combined capital and surplus greater than $500,000,000 (or the Dollar equivalent thereof), or

               (ii) any Lender;

          (d) any repurchase agreement entered into with any Lender or any commercial banking institution of the stature referred to in clause (c)(i) which

               (i) is secured by a fully perfected security interest in any obligation of the type described in clause (a), and

               (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such commercial banking institution thereunder; or

          (e) money market funds that invest substantially all of their assets in the investments described in clauses (a) through (d) above.

          "Cash Equivalents" shall mean (a) U.S. Dollars; (b) securities issued
           ----------------
or directly and fully guaranteed or insured by the U.S. government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition; (c) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank having capital and surplus in excess of $500 million; (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses
(b) and (c) entered into with any financial institution meeting the qualifications specified in clause (c) above; (e) commercial paper rated A-1 or better by S&P or P-1 or better by Moody's maturing within six months after the date of acquisition; and (f) money market funds that invest substantially all of their assets in any of the investments described in clauses (a) through (e).

          "C-Band Dividends" see Section 6A.1.
           ----------------

          "C-Band Entity" see Section 6A.1.
           -------------

          "C-Band Investment" see Section 6A.1.
           -----------------

          "CERCLA" shall mean the Comprehensive Environmental Response,
           ------
Compensation and Liability Act of 1980, as amended.

          "CERCLIS" shall mean the Comprehensive Environmental Response
           -------
Compensation Liability Information System List.

          "Change of Control" shall mean the occurrence of one or more of the
           -----------------
following events:

          (i) prior to the Conversion Date, (a) any "person" or "group" (as such terms are used in Rule 13d-5 under the Exchange Act, and Sections 13(d) and 14(d) of the Exchange Act) of persons (other than John Malone, the legal heirs of John Malone or any Primestar Partner) becomes, directly or indirectly, in a single transaction or in a related series of transactions by way of merger, consolidation, or other business combination or otherwise, the "beneficial owner" (as such term is used in Rule 13d-3 of the Exchange Act) of 25% or more of the outstanding shares of Voting Equity Interests of Borrower; or (b) during any consecutive two-year period calculated in accordance with GAAP, individuals who at the beginning of such period constituted the board of directors of Borrower (together with any new directors whose election by such board of directors or whose nomination for election by the stockholders of Borrower was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason (other than by action of the Permitted Holders) to constitute a majority of the board of directors of Borrower then in office; and

          (ii) on and after the Conversion Date, the occurrence of any of the following events (whether or not approved by the Board of Directors of Borrower): (a) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act), excluding Permitted Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time, upon the happening of an event or otherwise), directly or indirectly, of more than 35% of the total voting power of the then outstanding Voting Equity Interests of Borrower; (b) Borrower consolidates with, or merges with or into, another Person, or Borrower or the Restricted Subsidiaries sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of the assets of Borrower and the Restricted Subsidiaries (determined on a consolidated basis) to any Person (other than a Wholly Owned Restricted Subsidiary), or any Person consolidates with, or merges with or into, Borrower, in any such event pursuant to a transaction in which the outstanding Voting Equity Interests of Borrower are converted into or exchanged for cash, notes or other property, other than any such transaction where (i) the outstanding Voting Equity Interests of Borrower are converted into or exchanged for (1) Qualified Equity Interests of the surviving or transferee corporation or (2) cash, notes or other property in an amount which could be paid by Borrower as a Restricted Payment under this Agreement and (ii) immediately after such transaction the Person or Persons that "beneficially owned" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) immediately prior to such transaction, directly or indirectly, a majority of the total voting power of the then outstanding Voting Equity Interests of Borrower "beneficially own" (as so determined) a majority of the total voting power of the then outstanding Voting Equity Interests of the surviving or transferee Person; (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of Borrower (together with any new directors whose election by the Board of Directors of Borrower or whose nomination for election by the stockholders of Borrower was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason (other than by action of the Permitted Holders) to constitute a majority of the Board of Directors of Borrower then in office; or (d) the liquidation or dissolution of Borrower.

          "Change of Control Date" see Section 2.5A(iv)(a)(1).
           ----------------------

          "Closing Date" shall mean the date on which the Initial Loan is made
           ------------
and the conditions set forth in Section 3.1 are satisfied or waived in accordance with Section 12.5.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from
           ----
time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code as in effect at the date of this Agreement and any subsequent provisions of the Code amendatory thereof, supplemental thereto or substituted therefor.

          "Comcast" shall mean Comcast Corporation, a Pennsylvania corporation.
           -------

          "Comcast DBS Merger Agreement" shall mean the agreement and plan of
           ----------------------------
merger dated as of February 6, 1998 between New PRIMESTAR and Comcast DBS, Inc., an affiliate of Comcast, pursuant to which Comcast DBS, Inc. will merge with and into New PRIMESTAR.

          "Comcast Satellite Merger Agreement" shall mean the agreement and plan
           ----------------------------------
of merger dated as of February 6, 1998 between New PRIMESTAR and Comcast Satellite Communications, Inc., an affiliate of Comcast, pursuant to which Comcast Satellite Communications, Inc. will merge with and into New PRIMESTAR.

          "Commitment Letter" shall mean the Interim Loan Commitment Letter
           -----------------
dated March 12, 1998 among New PRIMESTAR, TSAT, Merrill Lynch Capital Corporation, Morgan Stanley Bridge Fund, L.L.C. and DLJ Bridge Finance, Inc.

          "Common Stock" shall mean, of any Person, any and all shares,
           ------------
interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of, such Person's common stock, whether outstanding on the Closing Date or issued after the Closing Date, and includes, without limitation, all series and classes of such common stock.

          "Consolidated Income Tax Expense" shall mean, with respect to Borrower
           -------------------------------
for any period, the provision for federal, state, local and foreign income taxes payable by Borrower and the Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

          "Consolidated Interest Expense" shall mean, with respect to Borrower
           -----------------------------
for any period, without duplication, the sum of (i) the interest expense of Borrower and the Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, including, without limitation, (a) any amortization of debt discount; (b) the net cost under Interest Rate Protection Obligations (including any amortization of discounts); (c) the interest portion of any deferred payment obligation; (d) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing; and (e) all capitalized interest and all accrued interest; (ii) the interest component of Capital Lease Obligations paid, accrued and/or scheduled to be paid or accrued by Borrower and the Restricted Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP; and (iii) dividends and distributions in respect of Disqualified Equity Interests actually paid in cash by Borrower during such period as determined on a consolidated basis in accordance with GAAP.

          "Consolidated Net Income" shall mean, with respect to any period, the
           -----------------------
net income of Borrower and the Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, adjusted, to the extent included in calculating such net income, by excluding, without duplication, (a) all extraordinary gains or losses and all gains and losses from the sales or other dispositions of assets out of the ordinary course of business (net of taxes, fees and expenses relating to the transaction giving rise thereto) for such period; (b) that portion of such net income derived from or in respect of Investments in Persons other than Restricted Subsidiaries, except to the extent actually received in cash by Borrower or any Restricted Subsidiary (subject, in the case of any Restricted Subsidiary, to the provisions of clause
(e) of this definition); (c) the portion of such net income (or loss) allocable to minority interests in any Person (other than a Restricted Subsidiary) for such period, except to the extent actually received in cash by Borrower or any Restricted Subsidiary (subject, in the case of any Restricted Subsidiary, to the provisions of clause (e) of this definition); (d) net income (or loss) of any other Person combined with Borrower or any Restricted Subsidiary on a "pooling of interests" basis attributable to any period prior to the date of combination; and (e) the net income of any Restricted Subsidiary to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is not at the time (regardless of any waiver) permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Restricted Subsidiary or its Equity Interest holders.

          "Consolidated Operating Cash Flow" shall mean, with respect to any
           --------------------------------
period, Consolidated Net Income for such period (i) increased (without duplication) by the sum of (a) Consolidated Income Tax Expense for such period to the extent deducted in determining Consolidated Net Income for such period;
(b) Consolidated Interest Expense for such period to the extent deducted in determining Consolidated Net Income for such period; (c) all dividends on Preferred Equity Interests to the extent not taken into account in computing Consolidated Net Income for that period; (d) depreciation, amortization and any other non-cash items for such period to the extent deducted in determining Consolidated Net Income for such period (other than any non-cash item which requires the accrual of, or a reserve for, cash charges for any future period) of Borrower and the Restricted Subsidiaries, including, without limitation, amortization of capitalized debt issuance costs for such period; and (e) solely for purposes of determining the Debt to Operating Cash Flow Ratio, non-recurring charges to the extent deducted in determining Consolidated Net Income, all of the foregoing determined on a consolidated basis in accordance with GAAP, and
(ii) decreased by non-cash items (including non-recurring gains and non-recurring items of income) to the extent they increase Consolidated Net Income (including the partial or entire reversal of reserves taken in prior periods) for such period. Consolidated Operating Cash Flow for Borrower for any period shall be calculated by subtracting therefrom any dividends received from any C-Band Entity in such period and the Consolidated Operating Cash Flow for such period of each Restricted C-Band Subsidiary in each case to the extent that Restricted Payments have been made pursu-ant to clause (ix) of the second paragraph of Section 6A.1 with such dividends or such Consolidated Operating Cash Flow.

          "Contingent Liability" shall mean any agreement, undertaking or
           --------------------
arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding amount of the debt, obligation or other liability guaranteed thereby.

          "Contractual Obligation" shall mean, as applied to any Person, any
           ----------------------
provision of any Security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

          "Controlled Group" shall mean all members of a controlled group of
           ----------------
corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

          "Conversion Date" shall mean the one year anniversary of the Closing
           ---------------
Date.

          "Covered Taxes" see Section 12.18A.
           -------------

          "Cox" shall mean Cox Communications, Inc., a Delaware corporation.
           ---

          "Cox Merger Agreement" shall mean the agreement and plan of merger
           --------------------
dated as of February 6, 1998 between New PRIMESTAR and Cox Satellite, Inc., an affiliate of Cox, pursuant to which Cox Satellite, Inc. will merge with and into New PRIMESTAR.

          "Credit Documents" shall mean this Agreement, the Notes, the Senior
           ----------------
Subordinated Indenture, the Exchange Notes and the Guarantees.

          "Creditor" shall mean any Agent and any Lender.
           --------

          "Cumulative Operating Cash Flow" shall mean, as at any date of
           ------------------------------
determination, the positive cumulative Consolidated Operating Cash Flow realized during the period commencing on the Closing Date and ending on the last day of the most recent fiscal quarter immediately preceding the date of determination for which consolidated financial information of Borrower is available or, if such cumulative Consolidated Operating Cash Flow for such period is negative, the negative amount by which cumulative Consolidated Operating Cash Flow is less than zero.

          "Custodian" shall mean any receiver, interim receiver, receiver and
           ---------
manager, trustee, assignee, liquidator, sequestrator or similar official charged with maintaining possession or control over property for one or more creditors, whether under any Bankruptcy Law or otherwise.

          "DBS" shall mean direct broadcast satellite.
           ---

          "Debt to Operating Cash Flow Ratio" shall mean  the ratio of (a) the
           ---------------------------------
Total Consolidated Indebtedness (including all Permitted Indebtedness then outstanding) as of the date of calculation (the "Determination Date") to (b)
                                                 ------------------
four times the Consolidated Operating Cash Flow for the latest fiscal quarter for which financial information is available immediately preceding such Determination Date (the "Measurement Period"). For purposes of calculating
                         ------------------
Consolidated Operating Cash Flow for the Measurement Period immediately prior to the relevant Determination Date, (I) any Person that is a Restricted Subsidiary on the Determination Date (or would become a Restricted Subsidiary on such Determination Date in connection with the transaction that requires the determination of such Consolidated Operating Cash Flow) will be deemed to have been a Restricted Subsidiary at all times during such Measurement Period, (II) any Person that is not a Restricted Subsidiary on such Determination Date (or would cease to be a Restricted Subsidiary on such Determination Date in connection with the transaction that requires the determination of such Consolidated Operating Cash Flow) will be deemed not to have been a Restricted Subsidiary at any time during such Measurement Period, and (III) if Borrower or any Restricted Subsidiary shall have in any manner (x) acquired (including through an Acquisition or the commencement of activities constituting such operating business) or (y) disposed of (including by way of an Asset Sale or the termination or discontinuance of activities constituting such operating business) any operating business during such Measurement Period or after the end of such period and on or prior to such Determination Date, such calculation will be made on a pro forma basis in accordance with GAAP as if, in the case of an
             ---------
Acquisition or the commencement of activities constituting such operating business, all such transactions had been consummated on the first day of such Measurement Period and, in the case of an Asset Sale or termination or discontinuance of activities constituting such operating business, all such transactions had been consummated prior to the first day of such Measurement Period; provided, however, that such pro forma adjustment shall not give effect
        --------  -------            ---------
to the Operating Cash Flow of any Acquired Person to the extent that such Person's net income would be excluded pursuant to clause (e) of the definition of Consolidated Net Income. For purposes of determining Total Consolidated Indebtedness as of any Determination Date, the sum of all Indebtedness outstanding under the New PRIMESTAR Senior Credit Facility on such Determination Date and all amounts that Borrower or any Restricted Subsidiary could borrow under the New PRIMESTAR Senior Credit Facility on such Determination Date (assuming the satisfaction of all conditions precedent under the New PRIMESTAR Senior Credit Facility other than conditions relating solely to incremental amounts being available under the New PRIMESTAR Senior Credit Facility) shall be deemed to be outstanding and added to Total Consolidated Indebtedness on such Determination Date (but without duplication).

          "Designated Guarantor Senior Indebtedness" shall mean, with respect to
           ----------------------------------------
any Guarantor, (a) any Indebtedness of such Guarantor outstanding under the New PRIMESTAR Senior Credit Facility and (b) any other Guarantor Senior Indebtedness of such Guarantor which, at the time of determination, has an aggregate outstanding principal amount outstanding, together with any commitments to lend additional amounts, of at least $25.0 million if the instrument governing such Guarantor Senior Indebtedness expressly states that such Indebtedness is Guarantor Senior Indebtedness for purposes of this Agreement and a Board Resolution setting forth such designation by the Company has been filed with the Arranger.

          "Designated Senior Indebtedness" shall mean (a) any Indebtedness
           ------------------------------
outstanding under the New PRIMESTAR Senior Credit Facility and (b) any other Senior Indebtedness which, at the time of determination, has an aggregate principal amount outstanding, together with any commitments to lend additional amounts, of at least $25.0 million, if the instrument governing such Senior Indebtedness expressly states that such Indebtedness is "Designated Senior Indebtedness" for purposes of this Agreement and a Board Resolution setting forth such designation by Borrower has been filed with the Arranger.

          "Designation" see Section 6A.12A.
           -----------

          "Designation Amount" see Section 6A.12A.
           ------------------

          "Determination Date" see the definition of "Debt to Operating Cash
           ------------------
Flow Ratio".

          "Disposition" shall mean, with respect to any Person, any merger,
           -----------
consolidation or other business combination involving such Person (whether or not such Person is the Surviving Person) or the sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of such Person's assets.

          "Disqualified Equity Interest" shall mean any Equity Interest which,
           ----------------------------
by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable, at the option of the holder thereof, in whole or in part, or exchangeable (other than at the option of Borrower) into Indebtedness on or prior to the earlier of the maturity date of the Term Notes or the date on which no Term Notes remain outstanding.

          "Distribution" shall mean the distribution by TCI on December 4, 1996,
           ------------
in the form of a dividend, to the holders of record of Tele-Communications, Inc. Series A TCI Group Common Stock and Tele-Communications, Inc. Series B TCI Group Common Stock on November 12, 1996 (other than certain subsidiaries of TCI that waived such dividend) of all the issued and outstanding shares of common stock of the predecessor of TSAT.

          "Documentation Agent" see the introduction to this Agreement.
           -------------------

          "EBITDA" shall mean, for Borrower and its Restricted Subsidiaries, for
           ------
any applicable period, the sum (without duplication) for such period of:

          (a)  Net Income,

plus
----

          (b) the amount deducted in determining Net Income representing amortization (including amortization with respect to goodwill, deferred financing costs, other non-cash interest income and expense and all other intangible assets), plus
----

          (c) the amount deducted in determining Net Income of all federal, state and local income taxes (whether paid in cash or deferred),

plus
----

          (d) Total Interest Expense plus, without duplication, any non-cash interest expense,

plus
----

          (e) the amount deducted in determining Net Income representing depreciation of assets, plus
----

          (f) the amount deducted in determining Net Income representing other non-cash expenses.

          "Eligible Assignee" shall mean (A) (i) a commercial bank organized
           -----------------
under the laws of the United States of America or any state thereof; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided, however,
                                                              --------  -------
that (x) such bank is acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (iv) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its businesses including, but not limited to, insurance companies, mutual funds and lease financing companies, in each case (under clauses (i) through (iv) above) that is reasonably acceptable to the Arranger; and (B) any Lender and any Affiliate of any Lender.

          "Engagement Letter" shall mean the Interim Loan Engagement Letter
           -----------------
dated March 12, 1998 among New PRIMESTAR, TSAT, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation.

          "Environmental Laws" shall mean all applicable federal, state or local
           ------------------
statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

          "Equity Interests" in any Person shall mean any and all shares,
           ----------------
interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock or other equity participations, including partnership interests, whether general or limited, in such Person, including any Preferred Equity Interests.

          "ERISA" shall mean the United States Employee Retirement Income
           -----
Security Act of 1974, as amended, and any successor statute thereto of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to Sections of ERISA also refer to any successor sections thereto.

          "ERISA Affiliate" shall mean, with respect to any Loan Party, any
           ---------------
trade or business (whether or not incorporated) that, together with such Loan Party, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

          "ERISA Entity" shall mean each Loan Party and each ERISA Affiliate of
           ------------
each Loan Party.

          "Event of Default" see Section 7.
           ----------------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended from time to time, and any successor statute, and all rules and regulations of the SEC promulgated thereunder.

          "exchange notes" see Section 5.11A(v)(a).
           --------------

          "Exchange Notes" see Section 5.12(ii).
           --------------

          "Exchange Offer" see Section 5.11A(v)(a).
           --------------

          "Exchange Request" see Section 5.12.
           ----------------

          "Excluded Taxes" see Section 12.18A.
           --------------

          "Existing Facility Repayment" shall mean the repayment of all
           ---------------------------
indebtedness and permanent termination of all commitments by Borrower in respect of the Partnership Working Capital Facility.

          "Existing Indebtedness" shall mean any Indebtedness of Borrower and
           ---------------------
its Subsidiaries in existence on the Closing Date until such amounts are repaid (including, without limitation, obligations pursuant to each Reimbursement Agreement and the Reorganization Agreement) and identified on Schedule 6.2.
                                                              ------------

          "Existing Indentures" shall mean the Existing Senior Subordinated
           -------------------
Notes Indenture and the Existing Senior Subordinated Discount Notes Indenture.

          "Existing Note Assumption" shall mean the assumption by New PRIMESTAR
           ------------------------
of all obligations of TSAT under the Existing Indentures and the Existing Notes and the release of TSAT from all such obligations.

          "Existing Note Assumption Agreement" shall mean the agreement dated as
           ----------------------------------
of March 31, 1998 between TSAT and New PRIMESTAR pursuant to which the Existing Note Assumption was effected.

          "Existing Notes" shall mean the Existing Senior Subordinated Notes and
           --------------
the Existing Senior Subordinated Discount Notes.

          "Existing Senior Subordinated Discount Notes" shall mean the 12-1/4%
           -------------------------------------------
Senior Subordinated Discount Notes issued by TSAT under an indenture dated as of February 20, 1997 between TSAT and The Bank of New York, as trustee.

          "Existing Senior Subordinated Discount Notes Indenture" shall mean the
           -----------------------------------------------------
Indenture dated as of February 20, 1997, by and between TSAT and The Bank of New York as trustee, under which the Existing Senior Subordinated Discount Notes were issued.

          "Existing Senior Subordinated Notes" shall mean the 10-7/8% Senior
           ----------------------------------
Subordinated Notes issued by TSAT under an indenture dated as of February 20, 1997 between TSAT and The Bank of New York, as trustee.

          "Existing Senior Subordinated Notes Indenture" shall mean the
           --------------------------------------------
Indenture dated as of February 20, 1997, by and between TSAT and the Bank of New York as trustee, under which the Existing Senior Subordinated Notes were issued.

          "Expiration Date" see the definition of "Offer to Purchase" below.
           ---------------

          "Fair Market Value" shall mean with respect to any asset, the price
           -----------------
(after taking into account any liabilities relating to such asset) which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction; provided, however, that the Fair Market
                                        --------  -------
Value of any such asset or assets shall be de-termined conclusively by the Board of Directors of Borrower acting in good faith, and shall be evidenced by resolutions of the Board of Directors of Borrower delivered to the Arranger.

          "FCC" shall mean the Federal Communications Commission.
           ---

          "Federal Funds Rate" shall mean, for any period, a fluctuating
           ------------------
interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Arranger from three Federal Funds brokers of recognized standing selected by the Arranger.

          "Fee Letter" shall mean the Interim Loan Fee Letter dated March 12,
           ----------
1998 among New PRIMESTAR, TSAT, Merrill Lynch Capital Corporation, Morgan Stanley Bridge Fund, L.L.C. and DLJ Bridge Finance, Inc.

          "Fiscal Quarter" shall mean a quarter ending on the last day of March,
           --------------
June, September and December.

          "Fiscal Year" shall mean any period of twelve consecutive calendar
           -----------
months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1997 Fiscal Year") refer to the
                                    ---
Fiscal Year ending on December 31 of such calendar year.

          "F.R.S. Board" shall mean the Board of Governors of the Federal
           ------------
Reserve System or any successor thereto.

          "Funding Guarantor" see Section 10.5.
           -----------------

          "GAAP" shall mean United States generally accepted accounting
           ----
principles as in effect from time to time, which are applicable to the circumstances as of the date of determination.

          "GE Americom" shall mean GE American Communications, Inc., a Delaware
           -----------
corporation.

          "GE Americom Merger Agreement" shall mean the agreements and plan of
           ----------------------------
merger dated as of February 6, 1998 between New PRIMESTAR and GE Americom Services, Inc., an affiliate of GE Americom, pursuant to which GE Americom Services, Inc. will merge with and into New PRIMESTAR.

          "GE-2 Agreement" shall mean the Amended and Restated Memorandum of
           --------------
Agreement, effective as of October 18, 1996, between Primestar Partnership and GE Americom and, upon the execution of the Service Agreement (as defined in the GE-2 Agreement) between Primestar Partnership and GE Americom contemplated therein, shall include such Service Agreement, as amended and in effect from time to time.

          "Governmental Approval" shall mean any action, authorization, consent,
           ---------------------
approval, license, lease, ruling, permit, tariff, rate, certification, exemption, filing, variance, claim, order, judgment, decree, publication, notices to, declarations of or with or registration by or with any Governmental Authority.

          "Governmental Authority" shall mean the government of the United
           ----------------------
States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, whether now or hereafter constituted and/or existing.

          "Governmental Rule" shall mean any statute, law, regulation,
           -----------------
ordinance, rule, judgment, order, decree, permit, concession, grant, franchise, license, agreement, directive, guideline, policy, requirement, or other governmental authorization including any conditions thereof, restriction or any similar form of published or otherwise known decision of or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority, whether now or hereafter in effect (including any Environmental Law).

          "Guarantees" shall mean, collectively, the guarantees delivered to the
           ----------
Lenders by the Guarantors pursuant to Section 10 which are evidenced by notations of guarantee substantially in the form of Exhibit K.
                                                    ---------

          "Guarantors" shall mean each of the Subsidiaries of Borrower, if any,
           ----------
that guarantees Borrower's obligations under this Agreement pursuant to Section 6.13.

          "Guarantor Blockage Period" see Section 11.2A.
           -------------------------

          "Guarantor Payment Blockage Notice" see Section 11.2A.
           ---------------------------------

          "Guarantor Senior Indebtedness" shall mean, with respect to any
           -----------------------------
Guarantor, at any date, (a) all Obligations of such Guarantor under the New PRIMESTAR Senior Credit Facility; (b) all Interest Rate Protection Obligations of such Guarantor; (c) all Obligations of such Guarantor under stand-by letters of credit; and (d) all other Indebtedness of such Guarantor for borrowed money, including principal, premium, if any, and interest (including Post-Petition Interest) on such Indebtedness, unless the instrument under which such Indebtedness of such Guarantor for money borrowed is Incurred expressly provides that such Indebtedness for money borrowed is not senior or superior in right of payment to such Guarantor's Guaranty of the Loans, and all renewals, extensions, modifications, amendments or refinancings thereof. Notwithstanding the foregoing, Guarantor Senior Indebtedness shall not include (a) to the extent that it may constitute Indebtedness, any Obligation for federal, state, local or other taxes; (b) any Indebtedness between such Guarantor, Borrower or any Subsidiary of Borrower; (c) to the extent that it may constitute Indebtedness, any obligation in respect of any trade payable incurred for the purchase of goods or materials, or for services obtained, in the ordinary course of business; (d) that portion of any Indebtedness that is Incurred in violation of this Agreement; provided, however, that such Indebtedness shall be deemed not to
                --------  -------
have been Incurred in violation of this Agreement for purposes of this clause
(d) if (i) the holder(s) of such Indebtedness or their representative or the Company shall have furnished to the Arranger an opinion of independent legal counsel, unqualified in all material respects, addressed to the Arranger (which legal counsel may, as to matters of fact, rely upon an Officers' Certificate of Borrower) to the effect that the Incurrence of such Indebtedness does not violate the provisions of this Agreement or (ii) in the case of any obligations under the New PRIMESTAR Senior Credit Facility, the holder(s) of such obligations or their agent or representative shall have received a representation from the Company to the effect that the Incurrence of such Indebtedness does not violate the provisions of this Agreement; (e) Indebtedness evidenced by such Guarantor's Guaranty of the Loans; (f) Indebtedness of such Guarantor that is expressly subordinate or junior in right of payment to any other Indebtedness of such Guarantor; (g) to the extent that it may constitute Indebtedness, any obligation owing under leases (other than

Capital Lease Obligations) or management agreements; and (h) any obligation that by operation of law is subordinated to any general unsecured obligations of such Guarantor.

          "Guaranty" see Section 6A.7.
           --------

          "Hazardous Materials" shall mean
           -------------------

          (a)  any "hazardous substance", as defined by CERCLA;

          (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended; or

          (c) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance (including any petroleum product) within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended.

          "Hedging Obligations" shall mean, with respect to any Person, all
           -------------------
liabilities of such Person under currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

          "High Power Satellite Transmission Business" shall mean the business
           ------------------------------------------
of the acquisition, transmission and sale of programming in the high power direct broadcast satellite business utilizing broadcast satellite service operating in the Ku-band (including any provision of such services to cable operators or other media providers) which may utilize all or part of satellites owned or leased by Borrower or a Subsidiary and all other activities relating thereto or arising therefrom other than the construction, sale or financing of broadcast satellites.

          "High Power Satellite Transmission Subsidiary" shall mean a Wholly-
           --------------------------------------------
Owned Restricted Subsidiary of Borrower which engages in, or acts as a distributor for, the High Power Satellite Transmission Business.

          "Impermissible Qualification" shall mean, relative to the opinion or
           ---------------------------
certification of any independent public accountant as to any financial statement of Borrower, any qualification or exception to such opinion or certification:

          (a)  which is of a "going concern" or similar nature;

          (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

          (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause Borrower to be in default of any of its obligations under Section 6.4.

          "Incur" shall mean, with respect to any Indebtedness, to incur,
           -----
create, issue, assume, guarantee or otherwise become liable for or with respect to, or become responsible for the payment of, contingently or otherwise, such Indebtedness; provided, however, that the term "Incur" shall not include
              --------  -------
conversions or continuations of Loans.

          "Indebtedness" shall mean
           ------------

          (x) prior to the Conversion Date, (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person; (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities; (d) net liabilities of such Person under all Hedging Obligations; (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and (f) all Contingent Liabilities of such Person in respect of any of the foregoing; for all purposes of this Agreement, the Indebtedness of any Person shall include the recourse Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer; and

          (y) on and after the Conversion Date, (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (a) every obligation of such Person for money borrowed; (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (c) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (d) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable incurred in the ordinary course of business and payable in accordance with industry practices, or other accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith); (e) every Capital Lease Obligation of such Person; (f) every net obligation under interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements of such Person; (g) every obligation of the type referred to in clauses (a) through (f) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor, guarantor or otherwise; and (h) any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (a) through (g) above. Indebtedness (a) shall never be calculated taking into account any cash and cash equivalents held by such Person; (b) shall not include obligations of any Person (x) arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds in the ordinary course of business, provided that such obligations are extinguished within two Business Days of their incurrence unless covered by an overdraft line, (y) resulting from the endorsement of negotiable instruments for collection in the ordinary course of business and (z) under stand-by letters of credit to the extent collateralized by cash or Cash Equivalents; (c) which provides that an amount less than the principal amount thereof shall be due upon any declaration of acceleration thereof shall be deemed to be incurred or outstanding in an amount equal to the accreted value thereof at the date of determination; (d) shall include the liquidation preference and any mandatory redemption payment obligations in respect of any Disqualified Equity Interests of Borrower or any Restricted Subsidiary; and (e) shall not include obligations under performance bonds, performance guarantees, surety bonds and appeal bonds, letters of credit or similar obligations, incurred in the ordinary course of business (other than under any such agreement, to the extent relating to any obligation of an Unrestricted Subsidiary).

          "Indemnitee" see Section 12.3.
           ----------

          "Independent Financial Advisor" shall mean a nationally recognized,
           -----------------------------
accounting, appraisal, investment banking firm or consultant engaged in the satellite business that is, in the judgment of the Board of Directors of Borrower, qualified to perform the task for which it has been engaged (i) which is not an Affiliate of, and whose directors, officers and employees are not Affiliates of, Borrower and (ii) which, in the judgment of the Board of Directors of Borrower, is independent and qualified to perform the task for which it is to be engaged.

          "Initial Loan Commitment" see Section 2.1A.
           -----------------------

          "Initial Loan" see Section 2.1A.
           ------------

          "Initial Notes" see Section 2.1D.
           -------------

          "In-Orbit Insurance" shall mean, with respect to a Tempo Satellite (or
           ------------------
any replacement thereof), In-Orbit insurance providing coverage beginning not earlier than 180 days after the launch of such Tempo Satellite (or any replacement thereof) in an amount which is equal to or greater than the cost of construction, launch and insurance of such Tempo Satellite (or any replacement thereof), which insurance shall provide pro rata benefits to the insured upon a
                                        --- ----
loss of more than 20% of the capacity of such Tempo Satellite (or any replacement thereof) and shall compensate the insured for a total loss upon a loss of more than 50% of the capacity of such Tempo Satellite (or any replacement thereof).

          "Insolvency or Liquidation Proceeding" shall mean, with respect to any
           ------------------------------------
Person, any liquidation, dissolution or winding up of such Person, or any bankruptcy, reorganization, insolvency, receivership or similar proceeding with respect to such Person, whether voluntary or involuntary.

          "Interest Period" shall mean, with respect to the Initial Loans, 30
           ---------------
days, and with respect to the Term Loans, six months.

          "Interest Rate Determination Date" shall mean (x) the second Business
           --------------------------------
Day on which banks in New York and London are open prior to the Closing Date or the Conversion Date, as the case may be, and (y) with respect to any Monthly Period or Six Month Period, the second Business Day prior to the first Business Day of such Monthly Period or Six Month Period, as the case may be, on which banks in New York City and London are open.

          "Interest Rate Protection Obligations" shall mean, with respect to any
           ------------------------------------
Person, the Senior Indebtedness Obligations of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and other similar agreements or arrangements.

          "Investment" shall mean, with respect to any Person,
           ----------

          (x) prior to the Conversion Date, (a) any loan or advance made by such Person to any other Person (excluding commission, travel, petty cash and similar advances to officers and employees made in the ordinary course of business); (b) any Contingent Liability of such Person incurred in connection with loans or advances described in clause (a); and (c) any ownership or similar interest held by such Person in any other Person; the amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment; and

          (y) on and after the Conversion Date, any direct or indirect loan, advance, guarantee or other extension of credit or capital contribution to (by means of transfers of cash or other property or assets to others or payments for property or services for the account or use of others, or otherwise), or purchase or acquisition of capital stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any other Person. The amount of any Investment shall be the original cost of such Investment, plus the cost of all additions thereto, and minus the
                      ----                                        -----
     amount of any portion of such Investment repaid to such Person in cash as a repayment of principal or a return of capital, as the case may be, but without any other adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment. In determining the amount of any Investment involving a transfer of any property or asset other than cash, such property shall be valued at its fair market value at the time of such transfer, as determined in good faith by the board of directors (or comparable body) of the Person making such transfer.

          "Lenders" see the introduction to this Agreement and shall include any
           -------
assignee of any Loan, Note or Loan Commitment to the extent of such assignment.

          "LIBOR Rate" shall mean, relative to any Interest Period, the rate of
           ----------
interest determined as follows:

          (a) on the Interest Determination Date, the Arranger shall obtain the offered quotation(s) that appear on the Reuter's Screen for Dollar deposits for a period comparable to such Interest Period. If at least two such offered quotations appear on the Reuter's Screen, the LIBOR Rate shall be the arithmetic average (rounded upwards, if necessary, to the nearest 1/16th of 1%) of such offered quotations, as determined by the Arranger; or

          (b) if the Reuter's Screen is not available or has been discontinued, the LIBOR Rate shall be the rate per annum which the Arranger in good faith determines to be the arithmetic average (rounded as aforesaid) of the offered quotations for Dollar deposits in an amount comparable to the Arranger's share of the relevant amount in respect of which the LIBOR Rate is being determined for a period comparable to the relevant LIBOR Interest Period that leading banks in New York City selected by the Arranger are quoting at 11:00 A.M. on the Interest Determination Date in the New York Interbank Market to major international banks.

          "Lien" shall mean any lien, mortgage, charge, security interest,
           ----
hypothecation, assignment for security or encumbrance of any kind (including any conditional sale or capital lease or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

          "Loan Commitment" shall mean the Initial Loan Commitment and the Term
           ---------------
Loan Commitment.

          "Loan Documents" shall mean this Agreement, the Initial Notes, the
           --------------
Term Notes, the Guarantees, the Senior Subordinated Indenture, the Exchange Notes and the Registration Rights Agreement.

          "Loan Party" shall mean Borrower and any Guarantor.
           ----------

          "Loans" shall mean, collectively, the Initial Loan and the Term Loan.
           -----

          "Loral" shall mean Space Systems/Loral, Inc., a New York corporation.
           -----

          "Losses" of any Person shall mean the losses, liabilities, claims
           ------
(including those based upon negligence, strict or absolute liability and liability in tort), damages, expenses, obligations, penalties, actions, judgments, encumbrances, liens, penalties, fines, suits, reasonable costs or disbursements of any kind or nature whatsoever (including reasonable fees and expenses of counsel in connection with any Proceeding commenced or threatened in writing, whether or not such Person shall be designated a party thereto) at any time (including following the payment of the Obligations) incurred by, imposed on or asserted against such Person.

          "Margin Stock" shall mean margin stock within the meaning of
           ------------
Regulations T, U and X of the F.R.S. Board.

          "Material Adverse Change" shall mean a material adverse change or any
           -----------------------
condition or event that could be expected to result in a material adverse change in the business, assets, liabilities (contingent or otherwise), operations, condition (financial or otherwise), prospects, solvency, properties, regulatory environment, licenses, programming or material agreements of Borrower and its Subsidiaries, taken as a whole (except that for purposes of Section 4, the words "prospects", "properties", "regulatory environment", "licenses", and "programming or material agreements" shall not apply).

          "Material Adverse Effect" shall mean (a) a material adverse effect
           -----------------------
upon the business, assets, liabilities (contingent or otherwise), operations, condition (financial or otherwise), prospects, solvency, properties, regulatory environment, licenses, programming or material agreements of Borrower and its Subsidiaries, taken as a whole (except that for purposes of Section 4, the words "prospects", "properties", "regulatory environment", "licenses", and "programming or material agreements" shall not apply), or (b) the impairment in any material respect of the ability of any Loan Party to perform, or the impairment in any material respect of the ability of the Agents or Lenders to enforce, any Loan Document or any of the Obligations.

          "Material Subsidiary" shall mean, with respect to any accounting
           -------------------
period, any Restricted Subsidiary of Borrower (i) whose revenues constitute greater than 5% of the aggregate dollar value of the revenues of Borrower and its Subsidiaries, taken as a whole, for such accounting period or (ii) the fair market value of whose assets at any time during such accounting period is greater than 5% of the fair market value of all of the assets of Borrower and its Restricted Subsidiaries at such time.

          "Maturity Date" see Section 2.2D.
           -------------

          "Maximum Cash Interest Rate" shall mean an interest rate of 15% per
           --------------------------                                     ---
annum; provided, however, that (x) in computing such interest rate there shall
-----  --------  -------
be excluded any additional interest payable pursuant to Section 2.3C, and (y) in computing such interest rate, fees paid to the Lenders shall not be deemed an interest payment.

          "Maximum Interest Rate" shall mean an interest rate of 16% per annum;
           ---------------------                                     --- -----
provided, however, that (x) in computing such interest rate there shall be
--------  -------
excluded any additional interest payable pursuant to Section 2.3C, and (y) in computing such interest rate, fees paid to the Lenders shall not be deemed an interest payment.

          "MDUs" shall mean hotels, motels, bars, restaurants, businesses,
           ----
schools and other multiple dwelling units.

          "Measurement Period" see the definition of "Debt to Operating Cash
           ------------------
Flow Ratio" above.

          "MediaOne" shall mean MediaOne of Delaware, Inc., a Delaware
           --------
corporation.

          "MediaOne Asset Transfer Agreement" shall mean the asset transfer
           ---------------------------------
agreement among MediaOne, certain of its affiliates and New PRIMESTAR, pursuant to which MediaOne and such affiliates will contribute certain assets to New PRIMESTAR, and New PRIMESTAR will assume certain liabilities of MediaOne and such affiliates.

          "Merger Agreements" shall mean the Comcast DBS Merger Agreement, the
           -----------------
Comcast Satellite Merger Agreement, the Cox Merger Agreement and the GE Americom Merger Agreement.

          "Merger and Contribution Agreement" shall mean the agreement dated as
           ---------------------------------
of February 6, 1998 (as amended by the side letter dated as of March 30, 1998) among New PRIMESTAR and each of the Partners.

          "Merrill Lynch" see the introduction to the Agreement.
           -------------

          "Monthly Period" shall mean the period commencing on the last calendar
           --------------
day of each month, if such day is a Business Day, or the first Business Day succeeding the last calendar day of each month and ending on the day next preceding the first Business Day of the following Monthly Period; provided,
                                                                  --------
however, that the first Monthly Period shall commence on the Closing Date.
-------

          "Moody's" shall mean Moody's Investors Service, Inc.
           -------

          "Multiemployer Plan" shall mean a "multiemployer plan," as defined in
           ------------------
Section 4001(a)(3) of ERISA, (i) to which any ERISA Entity is contributing, or at any time within the immediately preceding five calendar years has contributed, (ii) to which any ERISA Entity has, or, at any time within the immediately preceding five calendar years has had, an obligation to contribute or (iii) with respect to which any ERISA Entity retains any liability.

          "NAIC" shall mean the National Association of Insurance Commissioners.
           ----

          "Net Cash Proceeds" shall mean the aggregate proceeds in the form of
           -----------------
cash or Cash Equivalents received by Borrower or any Restricted Subsidiary in respect of any Asset Sale, including all cash or Cash Equivalents received upon any sale, liquidation or other exchange of proceeds of Asset Sales received in a form other than cash or Cash Equivalents, net of (a) the direct costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and any relocation expenses incurred as a result thereof; (b) taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements); (c) amounts required to be applied to the repayment of Indebtedness secured by a Lien on the asset or assets that were the subject of such Asset Sale; (d) amounts deemed, in good faith, appropriate by the Board of Directors of Borrower to be provided as a reserve, in accordance with GAAP, against any liabilities associated with such assets which are the subject of such Asset Sale (provided that the amount of any such reserves shall be deemed to constitute Net Cash Proceeds at the time such reserves shall have been released or are not otherwise required to be retained as a reserve); and
(e) with respect to Asset Sales by Subsidiaries, the portion of such cash payments attributable to Persons holding a minority interest in such Subsidiary. Net Cash Proceeds shall always be net of any actual application of any such proceeds to the Loans.

          "Net Income" shall mean, for any period, the aggregate of all amounts
           ----------
(exclusive of all amounts in respect of any non-cash extraordinary gains and any non-cash extraordinary losses) which, in accordance with GAAP, would be included as net income on the consolidated financial statements of Borrower and its Restricted Subsidiaries for such period.

          "New PRIMESTAR" see the introduction to this Agreement.
           -------------

          "New PRIMESTAR/Newhouse Assumption" shall mean the assumption by New
           ---------------------------------
PRIMESTAR of certain obligations of Newhouse under the Newhouse Assumption Agreement, and the release of Newhouse from such obligations.

          "New PRIMESTAR/Newhouse Assumption Agreement" shall mean the
           -------------------------------------------
assumption agreement dated as of the date hereof by and among Newhouse, New PRIMESTAR and each of the other parties to the Newhouse Assumption Agreement, pursuant to which the New PRIMESTAR/Newhouse Assumption will be effected.

          "New PRIMESTAR Senior Credit Facility" shall mean the senior credit
           ------------------------------------
agreement dated as of March 31, 1998 among New PRIMESTAR, the lenders party thereto from time to time, and The Bank of Nova Scotia, NationsBank of Texas, N.A. and Credit Lyonnais New York Branch, as Arranging Agents, including related notes, guarantees, security agreements, pledge agreements, mortgages, other collateral documents and note agreements and other instruments and agreements executed in connection therewith, including any deferrals, renewals, waivers, extensions, replacements, refinancings or refundings thereof, or amendments, modifications or supplements thereto and any agreement providing therefor, whether by or with the same or any other lender, creditor, group of lenders or group of creditors, and including related notes, guarantees, security agreements, pledge agreements, mortgages, other collateral documents (including all Loan Documents (as defined in the New PRIMESTAR Senior Credit Facility)) and note agreements and other instruments and agreements executed in connection therewith.

          "New PRIMESTAR/TWE Assumption" shall mean the assumption by New
           ----------------------------
PRIMESTAR of certain obligations of TWE under the TWE Senior Credit Agreement, including without limitation those assumed pursuant to the TWE Assumption Agreement, and the release of TWE from such obligations.

          "New PRIMESTAR/TWE Assumption Agreement" shall mean the assumption
           --------------------------------------
agreement dated as of the date hereof by and among TWE and New PRIMESTAR, pursuant to which the New PRIMESTAR/TWE Assumption will be effected.

          "Newhouse" shall mean Advance/Newhouse Partnership, a New York general
           --------
partnership.

          "Newhouse Asset Transfer Agreement" shall mean the asset transfer
           ---------------------------------
agreement dated as of February 6, 1998, as amended, between Newhouse and New PRIMESTAR.

          "Newhouse Assumption" shall mean the assumption by Newhouse of certain
           -------------------
obligations of TWE-A/N under the TWE-A/N Senior Credit Agreement and the release of TWE-A/N from such obligations.

          "Newhouse Assumption Agreement" shall mean the assumption agreement
           -----------------------------
dated as of the date hereof by and among Newhouse and TWE-A/N, pursuant to which the Newhouse Assumption was effected.

          "Non-U.S. Lender" see Section 12.18A.
           ---------------

          "Note Amount" see Section 2.5A(iv)(b).
           -----------

          "Note Portion of Unutilized Net Cash Proceeds" see Section
           --------------------------------------------
2.5A(iv)(b).

          "Notes" shall mean, collectively, the Initial Notes and the Term
           -----
Notes.

          "Notice of Borrowing" shall mean a notice substantially in the form of
           -------------------
Exhibit D with respect to a proposed borrowing hereunder.
---------

          "Notice of Conversion" shall mean a notice substantially in the form
           --------------------
of Exhibit E with respect to a proposed conversion.
   ---------

          "Notice Date" see Section 2.3A(ii).
           -----------

          "Obligations" shall mean all obligations of every nature of Borrower
           -----------
and the Guarantors from time to time owed to the Lenders and the Agents under the Loan Documents, whether for principal, reimbursements, interest, fees, expenses, indemnities or otherwise, and whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance).

          "Offering" see Section 5.11A(i).
           --------

          "Offer" see the definition of "Offer to Purchase" below.
           -----

          "Offer to Purchase" shall mean a written offer (the "Offer") sent by
           -----------------                                   -----
or on behalf of Borrower by first-class mail, postage prepaid, to each Lender at his notice for address pursuant to Section 12.8 on the date of the Offer offering to purchase up to the principal amount of Term Notes specified in such Offer at the purchase price specified in such Offer. Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "Expiration
                                                                    ----------
Date") of the Offer to Purchase, which shall be not less than 20 Business Days
----
nor more than 60 days after the date of such Offer, and a settlement date (the "Purchase Date") for purchase of Term Notes to occur no later than five Business
 -------------
Days after the Expiration Date. Borrower shall notify the Arranger at least 15 Business Days (or such shorter period as is acceptable to the Arranger) prior to the mailing of the Offer of Borrower's obligation to make an Offer to Purchase, and the Offer shall be mailed by Borrower or, at Borrower's request, by the Arranger in the name and at the expense of Borrower. The Offer shall contain all the information required by applicable law to be included therein. The Offer also shall contain information concerning the business of Borrower and its Subsidiaries which Borrower in good faith believes will enable such Lenders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include (i) the most recent annual and quarterly consolidated financial statements of Borrower and a financial analysis substantially similar to a "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in a Form S-1 registration statement filed by an issuer on its behalf with the SEC (which requirements may be satisfied by delivery of such documents together with the Offer), (ii) a description of material developments in Borrower's business subsequent to the date of the latest of such financial statements referred to in clause (i) (including a description of the events requiring Borrower to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring Borrower to make the Offer to Purchase and (iv) any other information required by applicable law to be included therein). The Offer shall contain all instructions and materials necessary to enable such Lenders to tender Term Notes pursuant to the Offer to Purchase. The Offer shall also state:

          (1) the Section of this Agreement pursuant to which the Offer to Purchase is being made;

          (2)  the Expiration Date and the Purchase Date;

          (3) the aggregate principal amount of the outstanding Term Notes offered to be purchased by Borrower pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such amount has been determined pursuant to the Section of this Agreement requiring the Offer to Purchase) (the "Purchase
                                                                --------
               Amount");
               ------

          (4) the purchase price to be paid by Borrower for each $1,000 aggregate principal amount of Term Notes accepted for payment (the "Purchase Price");
                     --------------

          (5) the place or places where Term Notes are to be surrendered for tender pursuant to the Offer to Purchase;

          (6) that interest on any Term Note not tendered or tendered but not purchased by Borrower pursuant to the Offer to Purchase will continue to accrue;

          (7) that on the Purchase Date the Purchase Price will become due and payable upon each Term Note being accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

          (3) that each holder electing to tender all or any portion of a Term Note pursuant to the Offer to Purchase will be required to surrender such Term Note at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Term Note being, if Borrower or the Arranger so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Borrower and the Arranger duly executed by, the holder thereof or his attorney duly authorized in writing);

          (9) that Lenders will be entitled to withdraw all or any portion of Term Notes tendered if Borrower receives, not later than the close of business on the fifth Business Day next preceding the Expiration Date, a telegram, telex, facsimile transmission or letter setting forth the name of the holder, the principal amount of the Term Note the holder tendered, the certificate number of the Term Note the holder tendered and a statement that such holder is withdrawing all or a portion of his tender;

          (10) that (a) if Term Notes in an aggregate principal amount at maturity less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, Borrower shall purchase all such Term Notes and (b) if Term Notes in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, Borrower shall purchase Term Notes having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with
                                                        --------
               such adjustments as may be deemed appropriate so that only Term Notes in denominations of $1,000 principal amount at maturity or integral multiples thereof shall be purchased); and

          (11) that in the case of any holder whose Term Note is purchased only in part, Borrower shall execute and the Arranger shall authenticate and deliver to the holder of such Term Note without service charge, a new Term Note or Term Notes, of any authorized denomination as requested by such holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Term Note so tendered.

          An Offer to Purchase shall be governed by and effected in accordance with the provisions above pertaining to any Offer. References above to principal amount shall mean and refer to principal amount at maturity, unless the context otherwise requires.

          "Officer" shall mean the Chairman of the Board of Directors, the
           -------
President, any Vice President, the Chief Financial Officer, the Controller, the Treasurer or the Secretary of any Person.

          "Officers' Certificate" shall mean, as applied to any corporation, a
           ---------------------
certificate executed on behalf of such corporation by at least one Officer.

          "Organic Document" shall mean, relative to any Person, as applicable,
           ----------------
its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation limited liability agreement.

          "Original Term Notes" see Section 2.2D.
           -------------------

          "Other Indebtedness" see Section 2.5A(iv)(b).
           ------------------

          "Other Taxes" see Section 12.18B.
           -----------

          "Participant" see Section 12.1B.
           -----------

          "Partner" shall mean any of TSAT, TWE, Newhouse, Comcast, Cox,
           -------
MediaOne and GE Americom.

          "Partner Business" see Section 3.1J.
           ----------------

          "Partner Entity" shall mean any Affiliate of any Partner that will
           --------------
transfer assets to or merge with New PRIMESTAR pursuant to any Restructuring Agreement.

          "Partnership Agreement" shall mean the Limited Partnership Agreement
           ---------------------
of Primestar Partnership (then known as K Prime Partners, L.P.), dated as of February 8, 1990, as amended and in effect from time to time.

          "Partnership Credit Agreement" shall mean the bank credit facility
           ----------------------------
obtained by Primestar Partnership to finance advances to Tempo for payments due in respect of the Tempo Satellites under the Satellite Construction Agreement, and supported by letters of credit arranged for by affiliates of the partners of the Partnership (other than GE Americom Services, Inc.).

          "Partnership Working Capital Facility" shall mean the existing $50.0
           ------------------------------------
million working capital facility of Primestar Partnership.

          "Payment Blockage Notice" see Section 8.2A.
           -----------------------

          "Payment Blockage Period" see Section 8.2A.
           -----------------------

          "Payment Office" shall mean the office of the Arranger located at 250
           --------------
Vesey Street, New York, New York 10281.

          "Pension Plan" shall mean a "pension plan", as such term is defined in
           ------------
Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which Borrower or any corporation, trade or business that is, along with Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

          "Permitted Holder" shall mean any of (i) the estate or the heirs of
           ----------------
Bob Magness (a shareholder of TSAT), (ii) John C. Malone (a shareholder of TSAT, the Chief Executive Officer of TCI, and a director of TCI and of TSAT) or the estate or heirs of John C. Malone, (iii) any Restricted Subsidiary, (iv) Persons who were partners of Primestar Partnership immediately prior to the Restructuring Transaction and their respective controlled Affiliates, (v) TCI and its Subsidiaries, (vi) any of the Permitted Transferees of the Persons referred to in clauses (i) through (v), and (vii) any person or group controlled by each or any of the Persons referred to in clauses (i) through (vi).

          "Permitted Indebtedness" see Section 6A.2.
           ----------------------

          "Permitted Investments" shall mean (a) Cash Equivalents; (b)
           ---------------------
Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits; (c) loans and advances to employees made in the ordinary course of business not to exceed $1.0 million in the aggregate at any one time outstanding; (d) Interest Rate Protection Obligations; (e) bonds, notes, debentures or other securities received as a result of Asset Sales permitted under Section 6A.9 not to exceed 15% of the total consideration for such Asset Sales; (f) transactions with officers, directors and employees of Borrower or any Restricted Subsidiary entered into in the ordinary course of business (including compensation or employee benefit arrangements with any such director or employee); (g) Investments existing as of the Closing Date and any amendment, extension, renewal or modification thereof to the extent that any such amendment, extension, renewal or modification does not require Borrower or any Restricted Subsidiary to make any additional cash or non-cash payments or provide additional services in connection therewith; (h) any Investment to the extent that the consideration therefor consists of Qualified Equity Interests of Borrower; (i) any Investment consisting of a guarantee by a Restricted Subsidiary of Senior Indebtedness or any guarantee permitted under clause (e) of the second paragraph of Section 6A.2; (j) shares of Equity Interests of TCI purchased pursuant to the Share Purchase Agreement; (k) shares of the common stock of ResNet acquired pursuant to the conversion of the ResNet Subordinated Loan; (l) warrants of ResNet acquired pursuant to the conversion of the ResNet Subordinated Loan or the exercise of the ResNet Option; and (m) shares of the common stock of ResNet acquired pursuant to any exercise of warrants at a de
                                                                          --
minimis exercise price.
-------

          "Permitted Junior Securities" shall mean any securities of Borrower or
           ---------------------------
any other Person that are (i) equity securities without special covenants or
(ii) subordinated in right of payment to all Senior Indebtedness that may at the time be outstanding, to substantially the same extent as, or to a greater extent than, the Loans and Notes are subordinated as provided in this Agreement, in any event pursuant to a court order so providing and as to which (a) the rate of interest on such securities shall not exceed the effective rate of interest on the Loans and Notes on the date of this Agreement, (b) such securities shall not be entitled to the benefits of covenants or defaults materially more beneficial to the holders of such securities than those in effect with respect to the Loans and Notes on the date of this Agreement and (c) such securities shall not provide for amortization (including sinking fund and mandatory prepayment provisions) commencing prior to the date six months following the final scheduled maturity date of the Senior Indebtedness (as modified by the plan of reorganization or readjustment pursuant to which such securities are issued).

          "Permitted Liens" shall mean (a) Liens on property of a Person
           ---------------
existing at the time such Person is merged into or consolidated with Borrower or any Restricted Subsidiary; provided, however, that such Liens were in existence
                           --------  -------
prior to the contemplation of such merger or consolidation and do not secure any property or assets of Borrower or any Restricted Subsidiary other than the property or assets subject to the Liens prior to such merger or consolidation;
(b) Liens imposed by law such as carriers', warehousemen's and mechanics' Liens and other similar Liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith and by appropriate proceedings; (c) Liens existing on the Closing Date; (d) Liens securing only this Agreement, the Loans and Notes;
(e) Liens in favor of Borrower or any Restricted Subsidiary so long as held by Borrower or any Restricted Subsidiary; (f) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted; provided, however, that any reserve or other appropriate
                      --------  -------
provision as shall be required in conformity with GAAP shall have been made therefor; (g) easements, reservation of rights of way, restrictions and other similar easements, licenses, restrictions on the use of properties, or minor imperfections of title that in the aggregate are not material in amount and do not in any case materially detract from the properties subject thereto or interfere with the ordinary conduct of the business of Borrower and the Restricted Subsidiaries; (h) Liens resulting from the deposit of cash or notes in connection with contracts, tenders or expropriation proceedings, or to secure workers' compensation, surety or appeal bonds, costs of litigation when required by law and public and statutory obligations or obligations under franchise arrangements entered into in the ordinary course of business; (i) Liens securing Indebtedness consisting of Capital Lease Obligations, Purchase Money Indebtedness, mortgage financings, industrial revenue bonds or other monetary obligations, in each case incurred solely for the purpose of financing all or any part of the purchase price or cost of construction or installation of assets used in the business of Borrower or the Restricted Subsidiaries, or repairs, additions or improvements to such assets; provided, however, that (I) such Liens
                                          --------  -------
secure Indebtedness in an amount not in excess of the original purchase price or the original cost of any such assets or repair, addition or improvement thereto (plus an amount equal to the reasonable fees and expenses in connection with the incurrence of such

Indebtedness), (II) such Liens do not extend to any other assets of Borrower or the Restricted Subsidiaries (and, in the case of repair, addition or improvements to any such assets, such Lien extends only to the assets (and improvements thereto or thereon) repaired, added to or improved), (III) the Incurrence of such Indebtedness is permitted by Section 6A.2, and (IV) such Liens attach within 90 days of such purchase, construction, installation, repair, addition or improvement; (j) Liens to secure any refinancings, renewals, extensions, modifications or replacements (collectively, "refinancing") (or
                                                          -----------
successive refinancings), in whole or in part, of any Indebtedness secured by Liens referred to in the clauses above so long as such Lien does not extend to any other property (other than improvements thereto); (k) Liens securing letters of credit entered into in the ordinary course of business and consistent with past business practice; (l) Liens on and pledges of the Equity Interests of any Unrestricted Subsidiary securing any Indebtedness of such Unrestricted Subsidiary; and (m) any calls or rights of first refusal with respect to any partnership interests, and any rights of the Partnership to remove a partner's representative from the partners committee of the Partnership, under the Partnership Agreement as in effect on the Issue Date.

          "Permitted Refinancing" shall mean, relative to any Indebtedness, any
           ---------------------
other Indebtedness which is incurred to repay and retire in full such refinanced Indebtedness and all other monetary obligations in respect of such refinanced Indebtedness; provided, however, that
              --------  -------

          (a) other than with respect to Subordinated Debt, such refinancing Indebtedness shall not be incurred in an original principal amount which exceeds the aggregate amount on the date of such refinancing of the outstanding amount of such refinanced Indebtedness plus the then aggregate amount of all such other monetary obligations in respect thereof;

          (b) the weighted average life of such refinancing Indebtedness shall not be less than the weighted average life on the date of such refinancing of such refinanced Indebtedness;

          (c) other than reasonable and customary fees, discounts and commissions payable in connection with the refinancing Indebtedness, the refinancing Indebtedness shall not impose on Borrower or any Restricted Subsidiary rates of interest, prepayment changes or other fees or other amounts that are more than 2% per annum higher that the highest respective
                                   ---------
     amounts thereof payable in respect of such refinanced Indebtedness excluding the effect of any equity security issued in connection with such Indebtedness;

          (d) the refinancing Indebtedness shall not contain terms and conditions that, taken as a whole, make the refinancing Indebtedness materially more burdensome to Borrower or the Restricted Subsidiaries, or, except in the case of the refinancing of Indebtedness permitted under clause (c) of Section 6.2, materially more beneficial to the holders of the refinancing Indebtedness, than the terms in effect on the date of such refinancing of the refinanced Indebtedness; and

          (e) if such refinanced Indebtedness is Subordinated Debt, the refinancing Indebtedness shall not contain rights and remedies that, taken as a whole, are materially more detrimental to the Lenders or materially more beneficial to the holders of the refinancing Indebtedness, than the terms in effect on the date of such refinancing of the refinanced Indebtedness.

          "Permitted Transferee" shall mean, with respect to any Person:  (a) in
           --------------------
the case of any Person who is a natural person, such individual's spouse or children, any trust for such individual's benefit or the benefit of such individual's spouse or children, or any corporation or partnership in which the direct and beneficial owner of all of the equity interest is such Person or such individual's spouse or children or any trust for the benefit of such persons; (b) in the case of any Person who is a natural person, the heirs, executors, administrators or personal representatives upon the death of such Person or upon the incompetency or disability of such Person for purposes of the protection and management of such individual's assets; and
(c) in the case of any Person who is not a natural person, any Affiliate of such Person.

          "Person" shall mean and include natural persons, corporations, limited
           ------
liability companies, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

          "PIK Interest Amount" see Section 2.3B.
           -------------------

          "Plan" shall mean any employee pension benefit plan (other than a
           ----
Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and (i) which is maintained or contributed to by any Loan Party or any of their respective ERISA Affiliates or
(ii) with respect to which any Loan Party retains any liability.

          "Post-Petition Interest" shall mean, with respect to any Senior
           ----------------------
Indebtedness of any Person, all interest accrued or accruing on such Indebtedness after the commencement of any Insolvency or Liquidation Proceeding against such Person in accordance with and at the contract rate (including, without limitation, any rate applicable upon default) specified in the agreement or instrument creating, evidencing or governing such Indebtedness, whether or not, pursuant to applicable law or otherwise, the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

          "Potential Event of Default" shall mean a condition or event which,
           --------------------------
after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

          "Preferred Equity Interest" in any Person shall mean an Equity
           -------------------------
Interest of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over Equity Interests of any other class in such Person.

          "Prime Rate" shall mean for any day, a rate per annum that is equal to
           ----------                                 ---------
the corporate base rate of interest established by Arranger from time to time, changing when and as said corporate base rate changes. The corporate base rate is not necessarily the lowest rate charged by the Arranger to its customers.

          "PRIMESTAR Distribution Service" shall mean the distribution of the
           ------------------------------
PRIMESTAR Programming as described in the Proxy.

          "Primestar Partners" shall mean, collectively, TSAT, Time Warner
           ------------------
Entertainment Company, L.P., Advance/Newhouse Partnership, Comcast Corporation, Cox Communications, Inc., MediaOne of Delaware, Inc. and GE American Communications, Inc.

          "Primestar Partnership" shall mean PRIMESTAR Partners, L.P., a
           ---------------------
Delaware limited partnership.

          "Proceeding" shall mean any claim, counterclaim, action, judgment,
           ----------
suit, hearing, governmental investigation, arbitration or proceeding, including by or before any Governmental Authority and whether judicial or administrative.

          "Property" shall mean any right or interest in or to property or
           --------
assets of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible and including Equity Interests or other ownership interests of any Person.

          "Proxy" shall mean the definitive proxy statement/prospectus of TSAT
           -----
dated as of February 9, 1998 mailed to the shareholders of TSAT in connection with the Restructuring Transaction.

          "Public Equity Offering" shall mean an underwritten public offering of
           ----------------------
Qualified Equity Interests of Borrower pursuant to an effective registration statement filed under the Securities Act (excluding registration statements filed on Form S-8).

          "Purchase Amount" see the definition of "Offer to Purchase" above.
           ---------------

          "Purchase Date" see the definition of "Offer to Purchase" above.
           -------------

          "Purchase Money Indebtedness" shall mean Indebtedness of Borrower or
           ---------------------------
any Restricted Subsidiary Incurred for the purpose of financing all or any part of the purchase price or the cost of construction or improvement of any property (other than integrated receiver/decoders or related equipment); provided,
                                                                --------
however, that the aggregate principal amount of such Indebtedness does not
-------
exceed the lesser of the Fair Market Value of such property or such purchase price or cost, including any refinancing of such Indebtedness that does not increase the aggregate principal amount (or accreted amount, if less) thereof as of the date of refinancing.

          "Purchase Price" see the definition of "Offer to Purchase" above.
           --------------

          "Qualified Equity Interest" in any Person shall mean any Equity
           -------------------------
Interest in such Person other than any Disqualified Equity Interest.

          "Quarterly Date" see Section 2.3B.
           --------------

          "Refinancing" shall mean the public offering or private placement and
           -----------
sale by Borrower of the Refinancing Securities contemplated by Section 5.11, in order to refinance, as applicable, the Loans, Notes, Term Notes, the Exchange Notes and all Obligations owing in respect of this Agreement and the other Loan Documents and all obligations under the Senior Subordinated Indenture.

          "Refinancing Securities" shall mean the unsecured senior subordinated
           ----------------------
notes of Borrower or any of its Subsidiaries proposed to be sold in order to consummate the Refinancing.

          "Refinancing Securities Notice" see Section 5.11B.
           -----------------------------

          "Register" see Section 5.13.
           --------

          "Registration Rights Agreement" shall mean a registration rights
           -----------------------------
agreement substantially in the form of Exhibit G (with such changes therein as
                                       ---------
the Agents and Borrower shall approve).

          "Regulatory Authority" shall mean any national, state or local
           --------------------
government, any political subdivision or any governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body or entity, other regulatory bureau, authority, body or entity, foreign or domestic, including the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the F.R.S. Board, any central bank or any comparable authority.

          "Reimbursement Agreement" shall mean each reimbursement agreement
           -----------------------
dated as of the Closing Date between New PRIMESTAR, on the one hand, and each Partner (other than TSAT) and/or their respective affiliates and affiliates of TCI, respectively, on the other hand; and "Reimbursement Agreements" shall mean all of them.

          "Related Acquisition" see Section 6A.2(j).
           -------------------

          "Related Parties" see Section 9.1.
           ---------------

          "Release" shall mean a "release", as such term is defined in CERCLA.
           -------

          "Reorganization Agreement" shall mean the agreement entered into on
           ------------------------
December 4, 1996 by TCI, TCIC and a number of other TCI subsidiaries, including Borrower (as Successor in interest to TSAT) and its subsidiaries, which provided for, among other things, the principal corporate transactions to effect the Distribution, the conditions thereto and certain provisions governing the relationship between Borrower and TCI with respect to and resulting from the Distribution, as amended and in effect from time to time.

          "Required Lenders" shall mean Lenders holding in the aggregate more
           ----------------
than 50% of (a) prior to the Closing Date, the Loan Commitments, and (b) on and after the Closing Date, the outstanding principal amount of the Notes.

          "Required Refinancing Securities" see Section 5.11B.
           -------------------------------

          "Requirement of Law" shall mean as to any Person, the certificate of
           ------------------
incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

          "ResNet" shall mean ResNet Communications, Inc., a Delaware
           ------
corporation.

          "ResNet Option" shall mean the Option Agreement between TSAT and
           -------------
ResNet dated October 21, 1996, as amended and in effect from time to time.

          "ResNet Subordinated Loan" shall mean the subordinated loan in the
           ------------------------
principal amount of $36,604,000 made by TSAT to ResNet, as amended and in effect from time to time.

          "Resource Conservation and Recovery Act" shall mean the Resource
           --------------------------------------
Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended.
                                                       -- ---

          "Restricted C-Band Subsidiary" see Section 6A.1.
           ----------------------------

          "Restricted Junior Payment" shall mean (a) any dividend or
           -------------------------
distribution, direct or indirect, on account of any Equity Interests in Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock or in any junior class of stock to the holders of that class, provided that the issuance of such stock or junior class of stock is not an incurrence of Indebtedness, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests in Borrower or any of its Subsidiaries now or hereafter outstanding, (c) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to, any Subordinated Debt of Borrower or any of its Subsidiaries other than a Permitted Refinancing, or (d) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire Equity Interests in Borrower or any of its Subsidiaries now or hereafter outstanding.

          "Restricted Payments" see Section 6A.1.
           -------------------

          "Restricted Subsidiary" shall mean (a) prior to the Conversion Date,
           ---------------------
each U.S. Subsidiary of Borrower, other than an Unrestricted Subsidiary, of which Borrower owns directly or indirectly at least 80% of the outstanding Voting Equity Interests, and (b) on and after the Conversion Date, any Subsidiary of Borrower that has not been designated by the Board of Directors of Borrower, by a resolution of the Board of Directors of Borrower delivered to the Arranger, as an Unrestricted Subsidiary pursuant to Section 6A.12; provided,
                                                                   --------
however, that, for the purposes of this clause (b), each Subsidiary which as of
-------
the Conversion Date has been and is designated as an Unrestricted Subsidiary under the Existing Indentures is designated as an Unrestricted Subsidiary as of the Conversion Date. Any such designation pursuant to clause (b) may be revoked by a resolution of the Board of Directors of Borrower delivered to the Arranger, subject to the provisions of Section 6A.12.

          "Restructuring Agreements" shall mean each of the Asset Transfer
           ------------------------
Agreements, the Existing Note Assumption Agreement, the Merger Agreements, the Merger and Contribution Agreement, the TSAT Merger Agreement, the TSAT Asset Transfer Agreement, the Restructuring Registration Rights Agreement, the Reimbursement Agreements, the Stockholders Agreement, the TWE-Newhouse Voting Agreement, the TSAT Stockholders Agreement, the TSAT Tempo Agreement and the U S West Guarantee Agreement.

          "Restructuring Registration Rights Agreement" shall mean the
           -------------------------------------------
registration rights agreement dated as of the Closing Date among New PRIMESTAR, each of the Partners, Continental Satellite Company of Chicago, Inc., Continental Satellite of Minnesota, Inc., Continental Satellite Company of New England, Inc., Continental Satellite Company of Ohio, Inc., Continental Satellite Company of Michigan, Inc., Continental Satellite Company of Virginia, Inc., MediaOne Satellite II, Inc., Paragon Communications and John C. Malone.

          "Restructuring Transaction" shall mean, collectively, the business
           -------------------------
combination transactions contemplated by the Asset Transfer Agreements, the Existing Note Assumption Agreement, the Merger Agreements, the Merger and Contribution Agreement (excluding, however, the transactions contemplated by the TSAT Merger Agreement and the TSAT Tempo Agreement) and the TSAT Asset Transfer Agreement.

          "Reuter's Screen" shall mean the display designated at page "LIBO" on
           ---------------
the Reuter Monitor System or such other display on the Reuter Monitor System as may replace such page displaying the London interbank offered rates as of 11:00 A.M., London time, on the day on which the relevant determination is made.

          "Revocation" see Section 6A.12B.
           ----------

          "Roll-Up Documents" shall mean, collectively, the TSAT Asset Transfer
           -----------------
Agreement, the Restructuring Agreement, the TSAT Merger Agreement, and all contracts, agreements and documents delivered in connection with each of the foregoing.

          "S&P" shall mean Standard & Poor's Corporation.
           ---

          "Satellite Construction Agreement" shall mean the fixed price
           --------------------------------
satellite construction agreement between Loral and Tempo dated as of February 22, 1990, as amended and in effect from time to time.

          "SEC" shall mean the Securities and Exchange Commission.
           ---

          "Section 12.18 Certificate" see Section 12.18A.
           -------------------------

          "Securities" shall mean any limited, general or other partnership
           ----------
interest, or any stock, shares, voting trust certificates, bonds, debentures, notes or other Equity Interests or evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or any certificates of interest, shares, or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing, but shall not include any evidence of the Obligations.

          "Securities Act" shall mean the Securities Act of 1933, as amended
           --------------
from time to time, and any successor statute, and all rules and regulations of the SEC promulgated thereunder.

          "Senior Indebtedness" shall mean, at any date, (a) all obligations of
           -------------------
Borrower under the New PRIMESTAR Senior Credit Facility; (b) all Interest Rate Protection Obligations of Borrower; (c) all obligations of Borrower under stand by letters of credit; and (d) all other Indebtedness of Borrower for borrowed money, including principal, premium, if any, and interest (including Post-Petition Interest) on such Indebtedness, unless the instrument under which such Indebtedness of Borrower for money borrowed is Incurred expressly provides that such Indebtedness for money borrowed is not senior or superior in right of payment to the Notes, and all renewals, extensions, modifications, amendments or refinancings thereof. Notwithstanding the foregoing, Senior Indebtedness shall not include (a) to the extent that it may constitute Indebtedness, any obligation for federal, state, local or other taxes; (b) any Indebtedness among or between Borrower and any Subsidiary of Borrower; (c) to the extent that it may constitute Indebtedness, any obligation in respect of any trade payable Incurred for the purchase of goods or materials, or for services obtained, in the ordinary course of business; (d) that portion of any Indebtedness that is Incurred in violation of this Agreement; provided, however, that such
                                         --------  -------
Indebtedness shall be deemed not to have been Incurred in violation of this Agreement for purposes of this clause (d) if (I) the holder(s) of such Indebtedness or their representative or Borrower shall have furnished to the Arranger an opinion of independent legal counsel, unqualified in all material respects, addressed to the Arranger (which legal counsel may, as to matters of fact, rely upon an Officers' Certificate of Borrower) to the effect that the Incurrence of such Indebtedness does not violate the provisions of this Agreement or (II) in the case of any obligations under the New PRIMESTAR Senior Credit Facility, the holder(s) of such obligations or their agent or representative shall have received a representation from Borrower to the effect that the Incurrence of such Indebtedness does not violate the provisions of this Agreement; (e) Indebtedness evidenced by the Existing Notes or the Notes; (f) Indebtedness of Borrower that is expressly subordinate or junior in right of payment to any other Indebtedness of Borrower; (g) to the extent that it may constitute Indebtedness, any obligation owing under leases (other than Capital Lease Obligations) or manage-ment agreements; and (h) any obligation that by operation of law is subordinate to any general unsecured obligations of Borrower.

          "Senior Management" shall mean the chief executive officer, chief
           -----------------
financial officer, chief operating officer, treasurer, controller and corporate counsel of Borrower, or any of them, as in effect from time to time.

          "Senior Subordinated Indenture" shall mean an indenture between
           -----------------------------
Borrower and a trustee substantially in the form of Merrill Lynch's customary high yield indenture (which shall include guarantees by Subsidiaries of the Exchange Notes if and to the extent that the Existing Notes are guaranteed by Subsidiaries of Borrower), modified as appropriate for the Exchange Notes and having principal negative covenants substantially identical to Section 6A and principal events of default substantially identical to Section 7 (with such changes therein as the Required Lenders (which consent shall be conclusively deemed given if a Lender does not object to the draft thereof within five Business Days of receipt thereof) and Borrower shall approve, and, at such time as notes issued thereunder are sold in a public offering, with other appropriate changes to reflect such public offering), as the same may at any time be amended, modified and supplemented and in effect.

          "Share Purchase Agreement" shall mean the share purchase agreement
           ------------------------
entered into by TCI and TSAT on December 4, 1996, as amended and in effect from time to time.

          "Six Month Period" shall mean the period commencing on the Conversion
           ----------------
Date and ending on the date which is the last calendar day of the month six months after the Conversion Date (or if such last calendar day is not a Business Day, the next Business Day) and each interval thereafter which begins on the next day after the end of the prior period and ends on the date which is the last calendar day of the month which is six months thereafter (or the next Business Day if such last calendar day is not a Business Day).

          "Stockholders Agreement" shall mean the stockholders agreement dated
           ----------------------
as of the Closing Date among New PRIMESTAR, each of the Partners, Paragon Communications, certain affiliates of MediaOne and John C. Malone, regarding shares of capital stock of New PRIMESTAR.

          "Strategic Equity Investor" shall mean a corporation or entity with an
           -------------------------
equity market capitalization, a net asset value or annual revenues of at least $1.5 billion that primarily owns and operates businesses in the telecommunications, information systems, entertainment, cable television, programming, electronics or similar or related industries.

          "Subordinated Debt" shall mean (i) Indebtedness incurred under the
           -----------------
Reimbursement Agreements, and (ii) other unsecured Indebtedness of Borrower subordinated in right of payment to the Obligations pursuant to documentation containing interest rates, maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance reasonably satisfactory to the Required Lenders.

          "Subordinated Debt Document" shall mean, as the context may require,
           --------------------------
each indenture, note, debenture or other agreement evidencing or relating to Subordinated Debt, and each instrument, document or agreement prepared or executed in connection therewith, in each case as the same may be amended, supplemented, amended and restated or otherwise modified in accordance with
Section 6.15.

          "Subordinated Indebtedness" shall mean any Indebtedness of Borrower
           -------------------------
which is expressly subordinated in right of payment to the Loans.

          "Subordination Arrangement" shall mean any agreement between Borrower
           -------------------------
and/or its Subsidiaries, as applicable, Primestar Partnership and the Partners providing for the subordination to the Loans and to the obligations under the New PRIMESTAR Senior Credit Facility of the reimbursement obligations of Borrower and its Subsidiaries to any Partner relating to letters of credit issued on behalf of Primestar Partnership for which the Partners provide credit support.

          "Subsequent Initial Note" see Section 2.1D.
           -----------------------

          "Subsequent Term Note" see Section 2.2E.
           --------------------

          "Subsidiary" shall mean, with respect to any Person, (a) any
           ----------
corporation of which the outstanding Voting Equity Interests having at least a majority of the votes entitled to be cast in the election of directors of such entity shall at the time be owned, directly or indirectly, by such Person, or
(b) any other Person of which at least a majority of Voting Equity Interests are at the time, directly or indirectly, owned by such first named Person.

          "Surviving Person" shall mean with respect to any Person involved in
           ----------------
or that makes any Disposition, the Person formed by or surviving such Disposition or the Person to which such Disposition is made.

          "Take-Out Banks" shall mean Merrill Lynch, Pierce, Fenner & Smith
           --------------
Incorporated, Morgan Stanley Senior Funding, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation.

          "Tag-Along Agreement" shall mean the agreement dated as of February 8,
           -------------------
1990, originally entered into by and among Cox Enterprises, Inc., Comcast, Continental, Newhouse, Tempo, TCIC and TCI Development Corporation, a subsidiary of TCI, as amended and in effect from time to time.

          "Tax Sharing Agreement" shall mean the tax sharing agreement effective
           ---------------------
as of July 1, 1995 among TCI, TCIC and certain other consolidated subsidiaries of TCI, as amended. In connection with the Distribution, the Tax Sharing Agreement was amended on December 3, 1996 to provide that Borrower (as successor in interest to TSAT) be treated as if it had been a party to the Tax Sharing Agreement effective July 1, 1995, as amended and in effect from time to time.

          "Tax Benefit" see Section 12.18C.
           -----------

          "Taxes" shall mean all taxes, assessments, fees, levies, imposts,
           -----
duties, penalties, deductions, liabilities, withholdings or other charges of any nature whatsoever, including interest penalties, from time to time or at any time imposed by any law, rule or regulation or any Governmental Authority.

          "TCI" shall mean Tele-Communications, Inc., a Delaware corporation.
           ---

          "TCISE Partner 1" shall mean TCISE Partner 1, Inc., a Delaware
           ---------------
corporation.

          "TCISE Partner 2" shall mean TCISE Partner 2, Inc., a Delaware
           ---------------
corporation.

          "Tempo" shall mean Tempo Satellite, Inc., an Oklahoma corporation.
           -----

          "Tempo Option" shall mean Primestar Partnership's right and option,
           ------------
granted by Tempo under the option agreement entered into by Tempo and Primestar Partnership in February 1991 to purchase or lease 100% of the capacity of a DBS system to be built, launched, and operated by Tempo pursuant to the FCC Permit, as amended and in effect from time to time.

          "Tempo Letter Agreements" shall mean the two letter agreements, dated
           -----------------------
as of July 1993, entered into by Tempo and Primestar in connection with the Tempo Option and certain related matters and any refinancings thereof.

          "Tempo Satellite" shall mean either of the two high power direct
           ---------------
broadcast satellites which Tempo has agreed to purchase from Loral pursuant to the Satellite Construction Agreement.

          "Term Loan Commitment" see Section 2.2A.
           --------------------

          "Term Loan" see Section 2.2A.
           ---------

          "Term Notes" see Section 2.2E.
           ----------

          "Total Consolidated Indebtedness" shall mean, as at any date of
           -------------------------------
determination, an amount equal to the aggregate amount of all Indebtedness and the aggregate liquidation preference of all Disqualified Equity Interests of Borrower and the Restricted Subsidiaries outstanding as of such date of determination (other than Indebtedness owing to and Disqualified Equity Interests held by Borrower or any of its Restricted Subsidiaries not subject to any lien in favor of any Person other than Borrower or any Restricted Subsidiary of Borrower).

          "Total Debt" shall mean, on any date of determination, with respect to
           ----------
Borrower and its Restricted Subsidiaries, an amount equal to the sum of (a) the outstanding principal amount of all Indebtedness as of such date of the type referred to in clause (x)(a) of the definition of "Indebtedness" (which, in the case of the loans under the New PRIMESTAR Senior Credit Facility, shall be deemed to equal the amount of loans under the New PRIMESTAR Senior Credit Facility outstanding on the last day of the Fiscal Quarter ending on or immediately preceding the date of determination), plus (b) the maximum aggregate
                                                  ----
amount of Indebtedness as of such date of the type described in clause (x)(b) of the definition of "Indebtedness" (which, in the case of Letter of Credit Outstandings as defined in the New PRIMESTAR Senior Credit Facility, shall be deemed to equal the amount of Letter of Credit Outstandings on the last day of the Fiscal Quarter ending on or immediately preceding the date of determination), plus (c) the aggregate amount as of such date of the
                ----
Indebtedness described in clause (x)(c) of the definition of "Indebtedness," plus (d) (without duplication) the aggregate amount on such date of the
----
Contingent Liabilities in respect of any of the foregoing (other than in connection with the Reimbursement Agreements).

          "Total Debt to Annualized Cash Flow Ratio" shall mean the ratio of (a)
           ----------------------------------------
Total Debt to (b) Annualized Cash Flow.
           --

          "Total Interest Expense" shall mean, for any period, the sum of (a)
           ----------------------
the aggregate cash interest expense (net of cash interest income) of Borrower and its Restricted Subsidiaries (including, to the extent Borrower or any of its Restricted Subsidiaries have any Contingent Liability in respect of such interest expense, (i) in respect of any pro forma calculations, the interest
                                        --- -----
expense of Unrestricted Subsidiaries, and (ii) in respect of any period which does not include any pro forma calculation, the amount of such interest expense
                     --- -----
actually paid or payable by Borrower or any Restricted Subsidiary) for such period, as determined in accordance with GAAP, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense plus (b) all commitment, letter of credit, guarantee, line of credit or
        ----
similar fees

(no matter how designated) paid or scheduled or required to be paid by Borrower and its Restricted Subsidiaries to any lender in exchange for such lender's commitment to lend to Borrower and its Restricted Subsidiaries, including, without limitation, the commitment fee in respect of the loans and letters of credit under the New PRIMESTAR Senior Credit Facility.

          "Trade Name and Service Mark License Agreement" shall mean the trade
           ---------------------------------------------
name and service mark license agreement between Borrower (as successor in interest to TSAT) and TCI dated December 4, 1996, as amended and in effect from time to time.

          "Transaction Costs" shall mean the fees, costs and expenses payable by
           -----------------
Borrower pursuant hereto and other fees, costs and expenses payable by Borrower or a Subsidiary of Borrower in connection with the Transactions.

          "Transaction Documents" shall mean the Roll-Up Documents, the
           ---------------------
Reimbursement Agreement, the Partnership Credit Agreement, the Primestar Partnership Agreement and the TSAT Tempo Agreement.

          "Transactions" shall mean, collectively, (i) the Restructuring
           ------------
Transaction, (ii) the extensions of credit under the New PRIMESTAR Senior Credit Facility, (iii) the incurrence of the Interim Loan hereunder on the Closing Date, (iv) the transactions contemplated by the Assumption Agreements, (v) the Existing Note Assumption and (vi) any other transaction on the Closing Date contemplated in relation to the foregoing.

          "Transition Services Agreement" shall mean the agreement dated as of
           -----------------------------
December 4, 1996 between TCI and Borrower (as successor in interest to TSAT), pursuant to which TCI provides to Borrower certain services and other benefits, including certain administrative and other services that were provided to TSAT by TCI prior to the Distribution, as amended and in effect from time to time.

          "Trigger Date" see Section 6A.9.
           ------------

          "TSAT" shall mean TCI Satellite Entertainment, Inc., a Delaware
           ----
corporation.

          "TSAT Asset Transfer Agreement" shall mean the asset transfer
           -----------------------------
agreement dated as of February 6, 1998 between TSAT and New PRIMESTAR, pursuant to which TSAT will contribute certain assets to New PRIMESTAR, and New PRIMESTAR will assume certain liabilities of TSAT.

          "TSAT Merger" shall mean the merger of TSAT with and into New
           -----------
PRIMESTAR.

          "TSAT Merger Agreement" shall mean the agreement dated as of February
           ---------------------
6, 1998 between New PRIMESTAR and TSAT, pursuant to which the TSAT Merger may be effected.

          "TSAT Partners Holdings" means TSAT Partners Holdings, Inc., a
           ----------------------
Delaware corporation.

          "TSAT Stockholders Agreement" shall mean the agreement dated as of
           ---------------------------
February 6, 1998 among New PRIMESTAR, TSAT and John C. Malone, regarding shares of capital stock of TSAT.

          "TSAT Tempo Agreement" shall mean the agreement dated as of February
           --------------------
6, 1998 between New PRIMESTAR and TSAT, which provides, among other things, that on the terms and conditions set forth therein, upon receipt of FCC approval of the transfer of control of Tempo to Borrower, TSAT will (at Borrower's election) either sell all the issued and outstanding shares of Equity Interests of Tempo to Borrower or liquidate Tempo and sell all of its rights, title and interests in, to and under Tempo's assets to Borrower, as such agreement is amended, supplemented, amended and restated or otherwise modified from time to time.

          "TWE" shall mean Time Warner Entertainment Company, L.P., a Delaware
           ---
limited partnership.

          "TWE Asset Transfer Agreement" shall mean the asset transfer agreement
           ----------------------------
dated as of February 6, 1998, as amended, among TWE, certain of its affiliates and New PRIMESTAR, pursuant to which TWE and such affiliates contributed certain assets to New PRIMESTAR, and New PRIMESTAR assumed certain liabilities of TWE and such affiliates.

          "TWE Assumption" shall mean the assumption by TWE of certain
           --------------
obligations of TWE-A/N under the TWE-A/N Senior Credit Agreement and the release of TWE-A/N from such obligations.

          "TWE Assumption Agreement" shall mean the assumption agreement dated
           ------------------------
as of the date hereof by and among TWE, TWE-A/N and each of the other parties to the TWE-A/N Senior Credit Agreement, pursuant to which the TWE Assumption was effected.

          "TWE Partner" shall mean each Person who shall from time to time be
           -----------
admitted as a partner of TWE in accordance with the TWE Partnership Agreement.

          "TWE Partnership Agreement" shall mean the agreement of limited
           -------------------------
partnership of TWE dated as of October 29, 1991 by and among Time Warner Inc., U S West, Inc. and certain of their respective subsidiaries.

          "TWE Senior Credit Agreement" shall mean the senior credit agreement
           ---------------------------
dated as of April 1, 1998, by and among TWE, the lenders party thereto and the agents party thereto.

          "TWE-A/N" shall mean Time Warner Entertainment-Advance/Newhouse
           -------
Partnership, a New York general partnership.

          "TWE-A/N Partner" shall mean TWE, Newhouse and each other Person who
           ---------------
shall from time to time be admitted as a partner of TWE-A/N in accordance with the TWE-A/N Partnership Agreement.

          "TWE-A/N Partnership Agreement" shall mean the partnership agreement
           -----------------------------
dated as of September 9, 1994 by and between TWE and Newhouse.

          "TWE-A/N Senior Credit Agreement" shall mean the senior credit
           -------------------------------
agreement dated as of April 1, 1998, by and among TWE-A/N, the lenders party thereto and the agents party thereto.

          "TWE-Newhouse Voting Agreement" shall mean the voting agreement dated
           -----------------------------
as of February 6, 1998 between TWE and Newhouse regarding shares of capital stock of New PRIMESTAR.

          "Unrestricted Subsidiary" shall mean
           -----------------------

          (a) prior to the Conversion Date, any U.S. Subsidiary formed or acquired after the Closing Date and designated by Borrower as an "Unrestricted Subsidiary" and accepted as such by the Required Lenders, and

          (b) on and after the Conversion Date, any Subsidiary of Borrower designated as such pursuant to Section 6A.12. Any such designation pursuant to clause (b) may be revoked by a resolution of the Board of Directors of Borrower delivered to the Arranger, subject to the provisions of Section 6A.12.

          "Unutilized Net Cash Proceeds" see Section 6A.9.
           ----------------------------

          "U.S. Dollars" shall mean the lawful money of the United States of
           ------------
America.

          "U.S. Subsidiary" shall mean any Subsidiary that is incorporated or
           ---------------
organized under the laws of the United States or a state thereof.

          "U S West Guarantee Agreement" shall mean the guarantee agreement
           ----------------------------
dated as of February 6, 1998 by U S West Media Group, Inc. in favor of each of TSAT, New PRIMESTAR, TWE, Newhouse, Comcast, Cox and GE Americom relating to the Merger and Contribution Agreement.

          "Voting Equity Interests" shall mean Equity Interests in a corporation
           -----------------------
or other Person with voting power under ordinary circumstances entitling the holders thereof to elect the Board of Directors or other governing body of such corporation or Person.

          "Weighted Average Life to Maturity" shall mean, when applied to any
           ---------------------------------
Indebtedness at any date, the number of years obtained by dividing (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required scheduled payment of principal, including payment of final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (b) the then outstanding aggregate principal amount of such Indebtedness.

          "Wholly Owned Restricted Subsidiary" shall mean any Restricted
           ----------------------------------
Subsidiary all of the outstanding Voting Equity Interests (other than directors' qualifying shares) of which are owned, directly or indirectly, by Borrower.

          "wholly owned Subsidiary" shall mean, with respect to any Person, any
           -----------------------
corporation, association or other entity of which 100% (other than directors' qualifying shares) of the total voting power of shares of stock or other equity interest entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other wholly owned Subsidiaries of that Person or a combination thereof.

          1.2  Accounting Terms
               ----------------

          For the purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP.

          1.3  Rules of Construction
               ---------------------

          In each Loan Document, unless the context clearly requires otherwise (or such Loan Document clearly provides otherwise), references to (i) the plural include the singular, the singular the plural and the part the whole; (ii) Persons includes their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; (iii) statutes and related regulations include any amendments of same and any successor statutes and regulations; and (iv) time shall be a reference to New York City time.

          In each Loan Document, unless the context clearly requires otherwise (or such Loan Document clearly provides otherwise), (i) "amend" shall mean
                                                         -----
"amend, amend and restate, supplement or modify"; and "amended" and "amendment"
                                                       -------       ---------
shall have meanings correlative to the foregoing; (ii) in the computation of periods of time from a specified date to a later specified date, "from" shall
                                                                  ----
mean "from and including"; "to" and "until" shall mean "to but excluding"; and
                            --       -----
"through" shall mean "to and including"; (iii) "hereof," "herein" and
 -------                                        ------    ------
"hereunder" (and similar terms) in this Agreement or any other Loan Document
 ---------
refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document; (iv) "including" (and similar terms) shall mean "including without
                ---------
limitation" (and similarly for similar terms); (v) "or" has the inclusive
                                                    --
meaning represented by the phrase "and/or"; (vi) "satisfactory to" any Agent or
                                                  ---------------
Lender shall mean in form, scope and substance and on terms and conditions satisfactory to such Agent or Lender; and (vii) references to "the date hereof"
                                                               ---------------
shall mean the date first set forth above.

          A. In this Agreement unless the context clearly requires otherwise, any reference to (i) an Annex, Exhibit or Schedule is to an Annex, Exhibit or Schedule, as the case may be, attached to this Agreement and constituting a part hereof, and (ii) a Section or other subdivision is to a Section or such other subdivision of this Agreement.

          B. No doctrine of construction of ambiguities in agreements or instruments against the interests of the party controlling the drafting thereof shall apply to any Loan Document.

SECTION 2.  AMOUNT AND TERMS OF LOAN COMMITMENT AND LOANS; NOTES

          2.1  Initial Loan and Initial Note
               -----------------------------

          A.   Initial Loan Commitment.  Subject to the terms and conditions of
               -----------------------
this Agreement and in reliance upon the representations and warranties of Borrower herein set forth, the Lenders hereby severally agree to lend to Borrower on the Closing Date $115,186,966.90 in the aggregate (the "Initial
                                                                    -------
Loan") (which Initial Loan shall, when taken together with the amounts assumed
----
by Borrower pursuant to the New PRIMESTAR/Newhouse Assumption Agreement and the New PRIMESTAR/TWE Assumption Agreement equal an aggregate amount of $350,000,000.00), each such Lender committing severally and not jointly to lend the amount set forth next to such Lender's name on the signature pages hereto. The Lenders' commitments to make the Initial Loan to Borrower pursuant to this
Section 2.1A are herein called individually, an "Initial Loan Commitment" and
                                                 -----------------------
collectively, the "Initial Loan Commitments".
                   ------------------------

          B.   Notice of Borrowing.  When Borrower desires to borrow under this
               -------------------
Section 2.1, it shall deliver to the Arranger a Notice of Borrowing no later than 11:00 A.M., at least one Business Day in advance of the Closing Date or such later date as shall be agreed to by the Arranger. The Notice of Borrowing shall specify the applicable date of borrowing (which shall be a Business Day). Upon receipt of such Notice of Borrowing, the Arranger shall promptly notify each Lender of its share of the Initial Loan and the other matters covered by the Notice of Borrowing.

          C.  Disbursement of Funds.  (i) No later than 12:00 Noon on the
              ---------------------
Closing Date, each Lender will make available its pro rata share of the Initial
                                                  --- ----
Loan requested to be made on such date in the manner provided below. All amounts shall be made available to the Arranger in U.S. Dollars and immediately available funds at the Payment Office and the Arranger promptly will make available to Borrower by depositing to its account at the Payment Office (or to such other account or accounts or Persons as Borrower may designate) the aggregate of the amounts so made available in the type of funds received.
Unless the Arranger shall have been notified by any Lender prior to the Closing Date that such Lender does not intend to make available to the Arranger its portion of the Initial Loan to be made on such date, the Arranger may assume that such Lender has made such amount available to the Arranger on such date, and the Arranger, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Arranger by such Lender and the Arranger has made same available to Borrower, the Arranger shall be entitled to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Arranger's demand therefor, the Arranger shall promptly notify Borrower, and Borrower shall immediately pay such corresponding amount to the Arranger. The Arranger shall also be entitled to recover from such Lender or Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Arranger to Borrower to the date such corresponding amount is recovered by the Arranger, at a rate per annum equal to (x) if paid by such Lender, the overnight Federal
       --- -----
Funds Rate or (y) if paid by Borrower, the then applicable rate of interest on the Loans.

          (ii) Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Initial Loan Commitment hereunder or to prejudice any rights which Borrower may have against any Lender as a result of any default by such Lender hereunder.

          D.  Initial Notes.  Borrower shall execute and deliver to each Lender
              -------------
on the Closing Date which requests an Initial Note an Initial Note dated the Closing Date substantially in the form of Exhibit A to evidence the portion of
                                          ---------
the Initial Loan made on such date by such Lender and with appropriate insertions ("Original Initial Notes"). On each interest payment date prior to
             ----------------------
the Conversion Date on which Borrower elects to pay a PIK Interest Amount pursuant to Section 2.3B (if and to the extent Borrower is permitted to pay a PIK Interest Amount in lieu of cash), Borrower shall execute and deliver to each Lender on such interest payment date a note dated such interest payment date substantially in the form of Exhibit A in a principal amount equal to such
                             ---------
Lender's pro rata portion of such PIK Interest Amount and with other appropriate insertions (each a "Subsequent Initial Note" and, together with the Original
                    -----------------------
Initial Notes, the "Initial Notes").  A Subsequent Initial Note shall bear
                    -------------
interest at a rate per annum from the date of its issuance at the same rate per
                   ---------                                                ---
annum borne by all Initial Notes.
-----

          E.  Scheduled Payment of Initial Loan.  Subject to Section 2.2,
              ---------------------------------
Borrower shall pay in full the outstanding amount of the Initial Loan and all other Obligations owing hereunder no later than the Conversion Date.

          F.  Termination of Initial Loan Commitments.  The Initial Loan
              ---------------------------------------
Commitments hereunder shall terminate on the earliest of (i) the date on which Borrower, TWE-A/N, or any Partner informs the Lenders that it has decided not to proceed with the Restructuring Transaction, (ii) the date on which any
Restruc-
turing Agreement is terminated in accordance with its terms or (iii) April 15, 1998 if the Initial Loan is not made by such date. Borrower shall have the right, without premium or penalty, to reduce or terminate the Initial Loan Commitments of the Lenders hereunder at any time. Any such reduction or termination shall be made pro rata among the Lenders based on their respective
                          --- ----
Initial Loan Commitments. The Initial Loan Commitments shall automatically and permanently terminate in their entirety on the Closing Date immediately after the making of the Initial Loan on such date.

          G.   Pro Rata Borrowings.  The Initial Loan shall be made by the
               -------------------
Lenders pro rata on the basis of their respective Initial Loan Commitments.  It
        --- ----
is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make its portion of the Initial Loan hereunder and that each Lender shall be obligated to make its portion of the Initial Loan hereunder regardless of the failure of any other Lender to fulfill its commitments hereunder.

          2.2  Term Loan and Term Note
               -----------------------

          A.   Term Loan Commitment. Subject to the terms and conditions of this
               --------------------
Agreement and in reliance upon the representations and warranties of Borrower herein set forth, the Lenders hereby severally agree, on the Conversion Date, if the Initial Loans have not been repaid, to convert the then outstanding principal amount of the Initial Notes into a term loan (the "Term Loan"), such
                                                             ---------
Term Loan to be in the aggregate principal amount of the then outstanding principal amount of the Initial Notes. The Lenders' commitments to make the Term Loan to Borrower pursuant to this Section 2.2A are herein called individually, the "Term Loan Commitment" and collectively, the "Term Loan
                   --------------------                         ---------
Commitments".
-----------

          B.  Notice of Conversion/Borrowing.  If Borrower has not repaid the
              ------------------------------
Initial Loan in full on or prior to the Conversion Date, then Borrower shall convert the then outstanding principal amount of the Initial Notes into a Term Loan under this Section 2.2. Borrower shall deliver to the Lenders a Notice of Conversion no later than 11:00 A.M., at least two Business Days in advance of the Conversion Date. The Notice of Conversion shall specify the principal amount of the Initial Notes outstanding on the Conversion Date to be converted into a Term Loan.

          C.  Making of Term Loan.  Upon satisfaction or waiver of the
              -------------------
conditions precedent specified in Section 3.2 hereof, each Lender shall extend to Borrower the Term Loan to be issued on the Conversion Date by such Lender by cancelling on its records a corresponding principal amount of the Initial Notes held by such Lender, which corresponding principal amount of the Initial Notes shall be satisfied by the conversion into a Term Loan in accordance with this
Section 2.2.

          D.  Maturity Date of Term Loan.  The Term Loan shall mature and
              --------------------------
Borrower shall pay in full the outstanding principal amount thereof and accrued interest thereon on April 1, 2008 (the "Maturity Date").
                                        -------------

          E.  Term Notes.  Borrower, as borrower, shall execute and deliver to
              ----------
each Lender on the Conversion Date which requests a Term Note, a Term Note dated the Conversion Date substantially in the form of Exhibit B to evidence the Term
                                                 ---------
Loan made on such date, in the principal amount of the Initial Notes held by such Lender on such date and with other appropriate insertions (collectively, the "Original Term Notes"). On or after the Conversion Date, on each interest
     -------------------
payment date on which Borrower elects to pay a PIK Interest Amount pursuant to
Section 2.3B (if and to the extent Borrower is permitted to pay a PIK Interest Amount in lieu of cash), Borrower shall execute and deliver to each Lender on such interest payment date a note dated such interest payment date substantially in the form of Exhibit B in a principal amount equal to such
               ---------

Lender's pro rata portion of such PIK Interest Amount and with other appropriate
         --- ----
insertions (each a "Subsequent Term Note" and, together with the Original Term
                    --------------------
Notes, the "Term Notes"). A Subsequent Term Note shall bear interest at the same
            ---- -----
rate borne by all Term Notes.

          2.3  Interest on the Loans
               ---------------------

          A.  Rate of Interest.  (i)  The Initial Loan shall bear interest on
              ----------------
the unpaid principal amount thereof from the Closing Date through maturity (whether by prepayment, acceleration or otherwise) for each Monthly Period (or part thereof) at a rate per annum equal to the lesser of (x) the greater of (1)
                        --- -----
the Applicable Rate for such period plus the Applicable Spread; or (2) 10% or
                                    ----
(y) the Maximum Interest Rate.

          (ii) The Term Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by prepayment, acceleration or otherwise) for each Six Month Period (or part thereof) at a rate per annum
                                                                    --- -----
equal to the lesser of (x) the greater of (1) the Applicable Rate plus the
                                                                  ----
Applicable Spread or (2) 10% or (y) the Maximum Interest Rate. At any time after the Conversion Date, at the request of any Lender, all or any portion of the Term Loan owing to such Lender shall bear interest at a fixed rate per annum
                                                                       --- -----
equal to the rate in effect as of the Notice Date, effective for such portion so elected by such Lender from and after the first interest payment date with respect to such Term Loan after such notice; provided, however, that no such
                                             --------  -------
conversion shall be permitted in respect of amounts to be voluntarily prepaid following receipt of a notice of prepayment pursuant to Section 2.5A. In order to request the conversion of such portion of the Term Loan to a fixed rate loan, the Lender shall notify the Arranger in writing (the date of such notice, the "Notice Date") of its intention to do so at least five Business Days and not
 -----------
greater than 10 Business Days prior to the next succeeding interest payment date indicating the amount of the Term Loan for which it is requesting conversion to a fixed rate Term Loan, and the Arranger shall so notify Borrower at least two Business Days prior to such next succeeding interest payment date. Upon the conversion of a portion of a Term Loan to a fixed rate Term Loan an appropriate notation will be made on the Term Note and, on and after the first interest payment date following the receipt by Borrower of a notice hereunder, such portion of the Term Loan which is converted to a fixed rate Term Loan (and any Exchange Note issued in respect thereof) shall bear interest at the rate in effect on the applicable Notice Date until repaid.

          B.  Interest Payments.  Interest shall be payable (i) with respect to
              -----------------
the Initial Loan, monthly in arrears on the last day of each month beginning April 30, 1998, and ending on the Conversion Date, upon any prepayment of the Initial Loan (to the extent accrued on the amount being prepaid) and at maturity of the Initial Loan in respect of any amounts paid on such date and not converted to Term Loans and (ii) with respect to the Term Loan, quarterly in arrears on each March 31, June 30, September 30 and December 31 of each year (each, a "Quarterly Date"), commencing on the first of such dates to follow the
          --------------
Conversion Date, upon any prepayment of the Term Loan (to the extent accrued on the amount being prepaid) and at maturity of the Term Loan. If any Term Loan is converted to a fixed rate Term Loan pursuant to Section 2.3A(ii), the interest payment dates with respect thereto shall be each March 31 and September 30 of each year, beginning with the first of such dates to occur after the first Quarterly Date after the applicable Notice Date, and upon prepayment (to the extent of the amount being prepaid) and at the maturity thereof.

          If, on any interest payment date, the interest accrued for the period prior to such interest payment date exceeds the amount that would have accrued at the Maximum Cash Interest Rate, Borrower may pay all or a portion of the interest payable in excess of the amount of interest that would be payable on such date at the Maximum Cash Interest Rate by issuance of Subsequent Initial Notes or Subsequent Term Notes, as the case may be, in an aggregate principal amount equal to the amount of such interest being so paid in Subsequent Initial Notes or Subsequent Term Notes (the "PIK Interest Amount"); provided, however,
                                     -------------------    --------  -------
that any ac-
crued interest unpaid on the due date of the payment of principal of any Loan shall be paid solely in cash on the principal so due.

          C.  Post-Maturity Interest.  Any principal payments on the Loans not
              -----------------------
paid when due and, to the extent permitted by applicable law, any interest payment on the Loans not paid when due, in each case whether at stated maturity, by acceleration or otherwise, shall thereafter bear interest payable upon demand at a rate which is 2.00% per annum in excess of the rate of interest otherwise
                         --- -----
payable under this Agreement for the Loans.

          D.  Computation of Interest.  Interest on the Loans shall be computed
              -----------------------
on the basis of a 360-day year and the actual number of days elapsed in the period during which it accrues (and with respect to any Term Loan converted to a fixed rate Term Loan pursuant to Section 2.3A(ii), 12 months, each consisting of 30 days). In computing interest on the Loans, the date of the making of the Loans shall be included and the date of payment shall be excluded; provided,
                                                                   --------
however, that if a Loan is repaid on the same day on which it is made, one day's
-------
interest shall be paid on that Loan.

          2.4  Letter Agreements
               -----------------

          Borrower agrees to pay to the Agents and certain of their respective Affiliates the fees set forth in the Commitment Letter and Fee Letter.

          2.5  Prepayments; Mandatory Offers and Payments
               ------------------------------------------

          A.   Prepayments and Mandatory Offers.
               --------------------------------

               (i) Voluntary Prepayments of Loans.
                   ------------------------------

          (a)  Voluntary Prepayments of Initial Loan.  Borrower may, upon not
               -------------------------------------
     less than three Business Days' prior written or telephonic notice confirmed in writing to the Arranger, at any time and from time to time, prepay the Initial Loan without penalty or premium and in whole or in part in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount.

          Amounts of the Initial Loan so prepaid may not be reborrowed.

          (b)  Voluntary Prepayments of Term Loan.
               ----------------------------------

          (1)  Voluntary Prepayment.  Except as provided in this Section
               --------------------
     2.5A(i)(b), Borrower may not prepay the Term Loan prior to April 1, 2003. Borrower may, upon not less than 20 Business Days' prior written or telephonic notice confirmed in writing to the Arranger at any time and from time to time, on and after April 1, 2003, prepay the Term Loan, in whole or in part, in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of such amount, at 100% of the principal amount thereof, plus a premium equal to, for each Lender, the interest rate in effect on such Lender's portion of the Term Loan on the date notice of prepayment is given multiplied by the following factor plus accrued and unpaid interest thereon, if any, to the date of prepayment if prepaid during the twelve-month period commencing on April 1 of the year set forth below:

YEAR                                                   PREMIUM FACTOR
2003..................................................           1/2
2004..................................................           1/3
2005..................................................           1/6
2006 and thereafter...................................             0

          (2)  Voluntary Prepayment upon Public Equity Offering or ASkyB
               ---------------------------------------------------------
     Transaction.  Prior to April 1, 2001, Borrower may, other than in any
     -----------
     circumstance resulting in a Change of Control, prepay up to an aggregate principal amount of the Term Loan equal to 35% of the aggregate principal amount of the Term Loan outstanding on the Conversion Date at a prepayment price equal to the principal amount of the Term Loan so prepaid, plus a premium equal to, for each Lender, the rate of interest in effect on such Lender's portion of the Term Loan on the date notice of prepayment is given, plus accrued and unpaid interest thereon, if any, to the prepayment date with the net cash proceeds of (a) one or more Public Equity Offerings of common equity of Borrower and/or (b) a sale or series of related sales of Qualified Equity Interests of Borrower to Strategic Equity Investors, in any such case resulting in gross cash proceeds to Borrower of at least $100.0 million in the aggregate; provided, however, that at least an
                                      --------  -------
     aggregate principal amount of the Term Loan equal to 65% of the aggregate principal amount of the Term Loan outstanding on the Conversion Date would remain outstanding immediately after giving effect to any such prepayment (excluding any Term Loan owned by Borrower or any of its Affiliates). Notice of any such prepayment must be given within 60 days after date of the last Public Equity Offering or sale of Qualified Equity Interests of Borrower to Strategic Equity Investors resulting in gross cash proceeds to Borrower, when aggregated with all prior Public Equity Offerings and sales of Qualified Equity Interests of Borrower to Strategic Equity Investors, of at least $100.0 million.

          In addition, prior to April 1, 2001, Borrower may prepay up to an aggregate principal amount of the Term Loan equal to 25% of the aggregate principal amount of the Term Loan outstanding on the Conversion Date at a prepayment price equal to the principal amount of the Term Loan so prepaid, plus a premium equal to, for each Lender, the rate of interest in effect on such Lender's portion of the Term Loan on the date notice of prepayment is given, plus accrued and unpaid interest thereon, if any, to the prepayment date upon the consummation of the ASkyB Transaction; provided, however,
                                                          --------  -------
     that at least an aggregate principal amount of the Term Loan equal to 65% of the aggregate principal amount of the Term Loan outstanding on the Conversion Date would remain outstanding immediately after giving effect to any such prepayment (excluding any Term Loan owned by Borrower or any of its Affiliates). Notice of prepayment must be given within 60 days after the consummation of the ASkyB Transaction.

          (3)  Pro Rata Prepayment Under Senior Subordinated Indenture.  If any
               -------------------------------------------------------
     Exchange Notes are outstanding, any prepayment pursuant to Section 2.5A(i)(b)(1), or (2) shall be made pro rata with an optional redemption of
                                         --- ----
     Exchange Notes under the Senior Subordinated Indenture.

          (4)  No Reborrowing.  Amounts of the Term Loan so prepaid may not be
               --------------
     reborrowed.

             (ii) Mandatory Prepayments of Initial Loan.
                  -------------------------------------

          (a)  Mandatory Prepayments of Initial Loan from Asset Sales and
               ----------------------------------------------------------
     Dispositions of Tempo Satellites.  To the extent permitted by all other
     --------------------------------
     agreements governing any Indebtedness (including the

     New PRIMESTAR Senior Credit Facility and the Partnership Credit Facility) and after application required to such Indebtedness (or if no such Indebtedness or any commitment in respect thereof is then outstanding), Borrower shall, or shall cause its Subsidiaries to, prepay the Initial Loan (without penalty or premium) with (1) the Net Cash Proceeds received from any Asset Sale in excess of $5.0 million since the Closing Date, and (2) the net amount of cash received by Borrower or any of its Subsidiaries pursuant to any agreement or arrangement upon the sale or other disposition by TSAT of any Tempo Satellite in excess of $5.0 million since the Closing Date, in each case on a date not later than five (5) Business Days after the date of the application to all other Indebtedness so required as a result of the consummation of such Asset Sale or sale or disposition of a Tempo Satellite.

          (b)  Mandatory Prepayments of Initial Loan from Capital Contributions
               ----------------------------------------------------------------
     or Issuances of Securities.  Concurrently with the receipt by Borrower or
     --------------------------
     any Subsidiary of proceeds from the issuance of Securities or from any capital contribution (other than proceeds received from Securities issued by Borrower or any Subsidiary to Borrower or any Subsidiary and other than to the extent no cash proceeds are received (such as where the consideration provided to the seller in an acquisition is Securities and other than proceeds of any capital contribution by Borrower or any Restricted Subsidiaries to Borrower or any Restricted Subsidiaries and other than capital contributions or payments contemplated by the Restructuring Agreements as in effect on the Closing Date)), Borrower shall prepay the Initial Loan in a principal amount equal to the lesser of the cash proceeds thereof (net of expenses payable by Borrower in connection with the issuance thereof and net of accrued interest due pursuant to
     Section 2.5A(iii) as a result of such prepayment) or the aggregate principal amount of the Initial Notes then outstanding.

          (c)  Notice.  Borrower shall notify the Arranger of any prepayment to
               ------
     be made pursuant to this Section 2.5A(ii) at least two Business Days prior to such prepayment date (unless shorter notice is satisfactory to the Required Lenders).

             (iii)  Borrower's Mandatory Prepayment Obligation; Application of
                    ----------------------------------------------------------
     Prepayments.  All prepayments shall include payment of accrued interest on
     -----------
     the principal amount so prepaid and shall be applied to payment of interest before application to principal.

             (iv)   Mandatory Offer to Purchase Initial Notes and Term Notes.
                    --------------------------------------------------------

          (a)  Mandatory Offer to Purchase Term Notes on Change of Control.  (1)
               -----------------------------------------------------------
     Following the occurrence of a Change of Control (the date of such occurrence being the "Change of Control Date"), Borrower shall notify the
                           ----------------------
     Arranger and the Lenders of such occurrence in the manner prescribed by this Agreement and shall, within 20 days after the Change of Control Date, make an Offer to Purchase all Term Notes then outstanding at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Purchase Date. Borrower's obligations may be satisfied if a third party makes the Offer to Purchase in the manner, at the times and otherwise in compliance with the requirements of this Agreement applicable to an Offer to Purchase made by Borrower and purchases all Term Notes validly tendered and not withdrawn under such Offer to Purchase. Each Lender shall be entitled to tender all or any portion of the Term Notes owned by such Lender pursuant to the Offer to Purchase, subject to the requirement that any portion of a Term Note tendered must be tendered in an integral multiple of $1,000 principal amount.

          (2) On or prior to the Purchase Date specified in the Offer to Purchase, Borrower shall (i) accept for payment all Term Notes or portions thereof validly tendered pursuant to the Offer, (ii) deposit with the Arranger money sufficient to pay the Purchase Price of all Term Notes or portions thereof so accepted and (iii) deliver or cause to be delivered to the Arranger for cancellation all Term Notes so accepted together with an Officers' Certificate stating the Term Notes or portions thereof accepted for payment by Borrower. The Arranger shall promptly mail or deliver to Lenders whose Term Notes are so accepted payment in an amount equal to the Purchase Price for such Term Notes, and the Arranger shall promptly authenticate and mail or deliver to each Lender a new Term Note or Term Notes equal in principal amount to any unpurchased portion of the Term Note surrendered as requested by the Lender. Any Term Note not accepted for payment shall be promptly mailed or delivered by Borrower to the Lender thereof. Borrower shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

          (b)  Mandatory Offer to Purchase Initial Notes and Term Notes on Asset
               -----------------------------------------------------------------
     Sale.  Borrower shall, within 20 days after each Trigger Date, make an
     ----
     Offer to Purchase all outstanding Notes up to a maximum principal amount (expressed as a multiple of $1,000) of Notes equal to the Note Portion of Unutilized Net Cash Proceeds. Such Offer to Purchase shall be made at a purchase price in cash equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Purchase Date; provided, however, that the Offer to Purchase may be deferred until there
     --------  -------
     are aggregate Unutilized Net Cash Proceeds equal to or in excess of $15.0 million, at which time the entire amount of such Unutilized Net Cash Proceeds, and not just the amount in excess of $15.0 million, shall be applied as required pursuant to this paragraph.

          In the event that any other Indebtedness of Borrower which ranks pari
                                                                           ----
     passu with the Securities (including the Senior Subordinated Discount
     -----
     Notes) (the "Other Indebtedness") requires that an offer to purchase to be
                  ------------------
     made to repurchase such Other Indebtedness upon the consummation of any Asset Sale, Borrower may apply the Unutilized Net Cash Proceeds otherwise required to be applied to an Offer to Purchase to offer to purchase such Other Indebtedness and to an Offer to Purchase so long as the amount of such Unutilized Net Cash Proceeds applied to repurchase the Notes is not less than the Note Portion of Unutilized Net Cash Proceeds. With respect to any Unutilized Net Cash Proceeds, Borrower shall make the Offer to Purchase in respect thereof at the same time as the analogous offer to purchase is made under the Senior Subordinated Indenture and pursuant to any Other Indebtedness and the Purchase Date in respect thereof shall be the same as the purchase date in respect thereof pursuant to the Senior Subordinated Indenture and pursuant to any Other Indebtedness.

          For purposes of this Section 2.5A(iv)(b), "Note Portion of Unutilized
                                                     --------------------------
     Net Cash Proceeds" means the amount of the Unutilized Net Cash Proceeds
     -----------------
     equal to the product of (x) the Unutilized Net Cash Proceeds and (y) a fraction the numerator of which is the principal amount of all Notes tendered pursuant to the Offer to Purchase related to such Unutilized Net Cash Proceeds (the "Note Amount") and the denominator of which is the sum
                         -----------
     of the Note Amount and the lesser of the aggregate principal face amount or accreted value as of the relevant purchase date of all Other Indebtedness tendered pursuant to a concurrent offer to purchase such Other Indebtedness made at the time of such Offer to Purchase.

          With respect to any Offer to Purchase effected pursuant to this
     Section 2.5A(iv)(b), as among the Term Notes, to the extent that the principal amount of the Notes tendered pursuant to such Offer to Purchase exceeds the Note Portion of Unutilized Net Cash Proceeds with respect thereto, such Notes shall be purchased pro rata based on the principal
                                            --- ----
     amount of such Term Notes tendered by each Lender.

          Each Lender shall be entitled to tender all or any portion of the Notes owned by such Lender pursuant to the Offer to Purchase, subject to the requirement that any portion of a Note tendered must be tendered in an integral multiple of $1,000 principal amount and subject to any proration among tendering Lenders as described above.

          B.  Manner and Time of Payment.  All payments of principal and
              --------------------------
interest and fees hereunder and under the Notes by Borrower shall be made without defense, set-off or counterclaim and in same-day funds and delivered to the Arranger, unless otherwise specified, not later than 12:00 Noon (New York time) on the date due at the Payment Office for the account of the Lenders; funds received by the Arranger after that time shall be deemed to have been paid by Borrower on the next succeeding Business Day. Borrower hereby authorizes the Arranger to charge its account with the Arranger in order to cause timely payment to be made of all principal, interest and fees due hereunder (subject to sufficient funds being available in its account for that purpose).

          C.  Payments on Non-Business Days.  Whenever any payment to be made
              -----------------------------
hereunder or under the Notes shall be stated to be due on a day which is not a Business Day, the payment shall be due on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or under the Notes or of the commitment and other fees hereunder, as the case may be.

          D.  Notation of Payment.  Each Lender agrees that before disposing of
              -------------------
any Note held by it, or any part thereof (other than by granting participations therein), such Lender will make a notation thereon of all principal payments previously made thereon and of the date to which interest thereon has been paid and will notify Borrower of the name and address of the transferee of that Note; provided, however, that the failure to make (or any error in the making of) such
--------  -------
a notation or to notify Borrower of the name and address of such transferee shall not limit or otherwise affect the obligation of Borrower hereunder or under such Notes with respect to the Loans and payments of principal or interest on any such Note.

          2.6  Use of Proceeds
               ---------------

          A.  Initial Loan.  The proceeds of the Initial Loan shall be applied
              ------------
by Borrower, together with borrowings under the New PRIMESTAR Senior Credit Facility, to pay Transaction Costs and to consummate the Restructuring Transaction and the Existing Facility Repayment.

          B.  Term Loan.  The proceeds of the Term Loan shall be used to cancel
              ---------
any outstanding amount of Initial Notes converted to Term Notes on such date.

          C.  Margin Regulations.  No portion of the proceeds of any borrowing
              ------------------
under this Agreement shall be used by Borrower in any manner to purchase or carry Margin Stock within the meaning of the applicable requirements of Regulation T, U, or X or any other regulation of the F.R.S. Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

          2.7  Breakage; Illegality
               --------------------

          A.  Breakage.  Upon (i) failure to make any Loan upon receipt of
              --------
Notice of Borrowing, (ii) failure to make any Conversion upon receipt of Notice of Conversion, or (iii) any prepayment of principal of any Loan under Section
2.5 or acceleration of maturity of the Loans or Notes pursuant to Section 7 or for any other reason, other than on the last day of the applicable Interest Period therefor, Borrower shall pay upon demand by any Lender the amount required to compensate such Lender for any losses, costs or expenses which it may reasonably incur as a result of such failure, payment or acceleration, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain any Loan.

          B.  Illegality.  Notwithstanding any other provision of this
              ----------
Agreement, if the introduction of or any change in any law or regulation or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender or its lending office to perform its obligations hereunder to make available LIBOR Loans or to continue to fund or maintain LIBOR Loans hereunder, then, on notice thereof and demand therefor by such Lender to Borrower through the Arranger, such Lender's Loans will automatically, upon such demand, Convert into an Alternate Base Rate Loan until the Arranger shall notify Borrower that such Lender has determined that the circumstances causing such suspension no longer exist.

SECTION 3.  CONDITIONS TO LOANS

          3.1  Conditions to Initial Loan
               --------------------------

          The effectiveness of the Loan Documents and the obligations of the Lenders to make the Initial Loan are subject to prior or concurrent satisfaction of each of the following conditions:

          A.  Corporate Proceedings, Documents, Resolutions, Etc.  On or before
              --------------------------------------------------
the Closing Date, all corporate and other proceedings taken or to be taken by each Loan Party, each Partner and each Affiliate of each Partner in connection with the Transactions and all documents incidental thereto not previously found acceptable by the Required Lenders and Agents shall be reasonably satisfactory in form and substance to the Required Lenders and the Agents, and the Agents shall have received on behalf of the Lenders the following items, each of which shall be in form and substance reasonably satisfactory to the Required Lenders and the Agents and, unless otherwise noted, dated the Closing Date:

          1.  Charter.  A certified copy of each Loan Party's charter, together
              -------
     with a certificate of status, compliance, good standing or the like with respect to each Loan Party issued by the appropriate government officials of the jurisdiction of its organization, each to be dated a recent date prior to the Closing Date;

          2.  Bylaws.  A copy of each Loan Party's bylaws, certified as of the
              ------
     Closing Date by its Secretary or one of its Assistant Secretaries;

          3.  Resolutions.  Resolutions of the Board of Directors of each Loan
              -----------
     Party, approving and authorizing the execution, delivery and performance of each Loan Document to which it is a party, and any other documents, instruments and certificates required to be executed by such Loan Party in connection herewith and with the Transactions and approving and authorizing the execution, delivery and payment of the Notes, each such resolution certified as of the Closing Date by its Secretary or one of its Assistant Secretaries as being in full force and effect without modification or amendment;

          4.  Incumbency Certificates.  Signature and incumbency certificates of
              -----------------------
     each officer of any Loan Party executing any Loan Document;

          5.  Executed Agreement and Notes.  Executed copies of this Agreement
              ----------------------------
     and, for each Lender that requests an Initial Note prior to the Closing Date, the Initial Notes substantially in the form of Exhibit A executed in
                                                          ---------
     accordance with Section 2.1D, drawn to the order of the Lenders and with appropriate insertions;

          6.  Notice of Borrowing.  An originally executed Notice of Borrowing
              -------------------
     substantially in the form of Exhibit D, signed by the President or a Vice
                                  ---------
     President of Borrower on behalf of Borrower;

          7.  Legal Opinions.  Originally executed copies of one or more
              --------------
     favorable written opinions of Sherman and Howard, special counsel for the Loan Parties, substantially in the form of Exhibit H and addressed to the
                                                ---------
     Agents on behalf of the Lenders;

          8.  Restructuring Agreements and Closing Documents.  (i) Executed or
              ----------------------------------------------
     conformed copies of each Restructuring Agreement and any amendments thereto made on or prior to the Closing Date, (ii) an Officers' Certificate from Borrower stating that each Restructuring Agreement is on the Closing Date in full force and effect with respect to Borrower and, to Borrower's knowledge, with respect to each other party thereto and no material term or condition thereof has been amended, modified or waived from the form most recently provided to the Lenders and the Agents a reasonable time prior to the Closing Date except with the prior written consent of the Required Lenders and the Agents, (iii) an Officers' Certificate from Borrower stating that Borrower and each of its Subsidiaries party thereto has performed or complied with all agreements and conditions contained in each Restructuring Agreement and any agreements or documents referred to therein required to be performed or complied with by such party on or before the Closing Date, and neither Borrower nor any of its Subsidiaries is in default in the performance or compliance with any of the terms or provisions thereof, and (iv) all closing documents relating to the Restructuring Transaction and all such counterpart originals or certified copies of such documents, instruments, certificates and opinions as the Required Lenders or the Agents may reasonably request;

          9.  New PRIMESTAR Senior Credit Facility.  (i) Executed or conformed
              ------------------------------------
     copies of the New PRIMESTAR Senior Credit Facility and any amendments thereto made on or prior to the Closing Date, (ii) an Officers' Certificate from Borrower stating that the New PRIMESTAR Senior Credit Facility is in full force and effect on the Closing Date and no material term or condition thereof has been amended, modified or waived from the form most recently provided to the Lenders and the Agents a reasonable time prior to the Closing Date except with the prior written consent of the Required Lenders and the Agents, (iii) an Officers' Certificate from Borrower stating that Borrower and each of its Subsidiaries party thereto has performed or complied with all agreements and conditions contained in the New PRIMESTAR Senior Credit Facility and any agreements or documents referred to therein required to be performed or complied with by such party on or before the Closing Date, and neither Borrower nor any of its Subsidiaries is in default in the performance or compliance with any of the terms or provisions thereof and (iv) all closing documents relating to the New PRIMESTAR Senior Credit Facility and all such counterpart originals or certified copies of such documents, instruments, certificates and opinions as the Required Lenders or the Agents may reasonably request;

          10.  Public Documents.  Copies of all documents and materials filed
               ----------------
     publicly by Borrower and TSAT in connection with the Restructuring Transaction and the other Transactions;

          11.  Pro Forma Balance Sheet.  A primary condensed pro forma combined
               -----------------------
     balance sheet which meets the requirements of Regulation S-X under the Securities Act of Borrower and its Subsidiaries dated as of September 30, 1997, immediately after giving effect to the Transactions and the incurrence of all obligations contemplated herein, which pro forma combined balance sheet shall be in form and substance satisfactory to the Agents and the Required Lenders and consistent in all material respects with the proposed legal and capital structure (both debt and equity) and the forecast previously provided to the Lenders, which shall be satisfactory in all respects to the Agents.

          12.  Solvency Certificate.  An Officers' Certificate from the chief
               --------------------
     financial officer of Borrower, in form and substance satisfactory to the Arranger, together with such other evidence reasonably requested by the Agents or the Lenders with respect to the solvency of Borrower immediately after giving effect to the Transactions and the other transactions contemplated hereby;

          13.  Officers' Certificates.  An Officers' Certificate from Borrower
               ----------------------
     in form and substance satisfactory to the Arranger stating that (i) the representations and warranties in Section 4 are true, correct and complete on and as of the Closing Date to the same extent as though made on and as of that date (or if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), (ii) all conditions to the consummation of the Restructuring Transaction have been satisfied (or provisions satisfactory to the Agents have been made for the satisfaction thereof) substantially on the terms set forth in the Restructuring Agreements and have not been waived or amended without the prior written consent of the Required Lenders and the Agents, and (iii) all conditions precedent set forth herein to the making of the Initial Loan have been satisfied (to the best knowledge of Borrower with respect to Section 3.1K to the extent relating to Persons other than Borrower and
     TSAT);

          14.  Other Documents.  Executed or conformed copies of all other
               ---------------
     material agreements executed in connection with the Transactions including all such other legal opinions, corporate documents and other documents and/or certificates as the Lenders or the Agents may reasonably request.

          B.  New PRIMESTAR Senior Credit Facility.  The New PRIMESTAR Senior
              ------------------------------------
Credit Facility shall have been entered into by each of the parties thereto and shall be in full force and effect with commitments thereunder for not less than $650.0 million, of which not less than $100 million shall be drawn on the Closing Date to effect the Restructuring Transaction, and the Required Lenders and the Agents shall be satisfied (i) with all terms and conditions of the New PRIMESTAR Senior Credit Facility and all other agreements to be entered into in connection therewith, and (ii) that no term thereof has been amended, modified or waived since the draft most recently delivered to the Lenders a reasonable period of time prior to the Closing Date. All conditions precedent to the extensions of credit under the New PRIMESTAR Senior Credit Facility shall have been satisfied (or provisions satisfactory to the Agents have been made for the satisfaction thereof) (without waiver or amendment thereof) other than the consummation of the Restructuring Transaction and delivery of opinion letters (but which shall have been negotiated), and the Agents and the Lenders shall have received satisfactory evidence of the same.

          C.  Assumption Agreements.  The Assumption Agreements shall each have
              ---------------------
been duly authorized, executed and delivered by each of the parties thereto and shall be in full force and effect. All conditions precedent to the assignments and releases under each Assumption Agreement shall have been satisfied.

          D.  Restructuring Agreements.  Each Restructuring Agreement and other
              ------------------------
agreement (including debt assumption agreements) to be entered into in connection with the Transactions and the TSAT

Merger shall have been entered into by each of the parties thereto and shall be in full force and effect, and the Required Lenders and the Agents shall be satisfied (a) with all the terms and conditions of each Restructuring Agreement and all other agreements to be entered into in connection therewith, and (b) that no term thereof has been amended, modified or waived since the draft most recently delivered to and approved by the Lenders, a reasonable period of time prior to the Closing Date. All conditions precedent to the consummation of the Restructuring Transaction under each Restructuring Agreement shall have been satisfied (or provisions satisfactory to the Agents have been made for the satisfaction thereof) (without waiver or amendment thereof) and delivery of opinion letters (but which shall have been negotiated) the Agents and the Lenders shall have received satisfactory evidence of the same.

          E.  No Other Debt.  After giving effect to the Transactions and the
              -------------
other transactions contemplated hereby, Borrower and its Subsidiaries shall have outstanding no Indebtedness or Preferred Stock (or guarantee or other contingent obligation in respect thereof) other than (a) the loans and other obligations under the New PRIMESTAR Senior Credit Facility and the Partnership Credit Facility, (b) the Existing Notes, (c) the Initial Loan, and (d) such other Indebtedness and contingent obligations (including the Reimbursement Agreements) as are on terms and conditions and in amounts reasonably acceptable to the Required Lenders, and are set forth in Schedule 3.1E, and in no event are
                                       -------------
materially different from the Indebtedness and contingent obligations of New PRIMESTAR to be in place upon consummation of the Transactions as described in the pro forma financial statements included in the Proxy.
    --- -----

          F.  Consummation of Transactions.  Each of the Transactions (other
              ----------------------------
than extensions of credit under this Agreement) shall have been consummated prior to, or shall be consummated contemporaneously with, the making of the Initial Loans in all material respects in accordance with the terms hereof and in accordance with terms of documentation (without the waiver of any material condition unless consented to by the Required Lenders) that are in form and substance reasonably satisfactory to the Lenders. The Existing Facility Repayment shall have been consummated prior to, or shall be consummated contemporaneously with the making of the Initial Loan in accordance with the terms of documentation (without the waiver of any material condition unless consented to by the Required Lenders) that is in form and substance reasonably satisfactory to the Lenders. All security interests relating to the Partnership Working Capital Facility shall have been released (with appropriate evidence thereof provided to the Arranger).

          G.  Approvals.  On or before the Closing Date all requisite
              ---------
Governmental Authorities and third parties shall have approved or consented to the Transactions and the other transactions contemplated hereby and by the Restructuring Agreements (other than the TSAT Merger and the TSAT Tempo Agreement) and the New PRIMESTAR Senior Credit Facility to the extent required without the imposition of any material adverse condition, and such approval or consent shall be in full force and effect (and the Agents shall have received satisfactory evidence of the same); there shall be no governmental or judicial action, actual or threatened, that has or could reasonably be expected to have the effect of restraining, preventing or imposing materially adverse conditions on any of the Transactions or the other transactions contemplated hereby or by any Restructuring Agreement or the New PRIMESTAR Senior Credit Facility and with respect to any pending governmental or judicial action, all appeal periods have expired. Each of the transactions contemplated by the Restructuring Agreements that the shareholders of TSAT were solicited by the Proxy to approve shall have been approved by holders of not less than 66-2/3% of the outstanding voting power of the Voting Equity Interests of TSAT entitled to vote on the Restructuring Transaction (and the Agents shall have received satisfactory evidence of the same from TSAT).

          H.  No Default Under This Agreement and Other Agreements.  No Event of
              ----------------------------------------------------
Default or Potential Event of Default shall have occurred and be continuing or would result from the Initial Loan or the No-tice of Borrowing or the Transactions, or from the application of the proceeds therefrom under this Agreement, the New PRIMESTAR Senior Credit Facility or the Existing Notes or Existing Indebtedness; all conditions to borrowing under the New PRIMESTAR Senior Credit Facility shall have been satisfied (or provisions have been made for satisfaction thereof). No party to any Restructuring Agreement shall be in breach or default of any material provision of such Restructuring Agreement.

          I.  No Legal Bar.  The Initial Loan and the use of proceeds thereof
              ------------
shall not contravene, violate or conflict with, nor involve any Lender in a violation of, any law, rule, injunction, or regulation or determination of any Governmental Authority.

          J.  No Material Adverse Change.  There shall not have occurred or
              --------------------------
become known in the judgment of the Lenders any condition or event that has resulted in a Material Adverse Change or that could reasonably be expected to result in any Material Adverse Change with respect to Borrower, TSAT, Primestar Partnership or the business (or related properties, assets or affiliates) of any Partner relating to the distribution of the PRIMESTAR(R) programming service (each, a "Partner Business"), together with their respective subsidiaries taken
          ----------------
as a whole, as the case may be (both before and after giving effect to the Transactions) since December 31, 1996.

          K.  No Dividends.  There shall not have been any dividend or
              ------------
distribution of any kind declared or paid by Borrower, TSAT or any Partner Business on its Equity Interests since the date of the latest financial statements of such entity, respectively, included in the Proxy (other than any assets (including cash) of any Partner Business not required to be contributed pursuant to the Restructuring Agreements).

          L.  No Violation of Law.  The Lenders and their counsel shall be
              -------------------
satisfied that the consummation of the Transactions and the related financings, including the funding of the Initial Loan hereunder and the transactions contemplated by the New PRIMESTAR Senior Credit Facility, shall be in compliance with all applicable laws, rules and regulations of all Governmental Authorities. There shall not have been any statute, rule, regulation, injunction or order applicable to the Transactions or the transactions contemplated by the New PRIMESTAR Senior Credit Facility, promulgated, enacted, entered or enforced by any Governmental Authority, nor shall there be pending any Proceeding involving a substantial likelihood of an order, decree, ruling or finding that would prohibit, restrict, delay, impose adverse or burdensome restrictions upon or otherwise materially adversely affect terms and conditions of or the consummation of the Restructuring Transaction or the transactions contemplated by the New PRIMESTAR Senior Credit Facility.

          M.  Fees and Expenses.  All accrued fees and expenses (including the
              -----------------
reasonable fees and expenses of Cahill Gordon & Reindel, legal counsel to the Arranger and Lenders) of the Agents and Lenders in connection herewith and with the Engagement Letter, the Fee Letter and the Commitment Letter shall have been paid or provisions have been made for payment thereof on the Closing Date.

          N.  Accuracy of Representations and Warranties.  The representations
              ------------------------------------------
and warranties made by Borrower in Section 4, and by each Loan Party in each of the other Loan Documents to which it is a party, shall be true, complete and correct on and as of the Closing Date with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

          O.  Subordination Arrangements.  The Required Lenders shall be
              --------------------------
satisfied with all terms and conditions (and the documentation therefor) of the Subordination Arrangements.

          3.2  Conditions to Term Loan
               -----------------------

          The obligation of the Lenders to make the Term Loan on the Conversion Date is subject to the prior or concurrent satisfaction or waiver of the following conditions precedent:

          A.  Notice of Conversion.  The Agents shall have received in
              --------------------
accordance with the provisions of Section 2.2B an originally executed Notice of Conversion.

          B.  No Bankruptcy.  None of Borrower or any of its Material
              -------------
Subsidiaries shall be subject to a Bankruptcy Order or a bankruptcy or other insolvency proceeding and no Event of Default or Potential Event of Default shall have occurred under Section 7.6, 7.7 or 7.9.

          C.  No Payment Default.  No Event of Default or Potential Event of
              ------------------
Default (whether matured or not) shall have occurred under Section 7.1.

          D.  No Acceleration of New PRIMESTAR Senior Credit Facility or
              ----------------------------------------------------------
Existing Notes.  No Event of Default shall have occurred under Section 7.2 with
--------------
respect to the New PRIMESTAR Senior Credit Facility or the Existing Notes.

          E.  Officers' Certificate.  On the Conversion Date, the Agents shall
              ---------------------
have received an Officers' Certificate from Borrower dated the Conversion Date and satisfactory in form and substance to the Agents, to the effect that the conditions in this Section 3.2 are satisfied on and as of the Conversion Date.

          F.  Term Notes.  Borrower shall have executed and delivered to the
              ----------
Agents on the Conversion Date for delivery to the Lenders Term Notes dated the Conversion Date substantially in the form of Exhibit B to evidence the Term
                                             ---------
Loan, in the principal amount of (which principal amount shall be the aggregate principal amount of the Initial Loan outstanding on the Conversion Date) the Term Loan and with other appropriate insertions.

          G.  Fees and Expenses.  All accrued fees and expenses owing to the
              -----------------
Agents and the Lenders (including the reasonable fees and expenses of a law firm serving as counsel to the Agents and Lenders) shall have been paid.

          H.  Margin Rules.  The making of the Term Loan shall not violate
              ------------
Regulation T, U or X or any other regulation of the F.R.S. Board.

SECTION 4.  REPRESENTATIONS AND WARRANTIES

          In order to induce the Lenders to enter into this Agreement and to make the Loans, Borrower represents and warrants to the Lenders that, at the time of execution hereof and immediately after giving effect to the consummation of the Transactions and on the Conversion Date, the following statements are true, correct and complete:

          4.1  Organization, Etc.
               -----------------

          Borrower and each of its Subsidiaries is a corporation validly organized and existing and in good standing under the laws of the state or jurisdiction of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes, each other Credit Document and each Restructuring Agreement to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

          4.2  Due Authorization, Non-Contravention, Etc.
               -----------------------------------------

          A.  General.  The execution, delivery and performance by Borrower of
              -------
this Agreement, the Notes, each other Credit Document and each Restructuring Agreement executed or to be executed by it and the execution, delivery and performance by each Guarantor of each Credit Document and Restructuring Agreement executed or to be executed by it are in each case within each such Person's corporate powers, have been duly authorized by all necessary corporate action, and do not

          (a)  contravene any such Person's Organic Documents;

          (b) contravene any Contractual Obligation binding on or affecting any such Person;

          (c) contravene any Governmental Approval or Governmental Rule binding on or affecting any such Person; or

          (d) result in, or require the creation or imposition of, any Lien on any of such Person's Properties (except as expressly permitted by this Agreement).

          B.  Subordinated Debt.  The making of the Credit Extensions, and the
              -----------------
acceptance thereof by Borrower, do not violate the provisions of any Subordinated Debt Document or of the Existing Indentures.

          4.3  Government Approval, Regulation, Etc.
               ------------------------------------

          Except as disclosed in Schedule 4.3 ("Approvals"), no authorization or
                                 ------------
approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the Closing Date will be, duly obtained or made and which are, or on the Closing Date will be, in full force and effect) is required for the due execution, delivery or performance by Borrower of this Agreement or the Notes or by Borrower or any Guarantor of any other Credit Document or Restructuring Agreement to which it is a party. Neither Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          4.4  Validity, Etc.
               -------------

          This Agreement constitutes, and the Notes, each other Credit Document and each Restructuring Agreement executed by Borrower or any of its Subsidiaries will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of Borrower or such Subsidiary, enforceable against Borrower or such Subsidiary in accordance with their respective terms; and each Credit Document and Restructuring Agreement executed by each Guarantor will, on the due execution and delivery thereof by such Guarantor, constitute the legal, valid and binding obligation of such Guarantor enforceable against such Guar-antor in accordance with its terms (except, in any case above, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

          4.5  Financial Information
               ---------------------

          The financial statements of Borrower and its Subsidiaries heretofore furnished to the Agents and each Lender have been prepared in accordance with GAAP. All balance sheets, all statements of operations, shareholders' equity and cash flows and all other financial information of each of Borrower and its Subsidiaries furnished pursuant to Section 5.1 have been and will for periods following the Closing Date be prepared in accordance with GAAP consistently applied, and do or will present fairly the consolidated financial position of the corporations covered thereby as at the date thereof and the results of their operations for the periods then ended, except that quarterly financial statements need not include footnote disclosure and may be subject to ordinary year-end adjustment.

          4.6  No Material Adverse Change
               --------------------------

          There has been no Material Adverse Change since December 31, 1996.

          4.7  Litigation, Labor Controversies, Etc.
               ------------------------------------

          Except as disclosed in Schedule 4.7 ("Litigation"), there is no
                                 ------------
pending or, to the knowledge of Borrower, threatened litigation, action, proceeding, or labor controversy affecting Borrower or any of its Subsidiaries, or any of their respective Properties, businesses, assets or revenues, which (a) could have a Material Adverse Effect or (b) could adversely affect the legality, validity or enforceability of this Agreement, the Notes, any other Credit Document or any Restructuring Agreement.

          4.8  Compliance with Laws
               --------------------

          Borrower and its Subsidiaries have complied in all material respects with all applicable Governmental Approvals and Governmental Rules of any Governmental Authority having jurisdiction over the conduct of its businesses or the ownership of its properties.

          4.9  Subsidiaries
               ------------

          Borrower has no Subsidiaries, except those Subsidiaries

          (a)  which are identified in Schedule 4.9 ("Existing Subsidiaries") of
                                       ------------
     the Disclosure Schedule; or

          (b) which are permitted to have been organized or acquired in accordance with Section 6.5 or Section 6.10.

          4.10  Ownership of Properties
                -----------------------

          Except as permitted pursuant to Section 4.14 or Section 6.3, Borrower and each of its Subsidiaries owns (a) in the case of owned real property, good and marketable fee title to, and (b) in the case of owned personal property, good and valid title to, or, in the case of leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Liens permitted pursuant to Section 6.3.

          4.11  Taxes
                -----

          Borrower and each of its Subsidiaries has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be due and owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

          4.12  Pension and Welfare Plans
                -------------------------

          During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any extension of credit hereunder, no steps have been taken to terminate any Plan (other than a standard termination under Section 4041(b) of ERISA), and no contribution failure has occurred with respect to any Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Plan which might result in the incurrence by Borrower or any member of the Controlled Group of any material liability, fine or penalty.

          4.13  Environmental Matters
                ---------------------

          Except as set forth in Schedule 4.13 ("Environmental Matters")
                                 -------------

          (a) all facilities and property (including underlying groundwater) owned or leased by Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by Borrower and its Subsidiaries in material compliance with all Environmental Laws;

          (b) there are no pending or threatened and, to the best of Borrower's knowledge, there have been not past

               (i) claims, complaints, notices or requests for information received by Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, or

               (ii) complaints, notices or inquiries to Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law;

          (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

          (d) Borrower and its Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;

          (e) no property now or previously owned or leased by Borrower or any of its Subsidiaries is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

          (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

          (g) neither Borrower nor any Subsidiary of Borrower has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against Borrower or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

          (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by Borrower or any Subsidiary of Borrower that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect; and

          (i) no conditions exist at, on or under any property now or previously owned or leased by Borrower which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law.

          4.14  Intellectual Property
                ---------------------

          Each of Borrower and its Subsidiaries owns and possesses or licenses (as the case may be) all such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights and copyrights necessary for the conduct of the businesses of Borrower and its Subsidiaries as now conducted without, individually or in the aggregate, any infringement upon rights of other Persons, in each case except as could not reasonably be expected to result in a Material Adverse Effect, and there is no individual patent, patent right, trademark, trademark right, trade name, trade name right, service mark, service mark right or copyright the loss of which could reasonably be expected to have a Material Adverse Effect, except as may be disclosed in Schedule 4.14 ("Intellectual Property").
             -------------

          4.15  Regulations T, U and X
                ----------------------

          Neither Borrower nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loan will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation T, U or X. Terms for which meanings are provided in F.R.S. Board Regulation T, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

          4.16  Accuracy of Information
                -----------------------

          None of the factual information heretofore or contemporaneously furnished by or on behalf of Borrower in writing to any Agent, or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby (true and complete copies of which were furnished to the Agents and each Lender in connection with its execution and delivery hereof), contains any untrue statement of a material fact on the date as of which such information is dated or certified, and none of the other factual information hereafter furnished in connection with this Agreement or any other Credit Document or any Restructuring Agreement by Borrower or any Guarantor to any Agent or any Lender will contain any untrue statement of a mate-rial fact on the date as of which such information is dated or certified and, as of the date of the execution and delivery of this Agreement by the Agents and each Lender, the information delivered prior to the date of execution and delivery of this Agreement (unless such information specifically relates to a prior date) does not, and the factual information hereafter furnished shall not on the date as of which such information is dated or certified, omit to state any material fact necessary to make any information not misleading under the circumstances.

SECTION 5.  AFFIRMATIVE COVENANTS (INITIAL LOAN AND TERM LOAN)

          Borrower covenants and agrees that, until the Loans and the Notes and all other amounts due under this Agreement have been indefeasibly paid in full it shall, and shall cause each of its Subsidiaries to, fully and timely perform all covenants in this Section 5 required to be performed by any of them.

          5.1  Financial Information, Reports, Notices, Etc.
               --------------------------------------------

          Borrower will furnish, or will cause to be furnished, to each Lender and each Agent copies of the following financial statements, reports, notices and information:

          A. as soon as available and in any event within 45 days (and 60 days, in the case of Borrower and its Restricted Subsidiaries) after the end of each of the first three Fiscal Quarters of each Fiscal Year of Borrower, a consolidated balance sheet of Borrower and its Restricted Subsidiaries and a consolidated balance sheet of Borrower and its Subsidiaries, in each case as of the end of such Fiscal Quarter and consolidated statements of earnings and cash flows of Borrower and its Restricted Subsidiaries and consolidated statements of earnings and cash flows of Borrower and its Subsidiaries and consolidated statements of earnings and cash flows of Borrower and its Subsidiaries, in each case of the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter and a profit and loss statement for such Fiscal Quarter, certified as complete and correct by the chief financial Authorized Officer of Borrower;

          B. as soon as available and in any event within 90 days (and 105 days, in the case of Borrower and its Restricted Subsidiaries) after the end of each Fiscal Year of Borrower, a copy of the annual audited financial statements for such Fiscal Year for Borrower and its consolidated Subsidiaries, including therein a consolidated balance sheet of Borrower and its Restricted Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flows of Borrower and its Restricted Subsidiaries for such Fiscal Year, in each case as audited (without any Impermissible Qualification) by KPMG Peat Marwick or independent public accountants of national standing acceptable to the Agents;

          C. Borrower shall deliver to the Lenders within 45 days after the end of each of the first three Fiscal Quarters of Borrower and within 90 days after the close of each Fiscal Year a certificate signed by the principal executive officer, principal financial officer or principal accounting officer stating that a review of the activities of Borrower has been made under the supervision of the signing officers with a view to determining whether a Potential Event of Default or Event of Default has occurred and whether or not the signers know of any Potential Event of Default or Event of Default by Borrower that occurred during such Fiscal Quarter or Fiscal Year. If they do know of such a Potential Event of Default or Event of Default, the certificate shall describe all such Potential Events of Defaults or Events of Default, their status and the action Borrower is taking or proposes to take with respect thereto. The first certificate to be delivered by Borrower pursuant to this Section 5.1C shall be for the Fiscal Quarter ending June 30, 1998.

          D. as soon as possible and in any event within three Business Days after Borrower or any of its Subsidiaries obtains knowledge of the occurrence of a Potential Event of Default, a statement of the chief executive, financial or accounting Authorized Officer of Borrower setting forth details of such Potential Event of Default and the action which Borrower has taken and proposes to take with respect thereto;

          E. as soon as possible and in any event within three Business Days after Borrower or any of its Subsidiaries obtains knowledge of (x) the occurrence of any material adverse development with respect to any litigation, action, proceeding or labor controversy of the type and materiality described in
Schedule 6.7 ("Litigation"), or (y) the commencement of any litigation, action, proceeding or labor controversy of the type and materiality described in
Schedule 6.7 ("Litigation"), notice thereof and, to the extent the Agents reasonably request, copies of all documentation relating thereto;

          F. promptly after the sending or filing thereof, copies of all reports and registration statements which Borrower or any of its Subsidiaries files with the SEC or any national securities exchange;

          G. immediately upon becoming aware of (i) the institution of any steps by Borrower or any other Person to terminate any Pension Plan (other than a standard termination under Section 4041(b) of ERISA), (ii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, (iii) the taking of any action with respect to a Pension Plan which would result in the requirement that Borrower furnish a bond or other security to the PBGC or such Pension Plan, or
(iv) the occurrence of any event with respect to any Pension Plan which could reasonably be expected to result in the incurrence by Borrower of any material liability, fine or penalty, notice thereof and copies of all documentation relating thereto;

          H. promptly when available and in any event within 15 Business Days after the last day of each Fiscal Year of Borrower (commencing after the Closing
Date), a budget for the then current Fiscal Year of Borrower, which budget shall contain on a quarterly basis a projected statement of earnings and sources and uses of funds of Borrower and its Restricted Subsidiaries, prepared in reasonable detail by the chief accounting, financial or executive Authorized Officer of Borrower; and

          I. such other information respecting the condition or operations, financial or otherwise, of Borrower or any of its Subsidiaries as any Lender may from time to time reasonably request (including information and reports from the chief accounting, financial or executive Authorized Officer of Borrower, in such detail as any Agent or any Lender may reasonably request, with respect to the terms of and information provided pursuant to Section 5.1C).

          5.2  Compliance with Laws, Etc.
               -------------------------

          Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all applicable Governmental Rules and Governmental Approvals of all Regulatory Authorities, such compliance to include:

          A. the maintenance and preservation of Borrower's and its Subsidiaries' corporate existence; and

          B. the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves, if any, in accordance with GAAP shall have been set aside on its books.

          5.3   Maintenance of Properties
                -------------------------

          Borrower will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless Borrower determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

          5.4   Insurance
                ---------

          Borrower shall maintain, and shall cause each of its Subsidiaries to maintain:

          (i) physical damage insurance on all real and personal property on an all-risk basis (including, loss in transit, flood and earthquake insurance) and public liability insurance against claims for personal injury, death or property damage suffered by others upon, in or about any premises occupied by it or occurring as a result of its ownership, maintenance or operation of any airplanes, automobiles, trucks or other vehicles or other facilities (including any machinery used therein or thereupon) or as the result of the use of products manufactured, constructed or sold by it or services rendered by it in an amount as is usually carried by Persons of comparable size engaged in the same or a similar business and similarly situated;

          (ii) such other types of insurance with respect to its business as is usually carried by Persons of comparable size engaged in the same or a similar business and similarly situated, and, in any event, all insurance otherwise required under any Subordinated Debt Document; and

          (iii) all worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.

All insurance shall be provided (1) by insurers authorized by Lloyds of London to underwrite such risks, (2) by insurers having an A.M. Best policyholders rating of not less than A- (except with respect to insurers providing insurance of the type described in clause (iii), in which case such insurers shall have an A.M. Best policyholders rating of not less than B+) or (3) by such other insurers as the Agents may approve in writing; provided, however, that if the
                                               --------  -------
rating of any of such insurers is downgraded, Borrower and each of its Subsidiaries, as the case may be, shall only be required to obtain replacement insurance with an insurer satisfying the requirements of this clause at the stated expiration of the insurance policy maintained with the insurer whose rating was so downgraded.

          5.5   Books and Records
                -----------------

          Borrower will, and will cause each of its Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit the Agents and each Lender or any of their respective representatives, at reasonable times and intervals, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and Borrower hereby authorizes such independent public accountant to discuss Borrower's financial matters with each Lender or any of their respective representatives whether or not any representative of Borrower is present) and to examine (and, at the expense of Borrower, photocopy extracts from) any of its books or other corporate records. Borrower shall pay any fees of such independent public accountant incurred in connection with any Agent's or any Lender's exercise of its rights pursuant to this Section 5.5.

          5.6   Environmental Covenant
                ----------------------

          Borrower will, and will cause each of its Subsidiaries to:

          (i) use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws;

          (ii) promptly notify the Agents and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties in respect of, or as to compliance with, Environmental Laws, and shall promptly resolve any non-compliance with Environmental Laws and keep its property free of any Lien imposed by any Environmental Law; and

          (iii) provide such information and certifications which the Arranging Agents may reasonably request from time to time to evidence compliance with this Section 5.6.

          5.7   [Reserved]
                ----------

          5.8   Lenders Meeting
                ---------------

          Borrower will participate in a meeting with the Lenders once during each fiscal year to be held at a location and a time selected by Borrower and reasonably satisfactory to the Lenders.

          5.9   Use of Proceeds
                ---------------

          Borrower shall apply the proceeds of the Loans solely to finance the Restructuring Transaction and the Existing Facility Repayment and to pay related fees and expenses.

          5.10  Payments in U.S. Dollars
                ------------------------

          All payments of any Obligations to be made hereunder or under the Notes by Borrower or any other obligor with respect thereto shall be made solely in U.S. Dollars or such other currency as is then legal tender for public and private debts in the United States of America.

          5.11  Take-Out Financing
                ------------------

          A.  Refinancing of Loans, Initial Notes, Term Notes and Exchange
              ------------------------------------------------------------
Notes. As soon as practicable after the Closing Date, Borrower will use its reasonable best efforts to effectuate an offering and sale of the Refinancing Securities or other debt or equity securities to Persons other than Borrower or any of its Subsidiaries or such other financing transactions, in each case reasonably acceptable in form and substance to the Agents after consultation with Borrower, for the purpose of refinancing the principal amount, as applicable, of the Loans, Initial Notes, Term Notes and the Exchange Notes and paying interest accrued thereon and all fees, expenses, commissions and other amounts payable under the Loan Documents and in connection with the Refi-nancing, which will yield an amount sufficient to refinance the principal amount, as applicable, of the Loans, Initial Notes, Term Notes and the Exchange Notes and pay interest accrued thereon and all fees, expenses, commissions and all other amounts payable under the Loan Documents and in connection with the Refinancing, including, but not limited to:

             (i) preparing an offering memorandum for a private offering (the "Offering") of the Refinancing Securities;
     ---------

             (ii) in the event that the Offering is not consummated, in connection with any other public offering or private placement of debt securities, promptly preparing a registration statement or offering memorandum containing such disclosures as may be appropriate and customary for such documents, and using its best efforts to cause any such registration statement to become effective under the Securities Act;

             (iii) executing underwriting or placement agreements, to reflect the terms of the refinancing, and containing covenants, representations and warranties, indemnities and delivery of legal opinions, officers' certificates and accountants' comfort letters, all in form and substance satisfactory to the Agents in their reasonable judgment;

             (iv) in connection with any public offering or private placement of debt or equity securities (including the Refinancing Securities), offering such securities on terms and conditions, including, but not limited to, interest rates, yields, maturities, covenants and redemption dates and prices, as the Agents consider appropriate, in consultation with Borrower, in light of market conditions and Borrower's financial condition and prospects at the time of sale, in an amount to be agreed upon by Borrower and the Agents, but in no event less than an amount which will provide to Borrower net proceeds sufficient to refinance the indebtedness under this Agreement and the Senior Subordinated Indenture, and containing such disclosures as may be appropriate and customary for such documents;

             (v) (a) in connection with any private placement of debt securities (including the Offering), filing and causing to become effective a registration statement (within such periods of time as the Agents may reasonably request prior to such private placement) with respect to a registered offer to exchange (an "Exchange Offer") any such privately
                                       --------------
     placed debt securities for notes of Borrower with terms identical in all material respects (the "exchange notes") to such privately placed debt
                             --------------
     securities (except that the exchange notes will not contain terms with respect to transfer restrictions or interest rate increases), and causing such Exchange Offer to be consummated within such period of time as the Agents may reasonably request prior to such period of time; and (b) in the event any debt securities are sold in a private placement, causing the debt or equity securities held by the purchasers (including the Agents or their Affiliates) in such a private placement to be registered pursuant to such number of registration statements over such period of time as the Agents may reasonably request prior to such private placement;

             (vi) paying all reasonable costs and expenses of engaging a qualified independent underwriter in connection with any public offering and, to the extent necessary, a private placement of debt or equity securities;

             (vii) assisting the Agents or their Affiliates in connection with the marketing of any debt or equity securities to be offered publicly or placed privately; and

          (viii) providing such other cooperation and assistance as is customarily provided by issuers in connection with the private placement and/or public sale of securities.

          B.  Required Refinancing of Loans, Notes, Term Notes and Exchange
              -------------------------------------------------------------
Notes.  Following the Closing Date and upon notice (a "Refinancing Securities
-----                                                  ----------------------
Notice") by the Take-Out Banks, Borrower will issue and sell unsecured senior
------
subordinated debt securities (any such securities, the "Required Refinancing
                                                        --------------------
Securities") after a full marketing thereof in an amount of up to the lesser of
----------
(a) the aggregate outstanding principal amount, as applicable, of the Loans, Notes, Term Notes and Exchange Notes (but in no event less than $75 million), or
(b) $500 million upon such terms and conditions as are specified by the Take-Out Banks in the Refinancing Securities Notice; provided, however, that: (i) the
                                            --------  -------
Take-Out Banks, in their reasonable discretion, shall determine whether the Required Refinancing Securities issued to refinance the Loans, Notes, Term Notes and Exchange Notes shall be issued through a registered public offering or a private placement; (ii) such Required Refinancing Securities will contain such terms (including registration rights, in the event of a private placement), conditions and covenants as are customary for similar financings and are reasonably satisfactory in all respects to the Take-Out Banks; and (iii) all other arrangements with respect to such Required Refinancing Securities shall be reasonably satisfactory in all respects to the Take-Out Banks in light of then prevailing market conditions.

          Subject to the foregoing, the Required Refinancing Securities will have such terms, including interest rates, yields, and redemption prices, as the Take-Out Banks consider appropriate, in consultation with Borrower, in light of market conditions, and Borrower's financial condition and prospects at the time of sale.

          5.12  Exchange of Term Notes
                ----------------------

          Borrower will, on the fifth Business Day following the written request (the "Exchange Request") of the holder of any Term Note (or beneficial owner of
      ----------------
a portion thereof):

             (i) Execute and deliver, cause each Guarantor to execute and deliver, and cause a bank or trust company acting as trustee thereunder to execute and deliver, the Senior Subordinated Indenture, if such Senior Subordinated Indenture has not previously been executed and delivered;

             (ii) Execute and deliver to such holder or beneficial owner in accordance with the Senior Subordinated Indenture a note in the form attached to the Senior Subordinated Indenture (the "Exchange Notes")
                                                         --------------
     bearing interest as set forth therein in exchange for such Term Note dated the date of the issuance of such Exchange Note, payable to the order of such holder or owner, as the case may be, in the same principal amount as such Term Note (or portion thereof) being exchanged, and cause each Guarantor to endorse its guarantee thereon; and

             (iii) Execute and deliver, and cause each Guarantor to execute and deliver, to such holder or owner, as the case may be, a Registration Rights Agreement in the form of Exhibit G, if such Registration Rights Agreement
                              ---------
     has not previously been executed and delivered or, if such Registration Rights Agreement has previously been executed and delivered and such holder or owner is not already a party thereto, permit such holder or owner to become a party thereto.

          The Exchange Request shall specify the principal amount of the Term Notes to be exchanged pursuant to this Section 5.12 which shall be at least $5,000,000 and integral multiples of $500,000 in excess thereof. Term Notes delivered to Borrower under this Section 5.12 in exchange for Exchange Notes shall be cancelled by Borrower and the corresponding amount of the Term Loan shall be deemed repaid and the Ex-change Notes shall be governed by and construed in accordance with the terms of the Senior Subordinated Indenture.

          The bank or trust company acting as trustee under the Senior Subordinated Indenture shall at all times be a corporation organized and doing business under the laws of the United States of America or the State of New York, in good standing and having its principal offices in the Borough of Manhattan, in The City of New York, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal or State authority and which has a combined capital and surplus of not less than $50,000,000.

          5.13  Register
                --------

          Borrower hereby designates the Arranger to serve as Borrower's agent, solely for purposes of this Section 5.13, to maintain a register (the "Register") on which it will record the Loans made by each of the Lenders and
 --------
each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the Loan Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Loan Commitments shall not be effective until such transfer is recorded on the Register maintained by the Arranger with respect to ownership of such Loan Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Loan Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Loan Commitments and Loans shall be recorded by the Arranger on the Register only upon the receipt by the Agents of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 12.1A. Coincident with the delivery of such an Assignment and Assumption Agreement to the Arranger for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Loan, and thereupon one or more new Notes of the same type and in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender.

SECTION 6.  NEGATIVE COVENANTS (INITIAL LOAN)

          Borrower covenants and agrees that until the earlier of (x) the satisfaction in full of the Initial Loans and the Initial Notes and all other Obligations due under this Agreement or (y) the Conversion Date, it shall, and shall cause each of its Subsidiaries to, fully and timely perform all covenants in this Section 6 required to be performed by any of them.

          6.1  Business Activities
               -------------------

          Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, engage in any business activity, except the business of providing satellite broadcasting service to residential and commercial customers and such activities as are reasonably incidental or substantially similar thereto.

          6.2  Indebtedness
               ------------

          Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

          (a) Indebtedness under the New PRIMESTAR Senior Credit Facility in an aggregate principal amount not to exceed $750 million and other obligations (including Hedging Obligations in respect of credit extensions thereunder);

          (b)  Indebtedness identified in Schedule 6.2 ("Ongoing Indebtedness")
                                          ------------
     of the Disclosure Schedule;

          (c) Indebtedness of Borrower in respect of (i) Capitalized Lease Liabilities, (ii) Indebtedness the proceeds of which are used to acquire an asset by Borrower (or used to acquire such an asset within 60 days of the incurrence thereof) and (iii) unsecured Indebtedness; provided, however,
                                                           --------  -------
     that the aggregate amount of all Indebtedness outstanding pursuant to this clause (c) at the time any of the same is created, assumed or incurred (together with the principal amount of all other Indebtedness permitted under this clause (c)) shall not at any time exceed $200,000,000 at such time after giving effect thereto and any Permitted Refinancings thereof;

          (d) Indebtedness of any Restricted Subsidiary owing to Borrower or any other Restricted Subsidiary or of Borrower to any Restricted Subsidiary, which Indebtedness shall not be forgiven or otherwise discharged for any consideration other than payment in full or in part (provided that only the amount repaid in part shall be discharged) in cash;
     ---------

          (e) (i) Subordinated Debt of Borrower and (ii) any Permitted Refinancing thereof; provided, however, that any Permitted Refinancing of
                          --------  -------
     Subordinated Debt must be on terms substantially similar to those in the Subordinated Debt Documents existing on the Effective Date; and

          (f) the Loans, the Guarantees, the Exchange Notes and any Refinancing Securities, and any guarantee of the Existing Notes by any Guarantor;

provided, however, that no Indebtedness otherwise permitted by clause (d) or (e)
--------  -------
shall be permitted to be incurred if a Potential Event of Default or an Event of Default has occurred and is continuing or would result therefrom; provided,
                                                                  --------
further, however, that (1) no Indebtedness permitted under clauses (b) through
-------  -------
(e) of this Section 6.2 shall be (i) permitted if such Indebtedness is incurred in reliance upon a general exception for permitted Indebtedness under any Subordinated Debt Document unless all other available exceptions for Indebtedness of such type under such an agreement have been fully utilized by Borrower or its Subsidiary, as applicable or (ii) designated as "Designated Senior Indebtedness" (as defined in any Subordinated Debt Document) without the prior written consent of the Required Lenders, and (2) no Indebtedness may be incurred pursuant to clauses (a), (c), or (e) if after giving pro forma effect thereto the Total Debt to Annualized Cash Flow Ratio would be greater than 7.25:1.0.

          6.3  Liens
               -----

          Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

          (a) Liens securing payment of Senior Indebtedness and Guarantor Senior Indebtedness, granted pursuant to any document entered into in connection therewith;

          (b) until the Closing Date, Liens securing payment of Indebtedness of the type permitted and described in Section 6.2(b);

          (c) Liens securing Capitalized Lease Liability Indebtedness and purchase money Indebtedness of the type permitted and described in Section 6.2(c) (and securing only the assets that are financed with the proceeds of such Indebtedness);

          (d)  Liens existing as of the Closing Date and disclosed in Schedule
                                                                      --------
     6.3 ("Ongoing Liens");
     ---

          (e) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves, if any, in accordance with GAAP shall have been set aside on its books;

          (f) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves, if any, in accordance with GAAP shall have been set aside on its books;

          (g) Liens incurred or deposits made in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory and regulatory obligations, bids, leases and contracts or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds or performance or return-of-money bonds;

          (h) judgment Liens in existence less than 45 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies or which do not otherwise result in an Event of Default under Section 7.8; and

          (i) easements, rights-of-way, municipal and zoning ordinances or similar restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of Borrower or its Subsidiaries or the value or utility of the property to which such Lien is attached.

          6.4  Sale and Leaseback
               ------------------

          Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into any agreement or arrangement with any other Person providing for the leasing by Borrower or any of its Restricted Subsidiaries of real or personal property which has been or is to be sold or transferred by Borrower or any of its Restricted Subsidiaries to such other Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of Borrower or any of its Restricted Subsidiaries.

          6.5  Investments
               -----------

          Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, make, incur, assume or suffer to exist any Investment in any other Person, except:

          (a) Investments existing on the Effective Date and Investments to be existing immediately after giving effect to the Restructuring Transaction, each identified in Schedule 6.5 ("Ongoing Investments");
                        ------------

          (b)  Cash Equivalent Investments;

          (c) without duplication, Investments by Borrower to the extent permitted as Indebtedness pursuant to Section 6.2;

          (d) Investments constituting (i) accounts receivable arising, (ii) trade debt granted, or (iii) deposits made in connection with the purchase price of goods or services, in each case in the ordinary course of business;

          (e) other Investments by Borrower not to exceed $200,000,000 in the aggregate; and

          (f) Investments in Persons which are Restricted Subsidiaries so long as, before and after giving effect to such Investment, no Potential Event of Default has occurred and is continuing or is caused thereby;

provided, however, that
--------- -------

          (g) any Investment which when made complies with the requirements of clause (a), (b) or (c) of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

          (h) no Investment otherwise permitted by clause (c), (d), (e) or (f) shall be permitted to be made if any Potential Event of Default or Event of Default has occurred and is continuing or would result therefrom.

          6.6  Restricted Payments, Etc.
               ------------------------

          Borrower shall not, and shall not permit any Subsidiary to, make any Restricted Junior Payment, except that:

          (a) dividends or distributions to Borrower in respect of its Equity Interests in any of its Subsidiaries;

          (b) so long as no (x) Event of Default or (y) Potential Event of Default of which Senior Management was aware or should have been aware has occurred and is continuing (or would result therefrom), (i) payments by Borrower of interest accrued on the Subordinated Debt when due and (ii) any Restricted Junior Payment of the type set forth in clause (c) of the definition thereof to the extent that such Restricted Junior Payment arises from the issuance of common stock of Borrower and is otherwise on terms satisfactory to the Agents; and

          (c) Unrestricted Subsidiaries may refinance in whole or in part from time to time any of its Indebtedness so long as any such refinancing is not recourse in any manner to Borrower or any other Subsidiary and does not require the imposition (contingently or otherwise) of any Lien on the assets of Borrower or any Restricted Subsidiary.

          6.7  [Reserved]

          6.8  Subsidiaries
               ------------

          Borrower will not have any Subsidiaries other than Restricted Subsidiaries and Unrestricted Subsidiaries. Borrower will not permit any Subsidiary to issue any Capital Stock (whether for value or otherwise) to any Person other than Borrower.

          6.9  Take or Pay Contracts
               ---------------------

          Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or be a party to any arrangement for the purchase of materials, supplies, other property or services if such arrangement by its express terms requires that payment be made by Borrower or such Restricted Subsidiary regardless of whether such materials, supplies, other property or services are in fact or can be required to be delivered or furnished to it.

          6.10 Consolidation, Merger, Etc.
               --------------------------

          Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except that (i) TSAT may merge with and into Borrower pursuant to the TSAT Merger and on terms and conditions satisfactory to a majority of Lenders, (ii) the transactions contemplated by the Restructuring Transaction may be made in accordance with the terms of the Restructuring Agreements and (iii) any Restricted Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, Borrower or any other Restricted Subsidiary; provided, however,
                                                            --------  -------
that, in the case of the merger of any Subsidiary into Borrower, Borrower shall be the surviving corporation and continue to be incorporated under the laws of a State of the United States.

          6.11 Permitted Dispositions
               ----------------------

          Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, sell, transfer, lease, contribute or otherwise convey (including by way of merger), or grant options, warrants or other rights with respect to, any of Borrower's or such Subsidiaries' assets (including accounts receivable or

Equity Interests of Subsidiaries) to any Person unless such sale, transfer, lease, contribution or conveyance of such assets is (i) in the ordinary course of its business (and does not constitute a sale, transfer, lease, contribution or other conveyance of all or a substantial part of Borrower's or such Subsidiary's assets) or is of obsolete or worn out property, (ii) permitted by
Section 6.10, (iii) between Restricted Subsidiaries or from a Subsidiary to Borrower or (iv) of other assets of Borrower having a value (determined based on the higher of book and fair market value) not to exceed $30,000,000 for the term of this Agreement.

          6.12  Senior Subordinated Indebtedness
                --------------------------------

          Neither Borrower nor any of the Guarantors shall, directly or indirectly, Incur any Indebtedness (other than the Notes, the Exchange Notes, the Required Refinancing Securities and the Guarantees, as the case may be) that by its terms (or by the terms of any agreement governing such Indebtedness) would expressly rank senior in right of payment to the Loans, Notes and Guarantees and expressly rank subordinate in right of payment to any Senior Indebtedness.

          6.13  Guarantees
                ----------

          Borrower will not permit any of its domestic Subsidiaries to, directly or indirectly, incur any guarantee of any Senior Indebtedness of the Company which has registration rights (including the requirement to effect an exchange offer registered under the Securities Act) or which is registered under the Securities Act, in each case unless such Subsidiary executes a Guarantee of the Obligations of Borrower under this Agreement. Thereafter, such Subsidiary shall be a Guarantor for all purposes of this Agreement.

          6.14  Refinancing of Loans in Part
                ----------------------------

          Borrower shall not, nor shall Borrower cause or permit any of its Subsidiaries to, Incur any Indebtedness to Refinance the Loans in part other than the Refinancing Securities, the Required Refinancing Securities or the Exchange Notes, unless the terms, conditions, covenants, events of default and other provisions in respect of the events of default and other provisions in respect of the instruments evidencing the Indebtedness Incurred to Refinance the Loans in part shall have been approved in writing by the Required Lenders (which consent shall be conclusively deemed given if a Lender does not object to the draft thereof within five Business Days of receipt thereof) (which approval shall not be unreasonably withheld) prior to the Incurrence of any such Indebtedness.

          6.15  Modification of Certain Agreements
                ----------------------------------

          Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, consent to any amendment, supplement, amendment and restatement, waiver or other modification of any of, or enter into any forbearance from exercising any rights with respect to, the terms or provisions contained in, or applicable to, (i) any Transaction Document, if the effect of such amendment, supplement, amendment and restatement, waiver or modification or forbearance might individually or in the aggregate have a Material Adverse Effect, or (ii) any Subordinated Debt Document.

          6.16  Transactions with Affiliates
                ----------------------------

          Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates or any Unrestricted Subsidiary, other than in connection with the Roll-up Plan unless such arrangement or contract is on fair and reasonable terms and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of Borrower or such Subsidiary with a Person which is not one of its Affiliates.

          6.17 Negative Pledges, Restrictive Agreements, Etc.
               ---------------------------------------------

          Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into any agreement (excluding the New PRIMESTAR Senior Credit Facility (and any agreements or instruments defined in the New PRIMESTAR Senior Credit Facility as "Loan Documents), this Agreement and any other Loan Document or any document pursuant to which any Indebtedness permitted by clause (c) of Section 6.2 is permitted but solely with respect to any asset acquired solely with the proceeds of such Indebtedness and no other asset of Borrower or any Subsidiary) prohibiting:

          (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, to the extent that any such negative pledge would prohibit the creation or first priority perfection of any Liens of the type described in clause (a) of Section 6.3 (other than in the case of Capitalized Leases to the extent of Liens solely in the assets subject to such Capitalized Lease);

          (b) the ability of Borrower or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document; or

          (c) the ability of any Restricted Subsidiary to make any payments, directly or indirectly, to Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on Investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to Borrower.

          6.18 Restrictions on Leases and ASkyB Transaction
               --------------------------------------------

          Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, (a) enter into any agreement or arrangement with Tempo or any other Person providing for the leasing by Borrower or any of its Restricted Subsidiaries of high power satellite transmission capacity unless (i) such agreement or arrangement is on fair and reasonable terms and is an agreement or arrangement of the kind which would be entered into by a prudent Person in the position of Borrower or such Restricted Subsidiary with such Person, and (ii) the Agents consent in writing (such consent not to be unreasonably withheld or delayed), or (b) consummate the ASkyB Transaction (as defined in the Proxy) without the consent of all Lenders.

          6.19 Restrictions on TSAT Partners Holdings and Its Subsidiaries
               -----------------------------------------------------------

          Borrower shall not permit TSAT Partners Holdings, nor any of TSAT Partners Holdings' Subsidiaries to, directly or indirectly, (i) engage in any business activity other than, in the case of TSAT Partners Holdings, in connection with the continuing ownership of the issued and outstanding shares of Equity Interests of TCISE Partner 1 and TCISE Partner 2, and in the case of TSAT Partners Holdings' Subsidiaries, in connection with the continuing ownership of partnership interest in the Primestar Partnership; (ii) create, incur, assume, suffer to exist or otherwise become liable in respect of any Indebtedness other than in respect of the New Primestar Senior Credit Facility; (iii) create, incur, assume or enter into any agreement which by its terms creates, incurs or assumes any Lien upon any of its assets, whether now owned or hereafter acquired other than in respect of the New Primestar Senior Credit Facility; (iv) make, incur, assume or suffer to exist any Investment in any other Person other than, in the case of TSAT Partners Holdings, in connection with the continuing ownership of the issued and outstanding shares of Equity Interests of TCISE Partner 1 and TCISE Partner 2, and in the case of TSAT Partners Holdings' Subsidiaries in connection with the continuing ownership of partnership interest in the Primestar Partnership; (v) make or commit to make any capital expenditure or enter into any arrangement which would give rise to any Capitalized Lease Liability; (vi) enter into any arrangement which involves the leasing by such Person from any lessor of any real or personal property (or any interest therein) other than the lease of office space incidental to its ordinary course of business; (vii) wind-up, liquidate or dissolve, consolidate or amalgamate with, or merge into or with any other corporation or purchase or otherwise acquire all or any part of the assets of any Person (or division thereof); or
(viii) sell, transfer, lease or otherwise dispose of, or grant to any Person options, warrants or other rights with respect to any of its assets, unless otherwise permitted by this Agreement and except as set forth in the Primestar Partnership Agreement.

SECTION 6A.  NEGATIVE COVENANTS (TERM LOAN)

          Borrower covenants and agrees that from and after issuance of the Term Loan and the Term Notes until the satisfaction in full of the Term Loan and the Term Notes and all other Obligations due under this Agreement it shall, and shall cause each of its Restricted Subsidiaries to, fully and timely perform all covenants in this Section 6A required to be performed by any of them.

          6A.1  Limitation on Restricted Payments
                ---------------------------------

          Borrower shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly,

             (i) declare or pay any dividend or any other distribution on any Equity Interests of Borrower or any Restricted Subsidiary or make any payment or distribution to the direct or indirect holders (in their capacities as such) of Equity Interests of Borrower or any Restricted Subsidiary (other than any dividends, distributions and payments made to Borrower or any Restricted Subsidiary and dividends or distributions payable to any Person solely in Qualified Equity Interests of Borrower or in options, warrants or other rights to purchase Qualified Equity Interests of Borrower);

             (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interests of Borrower or any Restricted Subsidiary (other than any such Equity Interests owned by Borrower or any Restricted Subsidiary);

             (iii) purchase, redeem, defease or retire for value, or make any principal payment on, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Subordinated Indebtedness (other than any Subordinated Indebtedness held by any Restricted Subsidiary); or

             (iv) make any Investment (other than Permitted Investments) in any Person (other than in Borrower, any Restricted Subsidiary or a Person that becomes a Restricted Subsidiary, or is merged with or into or consolidated with Borrower or a Restricted Subsidiary (provided Borrower or a Restricted Subsidiary is the survivor) as a result of or in connection with such Investment)

(such payments or any other actions (other than the exceptions thereto) described in (i), (ii), (iii) and (iv) collectively, "Restricted Payments"),
                                                      -------------------
unless

          (a) no Potential Event of Default or Event of Default shall have occurred and be continuing at the time or after giving effect to such Restricted Payment;

          (b) immediately after giving effect to such Restricted Payment, Borrower would be able to Incur $1.00 of Indebtedness (other than Permitted Indebtedness) under the Debt to Operating Cash Flow Ratio of the first paragraph of Section 6A.2; and

          (c) immediately after giving effect to such Restricted Payment, the aggregate amount of all Restricted Payments declared or made on or after the Closing Date does not exceed an amount equal to the sum of (1) the difference between (x) the Cumulative Operating Cash Flow determined at the time of such Restricted Payment and (y) 150% of cumulative Consolidated Interest Expense of Borrower determined for the period commencing on the Closing Date and ending on the last day of the most recent fiscal quarter immediately preceding the date of such Restricted Payment for which consolidated financial information of Borrower is available, plus (2) the
                                                                  ----
     aggregate net cash proceeds received by Borrower either (x) as capital contributions to Borrower after the Closing Date or (y) from the issue and sale (other than to a Restricted Subsidiary) of its Qualified Equity Interests after the Closing Date (excluding the net proceeds from any issuance and sale of Qualified Equity Interests (I) in connection with the ASkyB Transaction (except that in calculating the ability to make a Restricted Payment under clause (iv) of the previous paragraph, 25% thereof may be included) or (II) to the extent financed, directly or indirectly, using funds borrowed from Borrower or any Restricted Subsidiary until and to the extent such borrowing is repaid), plus (3) the principal amount (or
                                              ----
     accrued or accreted amount, if less) of any Indebtedness of Borrower or any Restricted Subsidiary Incurred after the Closing Date which has been converted into or exchanged for Qualified Equity Interests of Borrower, plus (4) in the case of the disposition or repayment of any Investment
     ----
     constituting a Restricted Payment made after the Closing Date, an amount (to the extent not included in the computation of Cumulative Operating Cash
     Flow) equal to the lesser of: (i) the return of capital with respect to such Investment and (ii) the amount of such Investment which was treated as a Restricted Payment, in either case, less the cost of the disposition of such Investment and net of taxes, plus (5) so long as the Designation
                                       ----
     thereof was treated as a Restricted Payment made after the Closing Date, with respect to any Unrestricted Subsidiary that has been redesignated as a Restricted Subsidiary after the Closing Date in accordance with Section 6A.12, Borrower's proportionate interest in an amount equal to the excess of (x) the total assets of such Subsidiary, valued on an aggregate basis at Fair Market Value, over (y) the total liabilities of such Subsidiary, determined in accordance with GAAP (and provided that such amount shall not in any case exceed the Designation Amount with respect to such Restricted Subsidiary upon its Designation), plus (6) (to the extent not included in
                                       ----
     the computation of Cumulative Operating Cash Flow) the amount of cash dividends or cash distributions (other than to pay taxes) received from any Unrestricted Subsidiary since the Closing Date, minus (7) the greater of
                                                     -----
     (i) $0 and (ii) the Designation Amount (measured as of the date of Designation) with respect to any Subsidiary of Borrower which has been designated as an Unrestricted Subsidiary after the Closing Date in accordance with Section 6A.12. For purposes of this clause (c), in the event that any Person in whom an Investment was made on or after the Closing Date that was included in the aggregate amount of Restricted Payments made on or after the Closing Date becomes a Restricted Subsidiary, so long as such Person remains a Restricted Subsidiary, the aggregate amount of Restricted Payments declared or made on or after the Closing Date shall be reduced by an amount equal to the lesser of (A) the amount of Investments made in such Person that was treated as a Restricted Payment and

     (B) Borrower's proportionate interest in an amount equal to the excess of
     (x) the total assets of such Subsidiary at the date it became a Restricted Subsidiary, valued on such date on an aggregate basis at Fair Market Value, over (y) the total liabilities on such date of such Subsidiary, determined in accordance with GAAP.

          The foregoing provisions will not prevent (i) the payment of any dividend or distribution on, or redemption of, Equity Interests within 60 days after the date of declaration of such dividend or distribution or the giving of formal notice of such redemption, if at the date of such declaration or giving of formal notice such payment or redemption would comply with the provisions of this Agreement; (ii) the purchase, redemption, retirement or other acquisition of any Equity Interests of Borrower in exchange for, or out of the net cash proceeds of the substantially concurrent issue and sale (other than to a Restricted Subsidiary) of, Qualified Equity Interests of Borrower; provided,
                                                                   --------
however, that any such net cash proceeds and the value of any Equity Interests
-------
issued in exchange for such retired Equity Interests are excluded from clause
(c)(2) of the preceding paragraph (and were not included therein at any time);
(iii) the purchase, redemption, retirement, defeasance or other acquisition of Subordinated Indebtedness, or any other payment thereon, made in exchange for, or out of the net cash proceeds of, a substantially concurrent issue and sale (other than to a Restricted Subsidiary) of (x) Qualified Equity Interests of Borrower; provided, however, that any such net cash proceeds and the value of
          --------  -------
any Equity Interests issued in exchange for Subordinated Indebtedness are excluded from clauses (c)(2) and (c)(3) of the preceding paragraph (and were not included therein at any time) or (y) other Subordinated Indebtedness having no stated maturity for the payment of principal thereof prior to the final stated maturity of the Notes; (iv) Investments made within three years of the Closing Date in Persons engaged in the provision of C-band direct-to-home television programming services (any such person, a "C-Band Entity"); provided, however,
                                          -------------    --------  -------
that (x) immediately after giving effect to such Investment Borrower or a Restricted Subsidiary owns not less than 50.0% of the voting power of the outstanding Voting Equity Interests in such C-Band Entity and not less than 50.0% of the outstanding economic Equity Interests in such C-Band Entity and (y) the aggregate amount of such Investments made since the Closing Date shall not exceed $90.0 million (any such Investment made pursuant to this clause (iv) a "C-Band Investment"); (v) Investments in ResNet so long as ResNet is engaged in
 -----------------
whole or in substantial part in the business of providing entertainment, data, information and/or telecommunications services to MDUs and other commercial markets, not to exceed $45.0 million in the aggregate since the Closing Date;
(vi) any Investment to the extent that the consideration therefor consists of the net cash proceeds of the substantially concurrent issue and sale (other than to a Restricted Subsidiary) of Qualified Equity Interests of Borrower; provided,
                                                                       --------
however, that any such net cash proceeds are excluded from clause (c)(2) of the
-------
preceding paragraph (and were not included therein at any time); (vii) the purchase, redemption or other acquisition, cancellation or retirement for value of Equity Interests of Borrower or any Restricted Subsidiary held by officers or employees or former officers or employees of Borrower or any Restricted Subsidiary (or their estates or beneficiaries under their estates), upon death, disability, retirement or termination of employment, not to exceed $3.0 million in any calendar year and $15.0 million in the aggregate since the Closing Date; plus, in each case, the amount of net cash proceeds received by Borrower or a
----
Restricted Subsidiary on account of life insurance policies relating to the officer or employee whose Equity Interest is being purchased, redeemed, acquired, cancelled or retired; (viii) Investments in any other Person engaged in the satellite, telecommunications, entertainment, electronics or any related industry, not to exceed $50.0 million in the aggregate outstanding at any time;
(ix) the payment of dividends in any period (I) on preferred stock of Borrower issued in connection with any C-Band Investment in a C-Band Entity, but only up to the amount of cash dividends ("C-Band Dividends") received by Borrower from
                                  ----------------
such C-Band Entity in the same period (to the extent that such cash dividends have not otherwise been expended by Borrower) or (II) issued in connection with any C-Band Investment which results in any C-Band Entity becoming a Restricted Subsidiary (such Restricted Subsidiary, a "Restricted C-Band Subsidiary"), but
                                           ----------------------------
only up to the amount of Consolidated Operating Cash Flow received as cash dividends by Borrower from the Restricted C-Band Subsidiaries in the same period (to the extent that such cash dividends have not otherwise been expended by Borrower); provided,
                                                                   --------
however, that no such dividends pursuant to this clause (ix) shall be permitted
-------
to the extent that C-Band Dividends or the Consolidated Operating Cash Flow of any Restricted C-Band Subsidiary to be utilized to effect any such dividends was included in the calculation of Cumulative Operating Cash Flow at any time prior to the payment of such dividends; or (x) the repurchase of Equity Interests of Borrower in an amount not to exceed $10.0 million in the aggregate since the Closing Date; provided, however, that in the case of each of clauses (ii),
              -------- --------
(iii), (iv), (v), (vi), (viii), (ix) and (x) no Potential Event of Default or Event of Default shall have occurred and be continuing or would arise therefrom. For purposes of this paragraph, any Investment made in any Person that subsequently becomes a Restricted Subsidiary shall be deemed not to be outstanding so long as such Person is a Restricted Subsidiary.

          For purposes of clause (ix) of the preceding paragraph, in determining Consolidated Operating Cash Flow of any Restricted C-Band Subsidiary, the definition of "Consolidated Operating Cash Flow" shall be used, but references in such definition to Borrower and the Restricted Subsidiaries shall be deemed to refer to the Restricted C-Band Subsidiary and its Subsidiaries. Borrower shall not calculate such Consolidated Operating Cash Flow of any Restricted C-Band Subsidiary in any manner, or take any other action, that would result in such Consolidated Operating Cash Flow being greater than what it would have been if such Restricted C-Band Subsidiary were an Affiliate of Borrower that was not a Restricted Subsidiary.

          In determining the amount of Restricted Payments permissible under this Section 6A.1, amounts expended pursuant to clauses (i), (vii) and (x) of the second preceding paragraph shall be included as Restricted Payments and amounts expended pursuant to clauses (ii), (iii), (iv), (v), (vi), (viii) and
(ix) shall be excluded. The amount of any non-cash Restricted Payment shall be deemed to be equal to the Fair Market Value thereof at the date of the making of such Restricted Payment. If after the date of making any Investment made in compliance with this Section 6A.1 which is a guarantee, letter of credit or other credit support any payments are made in respect of such Investment, such payment shall not be deemed an additional Restricted Payment to the extent the amount thereof, when added together with all other payments made in respect of such Investment since the date such Investment was made, is not in excess of the amount of the Investment.

          6A.2  Limitation on Indebtedness
                --------------------------

          Borrower shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, Incur any Indebtedness (including Acquired Indebtedness) or issue any Disqualified Equity Interests, except for Permitted Indebtedness; provided, however, that Borrower may Incur Indebtedness
                        --------  -------
(including Acquired Indebtedness) and Borrower may issue Disqualified Equity Interests if, at the time of and immediately after giving pro forma effect to
                                                          ---------
such Incurrence of Indebtedness or issuance of Disqualified Equity Interests and the application of the proceeds therefrom, the Debt to Operating Cash Flow Ratio would be less than or equal to (i) 7.25 to 1.0 if the date of such Incurrence is on or before December 31, 1999, (ii) 6.50 to 1.0 if the date of such Incurrence is after December 31, 1999 and on or prior to December 31, 2001, and (iii) 5.75 to 1.0 if the date of such Incurrence is after December 31, 2001.

          The foregoing limitations will not apply to the Incurrence by Borrower (or any Restricted Subsidiary with respect to clauses (b), (c), (d), (e), (g),
(h), (i), (j), (l) and (m) below of this paragraph) of any of the following (collectively, "Permitted Indebtedness"), each of which shall be given
                ----------------------
independent effect:

          (a) Indebtedness under the Term Notes, this Agreement, the Exchange Notes and the Senior Subordinated Indenture;

          (b)  the Existing Notes and other Existing Indebtedness;

          (c) Indebtedness under the New PRIMESTAR Senior Credit Facility in an aggregate principal amount at any one time outstanding not to exceed the sum of (A) $750.0 million, plus (B) any amounts outstanding under the New
                                ----
     PRIMESTAR Senior Credit Facility that utilize subparagraph (n) of this paragraph of this Section 6A.2;

          (d) (x) Indebtedness or Disqualified Equity Interests of any Restricted Subsidiary owed or issued to and held by Borrower or any Restricted Subsidiary and (y) Indebtedness or Disqualified Equity Interests of Borrower owed or issued to and held by any Restricted Subsidiary which is unsecured and subordinated in right of payment to the payment and performance of Borrower's obligations under any Senior Indebtedness, the Notes, this Agreement, the Senior Subordinated Indenture and the Exchange Notes (or pledged to secure any Senior Indebtedness); provided, however,
                                                           --------  -------
     that an Incurrence of Indebtedness or issuance of Disqualified Equity Interests that is not permitted by this clause (d) shall be deemed to have occurred upon (i) any sale or other disposition of any Indebtedness or Disqualified Equity Interests of Borrower or any Restricted Subsidiary referred to in this clause (d) to a Person (other than Borrower or any Restricted Subsidiary), (ii) any sale or other disposition of Equity Interests of any Restricted Subsidiary which holds Indebtedness or Disqualified Equity Interests of Borrower or another Restricted Subsidiary such that such Restricted Subsidiary ceases to be a Restricted Subsidiary, or (iii) the designation of a Restricted Subsidiary which holds Indebtedness or Disqualified Equity Interests of Borrower or any other Restricted Subsidiary as an Unrestricted Subsidiary;

          (e) guarantees by any Restricted Subsidiary of Senior Indebtedness of Borrower; provided, however, that if any such guarantee shall be Incurred
               --------  -------
     in respect of any Senior Indebtedness of Borrower which has registration rights (including the requirement to effect an exchange offer registered under the Securities Act) or which is registered under the Securities Act, such Restricted Subsidiary shall guarantee the Notes on a senior subordinated basis as provided in this Agreement;

          (f) Interest Rate Protection Obligations of Borrower or any Restricted Subsidiary relating to Indebtedness of Borrower or any Restricted Subsidiary (which Indebtedness is otherwise permitted to be Incurred under this Section 6A.2); provided, however, that the notional
                                        --------  -------
     principal amount of such Interest Rate Protection Obligations does not exceed the principal amount of the Indebtedness to which such Interest Rate Protection Obligations relate;

          (g) Purchase Money Indebtedness and Capital Lease Obligations which do not exceed $35.0 million in the aggregate at any one time outstanding;

          (h) Indebtedness or Disqualified Equity Interests to the extent representing a replacement, renewal, refinancing or extension (collectively, a "refinancing") of outstanding Indebtedness or Disqualified
                       -----------
     Equity Interests Incurred in compliance with the Debt to Operating Cash Flow Ratio of the first paragraph of this Section 6A.2 or clause (a), (b),
     (i), (j), (k), (l) or (n) of this paragraph of this Section 6A.2; provided,
                                                                       --------
     however, that (i) any such refinancing shall not exceed the sum of the
     -------
     principal amount (or, if such Indebtedness or Disqualified Equity Interests provide for a lesser amount to be due and payable upon a declaration of acceleration thereof at the time of such refinancing, an amount no greater than such lesser amount) of the Indebtedness or Disqualified Equity Interests being refinanced, plus the amount of accrued interest or
                                 ----
     dividends thereon, plus the amount of any reasonably determined prepayment
                        ----
     premium necessary to accomplish such refinancing and such reasonable fees and expenses incurred in connection therewith, (ii) Indebtedness representing a refinancing of Indebtedness other than Senior Indebtedness shall have a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the Indebtedness being refinanced,
     (iii) Indebtedness that is pari passu with the Notes may only be refinanced
                                ----------
     with Indebtedness that is made pari passu with or subordinate in right of
                                    ----------
     payment to the Notes and Subordinated Indebtedness or Disqualified Equity Interests may only be refinanced with Subordinated Indebtedness or Disqualified Equity Interests, (iv) no Restricted Subsidiary may Incur Indebtedness to refinance Indebtedness of Borrower (except that if the Indebtedness being refinanced is guaranteed by a Restricted Subsidiary, such Restricted Subsidiary may guarantee such refinanced Indebtedness) and
     (v) with respect to any refinancing of Indebtedness Incurred pursuant to clause (i), (j), (k), (l) or (n) of this paragraph, such refinancing pursuant to this clause (h) shall also be deemed to be Incurred pursuant to clause (i), (j), (k), (l) or (n), as the case may be, of this paragraph (for the avoidance of doubt, the result of which is that a refinancing does not create new debt Incurrence capacity under such clauses);

          (i) Indebtedness to fund purchases of inventory of integrated receiver decoders and other related subscriber equipment to be used in the business of Borrower and the Restricted Subsidiaries not to exceed in the aggregate at any time outstanding the lesser of (x) 50% of the aggregate cost of such decoders and equipment and (y) $150.0 million;

          (j) Indebtedness (including Acquired Indebtedness) Incurred to effect the acquisition of other satellite communications businesses (or Persons engaged in such business) (a "Related Acquisition") or to make C-Band
                                   -------------------
     Investments (so long as such C-Band Investment results in the ownership by Borrower or any Restricted Subsidiary of not less than 50% of the economic Equity Interests and 50% of the Voting Equity Interests in the subject Person or is made to fund the acquisition of other satellite communications businesses by such Person in whom the C-Band Investment is being made (so long as such acquisition is effected by such Person or one of its Subsidiaries)); provided, however, that (i) the aggregate amount of any
                     -------- --------
     such Indebtedness Incurred to effect any such Related Acquisition shall not exceed (x) $750.00 per subscriber acquired in such Related Acquisition if such Related Acquisition is in the medium or high power segment of the satellite communications industry or (y) $500.00 per subscriber acquired in such Related Acquisition if such Related Acquisition is in the C-Band segment of the satellite communications industry; (ii) such Related Acquisition is effected through Borrower or any Restricted Subsidiary or a Person that becomes a Restricted Subsidiary; (iii) the aggregate amount of any such Indebtedness Incurred to effect any C-Band Investments shall not exceed (x) if such C-Band Investment is the initial Investment in the Person in whom the C-Band Investment is being made, $250.00 per subscriber existing at the time thereof of such Person in whom such C-Band Investment is being made and (y) $250.00 per subscriber acquired if such C-Band Investment is made to fund the acquisition by the Person in whom such C-Band Investment is being made of other satellite communications businesses; and (iv) any such Indebtedness Incurred by any Restricted Subsidiary shall only be permitted to be Incurred if it is Acquired Indebtedness and shall not be Incurred if such Acquired Indebtedness was Incurred in connection with, in contemplation of or with a view to such transaction;

          (k) Indebtedness under the Partnership Credit Agreement (or any refinancing thereof) to the extent such obligation was Incurred by Primestar Partnership to finance any Tempo Satellite or under any agreement by Borrower or any Restricted Subsidiary to indemnify the Persons who were partners of Primestar Partnership prior to the Closing Date or their Affiliates for any obligation of any such Person or Affiliate under any guarantee, letter of credit or other credit support with respect to any obligations of Primestar Partnership under the Partnership Credit Agreement or the GE-2 Agreement;

          (l) Indebtedness Incurred in connection with the business objective of migrating Borrower's (or any Restricted Subsidiary's) medium power customers to Borrower's (or any Restricted Subsidiary's) high power satellite transmission service in an aggregate amount not to exceed $150.0 million at any time outstanding;

          (m) Indebtedness arising from agreements providing for indemnification, adjustment of purchase price or similar obligations Incurred in connection with the disposition of any business, assets or Restricted Subsidiary of Borrower in an amount not to exceed the gross proceeds actually received by Borrower or any Restricted Subsidiary in connection with such disposition; and

          (n) in addition to the items referred to in clauses (a) through (m) above, Indebtedness of Borrower (including any Indebtedness under the Senior Credit Facility that utilizes this subparagraph (n)) in an aggregate amount at any time outstanding not to exceed $75.00 per subscriber of Borrower and the Restricted Subsidiaries at the date of Incurrence thereof.

          Indebtedness of any Person or any of its Subsidiaries existing at the time such Person becomes a Restricted Subsidiary (or is merged into or consolidated with Borrower or any Restricted Subsidiary), whether or not such Indebtedness was incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary (or being merged into or consolidated with Borrower or any Restricted Subsidiary), shall be deemed Incurred at the time any such Person becomes a Restricted Subsidiary or merges into or consolidates with Borrower or any Restricted Subsidiary.

          If Borrower Incurs any Indebtedness pursuant to the Debt to Operating Cash Flow Ratio of the first paragraph of this Section 6A.2 and includes in the calculation thereof C-Band Dividends or the Consolidated Operating Cash Flow of any Restricted C-Band Subsidiary, then such Indebtedness will be deemed to not have been Incurred in compliance with this Section 6A.2 (unless otherwise incurrable at such time under any of subparagraphs (a) through (o) of the second paragraph of this Section 6A.2) if Borrower or any Restricted Subsidiary thereafter makes any Restricted Payment pursuant to clause (ix) of the second paragraph of Section 6A.1 and such Indebtedness could not have been Incurred at the time of its Incurrence if any such Restricted Payment were made immediately prior to such Incurrence.

          For purposes of determining any particular amount of Indebtedness under this Section 6A.2, guarantees, Liens or obligations with respect to letters of credit supporting Indebtedness otherwise included in the determination of such particular amount shall not be included.

          For purposes of determining compliance with this Section 6A.2, in the event that an item of Indebtedness may be Incurred through the first paragraph of this Section 6A.2 or by meeting the criteria of one or more of the types of Indebtedness described in the second paragraph of this Section 6A.2 (or the definitions of the terms used therein), Borrower, in its sole discretion, may, at the time of such Incurrence, (i) classify such item of Indebtedness under and comply with either of such paragraphs (or any of such definitions), as applicable, (ii) classify and divide such item of Indebtedness into more than one of such paragraphs (or definitions), as applicable, and (iii) elect to comply with such paragraphs (or definitions), as applicable, in any order.

          6A.3  Limitation on Transactions with Affiliates
                ------------------------------------------

          Borrower shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, conduct any business or enter into any transaction (or series of related transactions) with or for the benefit of any of their respective Affiliates or any beneficial holder of 10% or more of the Equity Interests of Borrower or any officer or director of Borrower or any Restricted Subsidiary (each an "Affiliate Transaction"), unless such
                                       ---------------------
Affiliate Transaction is on terms which are no less favorable to Borrower or such Restricted Subsidiary, as the case may be, than would be available in a comparable transaction with an unaffiliated third party. If such Affiliate Transaction (or series of related Affiliate Transactions) involves aggregate payments or other consideration having a Fair Market Value in excess of $15.0 million, Borrower shall not, and shall not cause or permit any Restricted Subsidiary to, enter into such Affiliate Transaction, unless a majority of the disinterested members of the Board of Directors of Borrower shall have approved such Affiliate Transaction and determined that such Affiliate Transaction complies with the foregoing provisions; provided, however, that if such
                                        --------  -------
Affiliate Transaction is in the ordinary course of business consistent with the past practice of any business of Borrower or a Restricted Subsidiary, including the High Power Satellite Transmission Business, then there shall be no need to comply with this sentence. In the event that Borrower obtains a written opinion from an Independent Financial Advisor stating that the terms of an Affiliate Transaction are fair, from a financial point of view, to Borrower or the Restricted Subsidiary involved in such Affiliate Transaction, as the case may be, such opinion will conclusively meet the requirements of the first sentence of this paragraph and there shall be no need to comply with the second sentence of this paragraph.

          Notwithstanding the foregoing, the restrictions set forth in this covenant shall not apply to (i) transactions with or among Borrower and any Restricted Subsidiary or between or among Restricted Subsidiaries; (ii) customary directors' fees, indemnification and similar arrangements, consulting fees, employee salaries, bonuses or employment agreements, compensation or employee benefit arrangements and incentive arrangements with any officer, director or employee of Borrower or any Restricted Subsidiary entered into in the ordinary course of business (including customary benefits thereunder) and payments under any indemnification arrangements permitted by applicable law;
(iii) the Basic Documents and the Restructuring Agreements, each as in effect on the Closing Date, including any amendment or extension thereof that does not otherwise violate any other covenant set forth in this Agreement, and any transactions undertaken pursuant to any other contractual obligations in existence on the Closing Date (as in effect on the Closing Date); (iv) the issue and sale by Borrower to its stockholders of Qualified Equity Interests; (v) any Restricted Payments made in compliance with Section 6A.1; (vi) loans and advances to officers, directors and employees of Borrower and the Restricted Subsidiaries for travel, entertainment, moving and other relocation expenses, in each case made in the ordinary course of business and consistent with past business practices; (vii) the Incurrence of intercompany Indebtedness permitted pursuant to clause (d) of the second paragraph of Section 6A.2; (viii) the pledge of Equity Interests of Unrestricted Subsidiaries to support the Indebtedness thereof; and (ix) the Restructuring Transactions.

          6A.4  Limitation on Liens
                -------------------

          Borrower shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, Incur any Liens of any kind against or upon any of their respective properties or assets now owned or hereafter acquired, or any proceeds therefrom or any income or profits therefrom, to secure any Indebtedness unless contemporaneously therewith effective provision is made to secure the Notes equally and ratably with such Indebtedness with a Lien on the same properties and assets securing Indebtedness for so long as such Indebtedness is secured by such Lien, except for (i) Liens on securing any Senior Indebtedness or any guarantee of Senior Indebtedness by any Restricted Subsidiary and (ii) Permitted Liens.

          6A.5  Limitation on Senior Subordinated Indebtedness
                ----------------------------------------------

          Borrower shall not, directly or indirectly, Incur any Indebtedness that by its terms would expressly rank senior in right of payment to the Notes and expressly rank junior in right of payment to any Senior Indebtedness.

          6A.6 Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries
                ---------------------------------------------------------------

          Borrower shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction on the ability of any Restricted Subsidiary to (a) pay dividends or make any other distributions to Borrower or any other Restricted Subsidiary on its Equity Interests or with respect to any other interest or participation in, or measured by, its profits, or pay any Indebtedness owed to Borrower or any other Restricted Subsidiary, (b) make loans or advances to, or guarantee any Indebtedness or other obligations of, Borrower or any other Restricted Subsidiary or (c) transfer any of its properties or assets to Borrower or any other Restricted Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) the New PRIMESTAR Senior Credit Facility, the Existing Indentures, any Basic Document, any Restructuring Agreement, the Senior Subordinated Indenture or any other agreement of Borrower or the Restricted Subsidiaries outstanding on the Closing Date, in each case as in effect on the Closing Date, and any amendments, restatements, renewals, replacements or refinancings thereof; provided, however, that any such amendment, restatement,
                      --------  -------
renewal, replacement or refinancing is no more restrictive in the aggregate with respect to such encumbrances or restrictions than those contained in the New PRIMESTAR Senior Credit Facility as in effect on the Closing Date; (ii) applicable law; (iii) any instrument governing Indebtedness or Equity Interests of an Acquired Person acquired by Borrower or any Restricted Subsidiary as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred by such Acquired Person in connection with, as a result of or in contemplation of such acquisition); provided, however, that such encumbrances
                                    --------  -------
and restrictions are not applicable to Borrower or any Restricted Subsidiary, or the properties or assets of Borrower or any Restricted Subsidiary, other than the Acquired Person; (iv) customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices; (v) Purchase Money Indebtedness for property acquired in the ordinary course of business that imposes encumbrances and restrictions only on the property so acquired; (vi) any agreement for the sale or disposition of the Equity Interests or assets of any Restricted Subsidiary; provided, however, that such
                                        --------  -------
encumbrances and restrictions described in this clause (vi) are only applicable to such Restricted Subsidiary or assets, as applicable, and any such sale or disposition is made in compliance with Section 6A.9 to the extent applicable thereto; (vii) refinancing Indebtedness permitted under clause (h) of the second paragraph of Section 6A.2; provided, however, that the encumbrances and
                           --------  -------
restrictions contained in the agreements governing such Indebtedness are no more restrictive in the aggregate than those contained in the agreements governing the Indebtedness being refinanced immediately prior to such refinancing; (viii) this Agreement or the Senior Subordinated Indenture; or (ix) any such customary encumbrance or restriction existing under any other security agreement, instrument or document hereafter in effect; provided, however, that the terms
                                            --------  -------
and conditions of any such encumbrance or restriction are not more restrictive than those contained in the New PRIMESTAR Senior Credit Facility as in effect on the Closing Date. Anything contained herein to the contrary notwithstanding, Borrower and its Subsidiaries shall in no event be prohibited or restrained from granting, and causing to be effective, any lien or security interest securing the obligations of Borrower and the Restricted Subsidiaries under the New PRIMESTAR Senior Credit Facility.

          6A.7  Guaranty of Notes by Subsidiaries
                ---------------------------------

          In the event that any Restricted Subsidiary (other than a Guarantor), directly or indirectly, guarantees any Indebtedness of Borrower pursuant to clause (e) of the second paragraph of Section 6A.2, Borrower shall cause such Restricted Subsidiary to concurrently guarantee (a "Guaranty") Borrower's
                                                    --------
Obligations under this Agreement and the Loans and Notes to the same extent that such Restricted Subsidiary guaranteed Borrower's Obligations under such other Indebtedness (including waiver of subrogation, if any); provided, however, that
                                                        --------  -------
the Guaranty shall be subordinated in right of payment to all Guarantor Senior Indebtedness (which shall include such guarantee of such other Indebtedness) pursuant to the subordination provisions of Section 11, provided, further,
                                                        --------  -------
however, that each Subsidiary issuing a Guaranty will be automatically and
-------
unconditionally released and discharged from its obligations under such Guaranty upon the release or discharge of the guarantee of the Indebtedness that resulted in the creation of such Guaranty, except a discharge or release by, or as a result of, any payment under the guarantee of such Other Indebtedness by such Guarantor. Borrower shall cause each Restricted Subsidiary issuing a Guaranty to (i) execute and deliver to the Arranger a supplemental indenture in form reasonably satisfactory to the Arranger pursuant to which such Restricted Subsidiary shall become a party to this Agreement and thereby unconditionally guarantee all of Borrower's Obligations under the Loans and Notes and this Agreement on the terms set forth in Section 10 and Section 11 hereof and (ii) deliver to the Arranger an opinion of counsel that such supplemental agreement has been duly authorized, executed and delivered by such Restricted Subsidiary and constitutes a legal, valid, binding and enforceable obligation of such Restricted Subsidiary (which opinion may be subject to customary assumptions and qualifications). Thereafter, such Restricted Subsidiary shall (unless released in accordance with the terms of this Agreement) be a Guarantor for all purposes of this Agreement.

          6A.8  Merger, Sale of Assets; Etc.
                ---------------------------

          A. Borrower shall not consolidate with or merge with or into (whether or not Borrower is the Surviving Person) any other entity and Borrower shall not and shall not cause or permit any Restricted Subsidiary to, sell, convey, assign, transfer, lease or otherwise dispose of all or substantially all of Borrower's properties and assets (determined on a consolidated basis for Borrower and the Restricted Subsidiaries) to any entity in a single transaction or series of related transactions, unless: (i) either (x) Borrower shall be the Surviving Person or (y) the Surviving Person (if other than Borrower) shall be a corporation organized and validly existing under the laws of the United States of America or any State thereof or the District of Columbia, and shall, in any such case, expressly assume by an assumption agreement or a supplemental indenture, as the case may be, the due and punctual payment of the principal of, premium, if any, and interest on all the Term Notes and the performance and observance of every covenant of the Loan Documents or to be performed or observed on the part of Borrower; (ii) immediately thereafter, no Potential Event of Default or Event of Default shall have occurred and be continuing; and
(iii) immediately after giving effect to any such transaction involving the Incurrence by Borrower or any Restricted Subsidiary, directly or indirectly, of additional Indebtedness (and treating any Indebtedness not previously an obligation of Borrower or any Restricted Subsidiary in connection with or as a result of such transaction as having been Incurred at the time of such transaction), the Surviving Person could Incur, on a pro forma basis after
                                                     ---------
giving effect to such transaction as if it had occurred at the beginning of the latest fiscal quarter for which consolidated financial statements of Borrower are available, at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) under the Debt to Operating Cash Flow Ratio of the first paragraph of Section 6A.2. Notwithstanding the foregoing, the TSAT Merger shall be permitted so long as it is consummated pursuant to the terms and conditions contained in the TSAT Merger Agreement as in effect on the Closing Date or as amended thereafter, which amendment, if material, must be approved by the Required Lenders.

          For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all the properties and assets of one or more Restricted Subsidiaries the Equity Interest of which constitutes all or substantially all the properties and assets of Borrower shall be deemed to be the transfer of all or substantially all the properties and assets of Borrower.

          In the event of any transaction (other than a lease) described in and complying with the conditions listed in the second immediately preceding paragraph in which Borrower is not the Surviving Person and the Surviving Person is to assume all the Obligations of Borrower under the Loan Documents pursuant to an agreement in form and substance satisfactory to the Arranger, such Surviving Person shall succeed to, and be substituted for, and may exercise every right and power of, Borrower and Borrower shall be discharged from its Obligations under the Loan Documents.

          B. Subject to the requirements of subparagraph A of this Section 6A.8, in the event of a sale of all or substantially all the assets of any Guarantor or all of the Equity Interests of any Guarantor, by way of merger, consolidation or otherwise, then the Surviving Person of any such merger consolidation, or such Guarantor, if all of its Equity Interests are sold, shall be released and relieved of any and all obligations under the Guarantee of such Guarantor if (i) the Person or entity surviving such merger or consolidation or acquiring the Equity Interests of such Guarantor is not a Restricted Subsidiary, and (ii) the Net Cash Proceeds from such sale are used after such sale in a manner that complies with the provisions of Section 6A.9. Except as provided in the preceding sentence, no Guarantor shall consolidate with or merge with or into another Person, whether or not such Person is affiliated with such Guarantor and whether or not such Guarantor is the Surviving Person, unless (i) the Surviving Person (if other than such Guarantor) is a corporation organized and validly existing under the laws of the United States, any State thereof or the District of Columbia, (ii) the Surviving Person (if other than such Guarantor) expressly assumes all the obligations of such Guarantor under the Guarantee and this Agreement pursuant to an assumption agreement or a supplemental indenture in a form reasonably satisfactory to the Agents, (iii) at the time of and immediately after such Disposition, no Default or Event of Default shall have occurred and be continuing, and (iv) immediately after giving effect to any such transaction involving the Incurrence by Borrower or any Guarantor, directly or indirectly, of additional Indebtedness (and treating any Indebtedness not previously an obligation of Borrower or any Guarantor in connection with or as a result of such transaction as having been Incurred at the time of such transaction), the Surviving Person could Incur, on a pro forma basis after giving effect to such transaction as if it had occurred at the beginning of the latest fiscal quarter for which consolidated financial statements of Borrower are available, at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) under the Debt to Operating Cash Flow Ratio of the first paragraph of Section 6A.2; provided, however, that clause (iv) of this paragraph shall not be a condition to a merger or consolidation of a Guarantor if such merger or consolidation only involves Borrower and/or one or more Wholly Owned Restricted Subsidiaries.

          6A.9  Disposition of Proceeds of Asset Sales
                --------------------------------------

          A. Borrower shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, make any Asset Sale, unless (i) Borrower or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the assets sold or otherwise disposed of and (ii) at least 85% of such consideration consists of (A) cash or Cash Equivalents, (B) properties and capital assets to be used in the same or related lines of business being conducted by Borrower or any Restricted Subsidiary at such time or (C) Equity Interests in one or more Persons which thereby become Restricted Subsidiaries whose assets consist primarily of properties and capital assets used in the same or related lines of business being conducted by Borrower or any Restricted Subsidiary at such time. The amount of any (i) Indebtedness (other than any Subordinated Indebtedness) of Borrower or any Restricted Sub-sidiary that is actually assumed by the transferee in such Asset Sale and from which Borrower and the Restricted Subsidiaries are fully released shall be deemed to be cash for purposes of determining the percentage of cash consideration received by Borrower or the Restricted Subsidiaries and (ii) notes or other similar obligations received by Borrower or the Restricted Subsidiaries from such transferee that are converted, sold or exchanged within thirty days of the related Asset Sale by Borrower or the Restricted Subsidiaries into cash shall be deemed to be cash, in an amount equal to the net cash proceeds realized upon such conversion, sale or exchange for purposes of determining the percentage of cash consideration received by Borrower or the Restricted Subsidiaries.

          Borrower or such Restricted Subsidiary, as the case may be, may (i) apply the Net Cash Proceeds of any Asset Sale within 375 days of receipt thereof to repay Senior Indebtedness and permanently reduce any related commitment, (ii) commit in writing to acquire, construct or improve properties and capital assets to be used in the same or related lines of business being conducted by Borrower or any Restricted Subsidiary at such time and so apply such Net Cash Proceeds within 375 days after the receipt thereof, or (iii) apply the Net Cash Proceeds of any Asset Sale within 375 days after receipt thereof to the making of any Investment which is permitted to be made under Section 6A.1.

          To the extent all or part of the Net Cash Proceeds of any Asset Sale are not applied within 375 days of such Asset Sale (each such 375th day, a "Trigger Date") as described in clause (i), (ii) or (iii) of the immediately
 ------------
preceding paragraph (such Net Cash Proceeds, the "Unutilized Net Cash
                                                  -------------------
Proceeds"), Borrower shall comply with Section 2.5A(iv)(b).
--------

          B. So long as Borrower or any Restricted Subsidiary is directly or indirectly obligated, contingently or otherwise, for any obligations under the Partnership Credit Agreement (pursuant to any letter of credit, guarantee or other credit support or otherwise) or has any obligation under any Permitted Indebtedness under clause (k) of Section 6A.2 above, for purposes of the foregoing covenant, the sale or lease of either or both Tempo Satellites (whether or not the Person owning such Tempo Satellite is a Restricted Subsidiary), or any transponder thereon or capacity thereof, to any Person (other than Borrower or any Restricted Subsidiary) shall be considered an Asset Sale (to the extent of the interest of Borrower and its Subsidiaries in such Tempo Satellite, transponder thereon or capacity thereof) unless if such sale or lease is to any other Person, the net proceeds thereof are applied to the balance due under the Partnership Credit Agreement until the Partnership Credit Agreement is permanently repaid in full and all commitments to extend credit thereunder are permanently terminated. Borrower shall not and shall not cause or permit any Subsidiary to enter into or suffer to exist any agreement, instrument, encumbrance or restriction which would, directly or indirectly, limit, prohibit or restrict the compliance by Borrower and its Subsidiaries with the foregoing sentence.

          C. If Borrower or any Restricted Subsidiary is engaged in the High Power Satellite Transmission Business, Borrower shall not, and shall not cause or permit any such High Power Satellite Transmission Subsidiary to, sell, convey, transfer, lease, assign, or otherwise encumber (except for Permitted Liens and except for Liens and other encumbrances permitted under the New PRIMESTAR Senior Credit Facility) (i) any Tempo Satellite (or any contract rights related to the construction, launch or insurance thereof), to the extent of the interest of Borrower and its Subsidiaries in such Tempo Satellite, (ii) any orbital slot owned by Borrower or any Subsidiary, (iii) the Equity Interests of any Subsidiary which owns any Tempo Satellite or any orbital slot or any right, license, authorization or permit with respect to any such orbital slot owned by such Subsidiary, or any other interest in an orbital slot which may be sold or otherwise disposed of in compliance with all applicable law (including the Communications Act and the rules and regulations promulgated thereunder) or
(iv) the income or profits of any of the foregoing, unless in any such case immediately after such a transaction Borrower or such High Power Satellite Transmission Subsidiary has in place dedicated sat-
ellite capacity, or a binding agreement providing for dedicated satellite capacity, sufficient to serve its High Power Satellite Transmission Business at least until the stated maturity of the Term Notes and files such agreement with the Arranger together with an Officers' Certificate certifying that such agreement meets the foregoing criteria; provided, however, that in no event
                                        --------  -------
shall the covenant be construed to prevent Borrower from discontinuing its High Power Satellite Transmission Business.

          6A.10  Payments for Consent
                 --------------------

          Neither Borrower nor any of its Subsidiaries may, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Lender for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Agreement or the Notes unless such consideration is offered to be paid or agreed to be paid to all Lenders that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

          6A.11  Tempo Satellites; Maintenance of Insurance
                 ------------------------------------------

          A. Prior to 180 days following the successful launch of any Tempo Satellite launched on or before December 31, 1997, Borrower shall not terminate the Satellite Construction Agreement or amend, modify or refrain from enforcing any provision thereof in any manner adverse to Borrower or any of its Subsidiaries or the holders of the Term Notes in any material respect, as determined by the Board of Directors of Borrower, and shall not amend, modify or refrain from enforcing any provision thereof regarding the rights of Borrower under the Satellite Construction Agreement (if any) with respect to any failure of any Tempo Satellite that may occur in connection with the launch thereof or during the 180 day period immediately thereafter.

          B. Upon the earliest to occur of (x) the TSAT Merger, (y) the exercise by Borrower or one of its Restricted Subsidiaries of the Tempo Option and (z) failure of either Loral or TSAT to comply with the terms of any agreement with respect to maintenance of In-Orbit Insurance as such agreements are in effect on the date hereof, with respect to the Tempo Satellite (or any permanent replacement thereof), if Borrower or any Subsidiary is engaged in the High Power Satellite Transmission Business, so long as (i) Borrower or such Subsidiary engaged in the High Power Satellite Transmission Business does not have in place other dedicated in-orbit satellite capacity or (ii) a ground spare satellite of comparable or superior quality and capacity has not been completely constructed and available to be launched (pursuant to a binding agreement, a copy of which has been filed with the Arranger) in each case sufficient capacity to permit Borrower or the Subsidiary conducting the High Power Satellite Transmission Business to conduct such business on a competitive basis and service its subscribers, then within 30 days after the acceptance of any Tempo Satellite by Borrower or any Subsidiary after completion of in-orbit testing by the builder thereof, Borrower shall, or shall cause a Restricted Subsidiary to, obtain (to the extent commercially available upon reasonable terms), and thereafter maintain, In-Orbit Insurance with respect to the Tempo Satellite (or any permanent replacement thereof) providing the servicing capacity with respect to such High Power Satellite Transmission Business. Borrower or such Restricted Subsidiary shall be named as the insured under such In-Orbit Insurance (provided, however, that only a senior secured creditor of Borrower or a
 --------  -------
Restricted Subsidiary may also be designated as a named insured under such In-Orbit Insurance).

          C.  Immediately upon consummation of the ASkyB Transaction, so long as
(i) Borrower or such Subsidiary engaged in the High Power Satellite Transmission Business does not have in place other dedicated in-orbit satellite capacity or
(ii) a ground spare satellite of comparable or superior quality and capacity has not been completely constructed and available to be launched, in each case sufficient capacity to permit Borrower or the Restricted Subsidiary engaged in the High Power Satellite Transmission Business to conduct such business on a competitive basis and service its subscribers, then within 30 days after the consummation of the ASkyB Transaction, Borrower shall, or shall cause a Restricted Subsidiary to, obtain (to the extent commercially available upon reasonable terms), and thereafter to maintain, In-Orbit Insurance with respect to the ASkyB Satellite (or any permanent replacement thereof).

          D. In the event that Borrower or any of its Subsidiaries receives any damages or other amounts due under the Satellite Construction Agreement (including, without limitation, the refund of the full purchase price of any Tempo Satellite which has not been delivered pursuant to the terms thereof) all such amounts shall be deemed to be Net Cash Proceeds from an Asset Sale and Borrower shall apply such proceeds as required by the second and third full paragraphs under Section 6A.9A, except as provided by Section 6A.9B.

          6A.12  Designation of Unrestricted Subsidiaries
                 ----------------------------------------

          A. Each Subsidiary of Borrower that has been designated as of the Closing Date under the Existing Indentures as an Unrestricted Subsidiary pursuant to the terms thereof (and which designation as of the Closing Date has not been revoked thereunder) is initially designated by Borrower as an Unrestricted Subsidiary as of the Closing Date. Borrower may designate after the Closing Date any other Subsidiary of Borrower as an "Unrestricted Subsidiary" under this Agreement (a "Designation") so long as such Subsidiary is
                                     -----------
also on the same date designated as an Unrestricted Subsidiary pursuant to the Existing Indentures and the Senior Subordinated Indenture (if in effect) and only if:

               (i) no Potential Event of Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such Designation;

               (ii) at the time of and after giving effect to such Designation, Borrower could Incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under the Debt to Operating Cash Flow Ratio of the first paragraph of Section 6A.2; and

               (iii) Borrower would be permitted to make an Investment (other than a Permitted Investment) at the time of Designation (assuming the effectiveness of such Designation) pursuant to the first paragraph of
     Section 6A.1 in an amount (the "Designation Amount") equal to the Fair
                                     ------------------
     Market Value of Borrower's proportionate interest in the net worth of such Subsidiary on such date calculated in accordance with GAAP.

          Notwithstanding the above, no Subsidiary of Borrower shall be designated an Unrestricted Subsidiary which (i) holds the partnership interest in (or any debt or equity interest in) Primestar Partnership or distributes, directly or indirectly, PRIMESTAR(R) television programming service or has any right, title or interest in the revenue or profits in, or holds any Lien in respect of, such partnership interests or such distribution; (ii) conducts, directly or indirectly, the High Power Satellite Transmission Business or the business of distributing high power DBS services to subscribers (or, if the proposed wholesale strategy is implemented, the business of distributing the wholesale service to cable system operators), or has any interest in any such business or the right to receive the income or profits therefrom; or (iii) holds any right, title or interest in the assets transferred to Borrower pursuant to the ASkyB Transaction.

          Neither Borrower nor any Restricted Subsidiary shall at any time (x) provide credit support for, subject any of its property or assets (other than the Equity Interests of any Unrestricted Subsidiary) to the satisfaction of, or guarantee, any Indebtedness of any Unrestricted Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness), (y) be directly or indirectly liable for any Indebtedness of any Unrestricted Subsidiary, or (z) be directly or indirectly liable for any Indebtedness which provides that the holder thereof may (upon notice, lapse of time or both) declare a default thereon or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity upon the occurrence of a default with respect to any Indebtedness of any Unrestricted Subsidiary, except, in the case of clause (x) or (y), to the extent otherwise permitted under the terms of this Agreement, including, without limitation, pursuant to Section 6A.1 and Section 6A.9, and except for any non-recourse guarantee given solely to support the pledge by Borrower or any Restricted Subsidiary of the Equity Interests of any Unrestricted Subsidiary.

          B. Borrower may revoke any Designation of a Subsidiary as an Unrestricted Subsidiary (a "Revocation") if:
                            ----------

               (i) no Potential Event of Default or Event of Default shall have occurred and be continuing at the time of and after giving effect to such Revocation; and

               (ii) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately following such Revocation would, if Incurred at such time, have been permitted to be Incurred for all purposes of this Agreement.

          All Designations and Revocations must be evidenced by resolutions of the Board of Directors of Borrower delivered to the Arranger certifying compliance with the foregoing provisions.

          6A.13  Refinancing of Loans in Part.
                 ----------------------------

          Borrower shall not, nor shall Borrower cause or permit any of it Subsidiaries to, Incur any Indebtedness to Refinance the Loans in part other than the Refinancing Securities, the Required Refinancing Securities or the Exchange Notes, unless the terms, conditions, covenants, events of default and other provisions in respect of the events of default and other provisions in respect of the instruments evidencing the Indebtedness Incurred to Refinance the Loans in part shall have been approved in writing by the Agents (which approval shall not be unreasonably withheld) prior to the Incurrence of any such Indebtedness.

SECTION 7.  EVENTS OF DEFAULT

          If any of the following conditions or events (each, an "Event of
                                                                  --------
Default") shall occur and be continuing:
-------

          7.1  Failure To Make Payments When Due
               ---------------------------------

          Failure to pay any installment of principal of the Loans when due, whether at stated maturity, by acceleration, by notice of prepayment or otherwise (whether or not such payment is prohibited by Section 8); or failure to pay any interest on the Loans or any other amount due under this Agreement
(i) prior to the Conversion Date, within five days or more after the date due, or (ii) on and after the Conversion Date, within 30 days or more after the date due (in any case whether or not such payment is prohibited by Section 8); or

          7.2  Default in Other Agreements
               ---------------------------

          Failure of Borrower or any of its Material Subsidiaries to pay at final maturity any principal on one or more issues of Indebtedness of Borrower or of any of its Subsidiaries (other than Indebtedness referred to in Section 7.1) or breach or default by Borrower or any of its Material Subsidiaries with respect to any other term of any one or more issues of Indebtedness of Borrower or of any of its Material Subsidiaries or any agreement or instrument evidencing or securing such Indebtedness and such default or breach results in the acceleration of that Indebtedness prior to its stated maturity and, in either case, the principal amount of such Indebtedness and all other such Indebtedness of Borrower and its Subsidiaries in respect of which there is a failure to pay principal or interest or which has been so accelerated equals $15,000,000 or more; or

          7.3  Change of Control; Breach of Certain Covenants
               ----------------------------------------------

          A.  The occurrence of a Change of Control prior to the Conversion
Date.

          B. Failure of Borrower to perform or comply with any covenant, term or condition contained in Section 2.5A(iv); or

          7.4  Breach of Warranty
               ------------------

          Any representation, warranty or certification made by Borrower or any other Loan Party in any Loan Document or in any statement or certificate at any time given by Borrower in writing pursuant hereto or thereto or in connection herewith or therewith shall be false or incorrect in any material respect on the date as of which made or deemed made; or

          7.5  Other Defaults Under Agreement or Loan Documents
               ------------------------------------------------

          Borrower shall (x) default in the performance of or compliance with any covenant, term or condition contained in Section 6 of this Agreement, or (y) default in the performance of or compliance with any covenant, term or condition contained in this Agreement or the other Loan Documents (other than those covered by Sections 7.1, 7.3, 7.4, 7.5(x), or 7.10) and, with respect to this
Section 7.5(y), such default shall not have been remedied or waived in accordance with this Agreement within 30 days after the date of written notice from the holder or holders of not less than 25% in aggregate principal amount of the Loans then outstanding of such default; or

          7.6  Involuntary Bankruptcy; Appointment of Custodian, Etc.
               ------------------------------------------------------

          A court of competent jurisdiction enters a Bankruptcy Order under any Bankruptcy Law that:

          (A) is for relief against Borrower or any Material Subsidiary in an involuntary case or proceeding, or

          (B) appoints a Custodian of Borrower or any Material Subsidiary for all or substantially all of its properties, or

          (C)  orders the liquidation of Borrower or any Material Subsidiary,

and in each case the order or decree remains unstayed and in effect for 60 days; or

          7.7  Voluntary Bankruptcy; Appointment of Custodian, Etc.
               ----------------------------------------------------

          Borrower or any Material Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

          (A)  commences a voluntary case or proceeding, or

          (B) consents to the entry of a Bankruptcy Order for relief against it in an involuntary case or proceeding, or

          (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

          (D) makes a general assignment for the benefit of its creditors or files a proposal or scheme of arrangement involving the rescheduling or composition of its indebtedness, or

          (E)  consents to the filing of a petition in bankruptcy against it, or

          (F) shall generally not pay its debts when such debts become due or shall admit in writing its inability to pay its debts generally; or

          7.8  Judgments and Attachments
               -------------------------

          Any money judgment, writ or warrant of attachment, or similar process involving in any individual case or in the aggregate at any time an amount in excess of $15,000,000 (to the extent not covered by third-party insurance as to which the insurance company has acknowledged responsibility) shall be entered or filed against Borrower or any of its Material Subsidiaries or any of their respective properties or assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days or in any event later than five days prior to the date of any proposed sale thereunder; or

          7.9  Dissolution
               -----------

          Any order, judgment or decree shall be entered against Borrower or any Material Subsidiary decreeing the dissolution or split-up of Borrower or that Material Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

          7.10  Guarantee
                ---------

               (i) Any Guarantee or any material provision thereof shall cease to be in full force or effect (other than in accordance with its express terms), or (ii) any Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under its Guarantee, or
(iii) any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed, after giving effect to any applicable grace periods, pursuant to its Guarantee; or

          7.11  Foreclosure
                -----------

          The agent under the New PRIMESTAR Senior Credit Facility or any other party entitled to act thereunder commences judicial proceedings to foreclose on the collateral securing the Indebtedness or ex-ercises any right under applicable law or any instrument evidencing a security interest or other encumbrance in respect of such collateral to take ownership or effect the transfer of such collateral in lieu of foreclosure;

          THEN (i) upon the occurrence of any Event of Default described in the foregoing Sections 7.6 or 7.7 with respect to Borrower, all of the unpaid principal amount of and accrued interest on the Loans and all other outstanding Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Borrower, and the commitments of the Lenders hereunder shall thereupon automatically terminate, and (ii) upon the occurrence of any other Event of Default, the Agents shall, upon written notice of the holder or holders of at least 25% in aggregate principal amount of the Loans then outstanding, by written notice to Borrower, declare all of the unpaid principal amount of and accrued interest on the Loans and all other outstanding Obligations to be, and the same shall forthwith become, due and payable, and the obligations of the Lenders hereunder shall thereupon terminate; provided,
                                                                --------
however, that so long as the New PRIMESTAR Senior Credit Facility shall be in
-------
full force and effect, if an Event of Default shall have occurred and be continuing (other than an Event of Default with respect to Borrower described in
Section 7.6 or Section 7.7), the Loans shall not become due and payable until the earlier to occur of (x) five Business Days following delivery of written notice of such acceleration of the Loans to the agent under the New PRIMESTAR Senior Credit Facility and (y) the acceleration (ipso facto or otherwise) of any
                                                 ---- -----
Indebtedness under the New PRIMESTAR Senior Credit Facility. Nevertheless, if at any time after acceleration of the maturity of the Loans, Borrower shall pay all arrears of interest and all payments on account of the principal thereof which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement or the Notes) and all Events of Default and Potential Events of Default (other than non-payment of principal of and accrued interest on the Loans and the Notes due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to Section 12.5, then the Agents shall, upon written notice of the holders of a majority in aggregate principal amount of the Loans then outstanding, by written notice to Borrower rescind and annul the acceleration and its consequences; but such action shall not affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon.

SECTION 8.  SUBORDINATION

          8.1  Loans and Notes Subordinated to Senior Indebtedness
               ---------------------------------------------------

          Borrower covenants and agrees, and the Arranger and each Lender by its acceptance thereof likewise covenant and agree, that all Loans and Notes shall be issued subject to the provisions of this Section 8; and each person holding any Loan or Note, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that all payments of the principal of and interest on the Loans and Notes by Borrower shall, to the extent and in the manner set forth in this Section 8, be subordinated and junior in right of payment to the prior payment in full in cash of all amounts payable under Senior Indebtedness.

          8.2 No Payment on Loans and Notes in Certain Circumstances; Payments Held in Trust
               ----------------------

          A.  No Payments in Certain Circumstances.  No direct or indirect
              ------------------------------------
payment (excluding any payment or distribution of Permitted Junior Securities) by or on behalf of Borrower of principal of or interest on the Loans and Notes, whether pursuant to the terms of the Loans or Notes, upon acceleration, pursuant to an Offer to Purchase or otherwise, shall be made if, at the time of such payment, there exists a default in the payment of all or any portion of the obligations on any Designated Senior Indebtedness, whether at maturity, on account of mandatory redemption or prepayment, acceleration or otherwise, and such default shall not have been cured or waived or the benefits of this sentence waived by or on behalf of the holders of such Designated Senior Indebtedness. In addition, during the continuance of any non-payment event of default with respect to any Designated Senior Indebtedness pursuant to which the maturity thereof may be immediately accelerated, and upon receipt by the Arranger of written notice (a "Payment
                                                                    -------
Blockage Notice") from the holder or holders of such Designated Senior
---------------
Indebtedness or the trustee or agent acting on behalf of such Designated Senior Indebtedness, then, unless and until such event of default has been cured or waived or has ceased to exist or such Designated Senior Indebtedness has been discharged or repaid in full in cash or the benefits of these provisions have been waived by the holders of such Designated Senior Indebtedness, no direct or indirect payment (excluding any payment or distribution of Permitted Junior Securities) shall be made by or on behalf of Borrower of principal of or interest on the Loans or Notes, except from those funds held in trust for the benefit of Holders of any Securities pursuant to the procedures set forth in Article Nine hereof, to such Holders, during a period (a "Payment Blockage Period") commencing on the date of receipt of such notice by the Arranger and ending 179 days thereafter.

          Notwithstanding anything herein or in the Securities to the contrary,
(x) in no event shall a Payment Blockage Period extend beyond 179 days from the date the Payment Blockage Notice in respect thereof was given, (y) there shall be a period of at least 181 consecutive days in each 360-day period when no Payment Blockage Period is in effect and (z) not more than one Payment Blockage Period may be commenced with respect to the Loans or Notes during any period of 360 consecutive days. No event of default that existed or was continuing on the date of commencement of any Payment Blockage Period with respect to the Designated Senior Indebtedness initiating such Payment Blockage Period (to the extent the holder of Designated Senior Indebtedness, or trustee or agent, giving notice commencing such Payment Blockage Period had knowledge of such existing or continuing event of default) may be, or be made, the basis for the commencement of any other Payment Blockage Period by the holder or holders of such Designated Senior Indebtedness or the trustee or agent acting on behalf of such Designated Senior Indebtedness, whether or not within a period of 360 consecutive days, unless such event of default has been cured or waived for a period of not less than 90 consecutive days.

          B.  Payments Held in Trust.  In the event that, notwithstanding the
              ----------------------
foregoing, any payment shall be received by the Arranger or any Lender when such payment is prohibited by Section 8.2A, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Designated Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Designated Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that, upon notice from the Arranger to the holders of Designated Senior Indebtedness that such prohibited payment has been made, the holders of the Designated Senior Indebtedness (or their representative or representatives or a trustee) notify the Arranger in writing of the amounts then due and owing on the Designated Senior Indebtedness, if any, and only the amounts specified in such notice to the Arranger shall be paid to the holders of Designated Senior Indebtedness.

          8.3  Payment Over of Proceeds upon Dissolution, Etc.
               ----------------------------------------------

          A.  Payment Over.  Upon any payment or distribution of assets or
              ------------
securities of Borrower of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Permitted Junior Securities), upon any dissolution or winding-up or liquidation or reorganization of Borrower, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all Senior Indebtedness shall first be paid in full in cash before the Lenders or the Arranger on behalf of such Lenders shall be entitled to receive any payment by Borrower of the principal of or interest on the Loans or Notes, or any payment by Borrower to acquire any of the Loans or Notes for cash, property or securities, or any distribution with respect to the Loans or Notes of any cash, property or securities (excluding any payment or distribution of Permitted Junior Securities). Before any payment may be made by, or on behalf of, Borrower of the principal of or interest on the Loans or Notes upon any such dissolution or winding-up or liquidation or reorganization, any payment or distribution of assets or securities of Borrower of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Permitted Junior Securities), to which the Lenders or the Arranger on their behalf would be entitled, but for the subordination provisions of this Agreement, shall be made by Borrower or by any receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, directly to the holders of the Senior Indebtedness (pro
                                                                             ---
rata to such holders on the basis of the respective amounts of Senior
----
Indebtedness held by such holders) or their representatives or to the trustee or trustees or agent or agents under any agreement or indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Senior Indebtedness in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

          B.  Payments Held in Trust.  In the event that, notwithstanding the
              ----------------------
foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of Borrower of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Permitted Junior Securities), shall be received by the Arranger or any Lender at a time when such payment or distribution is prohibited by Section 8.3A and before all obligations in respect of Senior Indebtedness are paid in full in cash, or payment provided for, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (pro rata to such holders on the basis of the
                                    --------
respective amounts of Senior Indebtedness held by such holders) or their respective representatives, or to the trustee or trustees or agent or agents under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

          The consolidation of Borrower with, or the merger of Borrower with or into, another corporation or the liquidation or dissolution of Borrower following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Section 6A.8 shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 8.3 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Section 6A.8.

          8.4  Subrogation
               -----------

          Upon the payment in full in cash of all Senior Indebtedness, or provision for payment, the Lenders shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of Borrower made on such Senior Indebtedness until the principal of and interest on the Loans and Notes shall be paid in full in cash; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Lenders or the Arranger on their behalf would be entitled except for the provisions of this Section 8, and no payment over pursuant to the provisions of this Section 8 to the holders of Senior Indebtedness by Lenders or the Arranger on their behalf shall, as between Borrower, its creditors other than holders of Senior Indebtedness, and the Lenders, be deemed to be a payment by Borrower to or on account of the Senior Indebtedness.

It is understood that the provisions of this Section 8 are and are intended solely for the purpose of defining the relative rights of the Lenders, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

          If any payment or distribution to which the Lenders would otherwise have been entitled but for the provisions of this Section 8 shall have been applied, pursuant to the provisions of this Section 8, to the payment of all amounts payable under Senior Indebtedness, then and in such case, the Lenders shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness in excess of the amount required to make payment in full, or provision for payment, of such Senior Indebtedness.

          8.5  Obligations of Borrower Unconditional
               -------------------------------------

          Nothing contained in this Section 8 or elsewhere in this Agreement or in the Notes is intended to or shall impair, as among Borrower and the Lenders, the obligation of Borrower, which is absolute and unconditional, to pay to the Lenders the principal of and interest on the Loans and Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Lenders and creditors of Borrower other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Lenders or the Arranger on their behalf from exercising all remedies otherwise permitted by applicable law upon default under this Agreement, subject to the rights, if any, under this Section 8 of the holders of the Senior Indebtedness in respect of cash, property or securities of Borrower received upon the exercise of any such remedy.

          Without limiting the generality of the foregoing, nothing contained in this Section 8 shall restrict the right of the Arranger or the Lenders to take any action to declare the Securities to be due and payable prior to their stated maturity pursuant to Section 7 or to pursue any rights or remedies hereunder; provided, however, that all Senior Indebtedness then due and payable shall first
--------  -------
be paid in full before the Lenders or the Arranger are entitled to receive any direct or indirect payment from Borrower of principal of or interest on the Loans and Notes.

          8.6  Notice to Arranger
               ------------------

          Borrower shall give prompt written notice to the Arranger of any fact known to Borrower which would prohibit the making of any payment to or by the Arranger in respect of the Loans or Notes pursuant to the provisions of this
Section 8. The Arranger shall not be charged with knowledge of the existence of any event of default with respect to any Senior Indebtedness or of any other facts which would prohibit the making of any payment to or by the Arranger unless and until the Arranger shall have received notice in writing to that effect signed by an Officer of Borrower, or by a holder of Senior Indebtedness or trustee or agent therefor; and prior to the receipt of any such written notice, the Arranger shall be entitled to assume that no such facts exist; provided, however, that if the Arranger shall not have received the notice
--------  -------
provided for in this Section 8.6 at least two Business Days prior to the date upon which by the terms of this Agreement any moneys shall become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Loan or Note), then, regardless of anything herein to the contrary, the Arranger shall have full power and authority to receive any moneys from Borrower and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Nothing contained in this Section 8.6 shall limit the right of the holders of Senior Indebtedness to recover payments as contemplated by Section 8.3. The Arranger shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of any Senior Indebt-edness (or a trustee on behalf of, or other representative of, such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or representative on behalf of any such holder.

          In the event that the Arranger determines in good faith that any evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Section 8, the Arranger may request such Person to furnish evidence to the reasonable satisfaction of the Arranger as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Section 8, and if such evidence is not furnished, the Arranger may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          8.7  Reliance on Judicial Order or Certificate of Liquidating Agent
               --------------------------------------------------------------

          Upon any payment or distribution of assets or securities referred to in this Section 8, the Arranger and the Lenders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Arranger or to the Lenders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of Borrower, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 8.

          8.8  Arranger's Relation to Senior Indebtedness
               ------------------------------------------

          The Arranger shall be entitled to all the rights set forth in this
Section 8 with respect to any Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Indebtedness, and nothing in this Agreement shall deprive the Arranger of any of its rights as such holder.

          With respect to the holders of Senior Indebtedness, the Arranger undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Section 8, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Agreement or the Notes against the Arranger. The Arranger shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness (except as provided in Section 8.3B). The Arranger shall not be liable to any such holders if the Arranger shall in good faith mistakenly pay over or distribute to Lenders or to Borrower or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Section 8 or otherwise.

          8.9 Subordination Rights not Impaired by Acts or Omissions of Borrower or Holders of Senior Indebtedness
               ---------------------------------------------------------

          No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Borrower or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by Borrower with the terms of this Agreement, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The provisions of this Section 8 are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.

          8.10 Lenders Authorize Arranger To Effectuate Subordination of Loans and Notes
                ---------------------------------------------------------------

          Each Lender by his acceptance of Loans and Notes authorizes and expressly directs the Arranger on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
Section 8, and appoints the Arranger his attorney-in-fact for such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of Borrower (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of Borrower, the filing of a claim for the unpaid balance of its Loans and Notes in the form required in those proceedings.

          8.11  This Section not To Prevent Events of Default
                ---------------------------------------------

          The failure to make a payment on account of principal of or interest on the Loans or Notes by reason of any provision of this Section 8 shall not be construed as preventing the occurrence of an Event of Default specified in
Section 7.1.

          8.12  Arranger's Compensation not Prejudiced
                --------------------------------------

          Nothing in this Section 8 shall apply to amounts due to the Arranger pursuant to other sections in this Agreement.

          8.13  No Waiver of Subordination Provisions
                -------------------------------------

          Without in any way limiting the generality of Section 8.9, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Arranger or the Lenders, without incurring responsibility to the Lenders and without impairing or releasing the subordination provided in this Section 8 or the obligations hereunder of the Lenders to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding or secured; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against Borrower and any other Person.

          8.14  Acceleration of Loans and Notes
                -------------------------------

          If payment of the Loans or Notes is accelerated because of an Event of Default, Borrower shall promptly notify holders of the Senior Indebtedness of the acceleration.

SECTION 9.  THE AGENTS

          9.1  General Provisions
               ------------------

          Each of the Lenders hereby irrevocably appoints the Arranger as its agent and authorizes the Arranger to take such actions on its behalf and to exercise such powers as are delegated to the Arranger by the terms hereof, together with such actions and powers as are reasonably incidental thereto. Each Lender authorizes the Agents to enter into the Assumption Agreements on behalf of itself and all of the Lenders.

          The Lender or other financial institution serving as any Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not such Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Borrower or any Subsidiary or other Affiliate thereof as if it were not such Agent hereunder.

          No Agent shall have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) no Agent shall be subject to any fiduciary or other implied duties, regardless of whether an Event of Default or Potential Event of Default has occurred and is continuing, (b) no Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.5), and (c) except as expressly set forth herein, no Agent shall have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Borrower or any Subsidiary that is communicated to or obtained by the financial institution serving as such Agent or any of its Affiliates in any capacity. No Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.5) or in the absence of its own gross negligence or willful misconduct. No Agent shall be deemed to have knowledge of any Event of Default or Potential Event of Default unless and until written notice thereof is given to the Arranger and such Agent by Borrower or a Lender, and no Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or under any other Loan Document or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Section 3 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Agent.

          Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Agent. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Affiliates, directors, officers, employees, agents and advisors ("Related Parties"). The exculpatory
                                           ---------------
provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as such Agent.

          Any Agent may resign at any time by notifying the Lenders and Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the Agent's resignation hereunder, the provisions of this
Section 9 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as such Agent.

          Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder. No Agent shall be deemed a trustee or other fiduciary on behalf of any party.

          9.2  Indemnification
               ---------------

          Each Lender agrees to indemnify and hold harmless each Agent (to the extent not promptly reimbursed under Section 12.3, but without limiting the obligations of Borrower under Section 12.3), ratably in accordance with the aggregate principal amount of the Loans held by the Lenders (or, if no Loans are at the time outstanding, ratably in accordance with their respective Loan Commitments), for any and all liabilities (including pursuant to any Environmental Law), obligations, losses, damages, penalties, actions, judgments, deficiencies, suits, costs, expenses (including reasonable attorney's fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against such Agent (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of any Loan Document or any other documents contemplated by or referred to therein for any action taken or omitted to be taken by such Agent under or in respect of any of the Loan Documents or other such documents or the transactions contemplated thereby (including the costs and expenses that Borrower is obligated to pay under Section 12.3, but excluding, unless a Potential Event of Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents; provided, however, that
                                                        --------  -------
no Lender shall be liable for any of the foregoing to the extent they are determined by a court of competent jurisdiction in a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of the party to be indemnified. The agreements set forth in this Section 9.2 shall survive the payment of all Loans and other obligations hereunder and shall be in addition to and not in lieu of any other indemnification agreements contained in any other Loan Document.

          9.3  Consents Under Other Loan Documents
               -----------------------------------

          Except as otherwise provided in this Agreement and the other Loan Documents, the Arranger may, with the prior consent of the Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the other Loan Documents.

SECTION 10.  GUARANTEE

          10.1  Unconditional Guarantee
                -----------------------

          Each Guarantor hereby unconditionally, jointly and severally, guarantees to each Lender and to the Arranger and its successors and assigns that: the principal of and interest on the Loans and Notes will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, and interest on the overdue principal and interest on any overdue interest on the Loans and Notes and all other obligations of Borrower to the Lenders or the Arranger hereunder or under the Loans and Notes will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; subject, however, to the limitations set forth in Section
10.4. Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Loans and Notes, the absence of any action to enforce the same, any waiver or consent by any Lender with respect to any provisions hereof or thereof, the recovery of any judgment against Borrower, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of Borrower, any right to require a proceeding first against Borrower, protest, notice and all demands whatsoever and covenants that the Guarantee will not be discharged except by complete performance of the obligations contained in the Loan Documents, and this Guarantee. If any Lender or the Arranger is required by any court or otherwise to return to Borrower, any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to Borrower or any Guarantor, any amount paid by Borrower or any Guarantor to the Arranger or such Lender, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Lenders and the Arranger, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Section 7 for the purpose of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Section 7, such obligations (whether or not due and payable) shall forth become due and payable by each Guarantor for the purpose of this Guarantee.

          10.2  Severability
                ------------

          In case any provision of this Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          10.3  Release of a Guarantor
                ----------------------

          If Section 6A.8B is complied with, or if Section 6A.7 provides for any Person who becomes a Guarantor after the Issue Date to be released from its Guarantee then the applicable Guarantor shall be deemed released from all obligations under this Section 10 without any further action required on the part of the Arranger or any Lender. The Arranger shall, at the sole cost and expense of Borrower and upon receipt at the reasonable request of the Arranger of an opinion of counsel that the provisions of this Section 10.3 have been complied with, deliver an appropriate instrument evidencing such release upon receipt of a request by Borrower accompanied by an Officers' Certificate certifying as to the compliance with this Section 10.03. Any Guarantor not so released remains liable for the full amount of principal of and interest on the Loans and Notes and the other obligations of Borrower hereunder as provided in this Section 10.

          10.4  Limitation of Guarantor's Liability
                -----------------------------------

          Each Guarantor, and by its acceptance hereof each Lender and the Arranger, hereby confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of title 11 of the United States Code, as amended, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar U.S. Federal or state or other applicable law. To effectuate the foregoing intention, the Lenders and such Guarantor hereby irrevocably agree that the obligations of such Guarantor under the Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to Section 10.4, result in the obligations of such Guarantor under the Guarantee not constituting such fraudulent transfer or conveyance.

          10.5  Contribution
                ------------

          In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under the
                                          -----------------
Guaranty, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount, based on the net assets of each Guarantor
                      --- ----
(including the Funding Guarantor), determined in accordance with GAAP, subject to Section 10.4, for all payments, damages and expenses incurred by that Funding Guarantor in discharging Borrower's obligations with respect to the Loans or Notes or any other Guarantor's obligations with respect to the Guarantee.

          10.6  Subordination of Subrogation and Other Rights
                ---------------------------------------------

          Each Guarantor hereby agrees that any claim against Borrower that arises from the payment, performance or enforcement of such Guarantor's obligations under its Guarantee or any Loan Document, including, without limitation, any right of subrogation, shall be subject and subordinate to, and no payment with respect to any such claim of such Guarantor shall be made before, the payment in full in cash of all outstanding Loans and Notes in accordance with the provisions provided therefor in this Agreement.

SECTION 11.  SUBORDINATION OF GUARANTEE OBLIGATIONS

          11.1  Guarantee Obligations Subordinated to Guarantor Senior
                ------------------------------------------------------
                Indebtedness
                ------------

          Each Guarantor covenants and agrees, and the Arranger and each Lender by its acceptance thereof likewise covenant and agree, that the Guarantee shall be issued subject to the provisions of this Section 11; and each Person holding any Loan or Note, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that all payments of the principal of and interest on the Loans or Notes pursuant to the Guarantee made by or on behalf of any Guarantor shall, to the extent and in the manner set forth in this Section 11, be subordinated and junior in right of payment to the prior payment in full in cash of all amounts payable under Guarantor Senior Indebtedness of such Guarantor.

          11.2  No Payment on Guarantees in Certain Circumstances; Payments Held
                ----------------------------------------------------------------
                in Trusts
                ---------

          A.  No Payments in Certain Circumstances.  No direct or indirect
              ------------------------------------
payment (excluding any payment or distribution of Permitted Junior Securities) by or on behalf of any Guarantor of principal of or interest on the Loans or Notes pursuant to such Guarantor's Guarantee, whether pursuant to the terms of the Loans or Notes, upon acceleration or otherwise, shall be made if, at the time of such payment, there exists a default in the payment of all or any portion of the obligations on any Designated Guarantor Senior Indebtedness of such Guarantor, whether at maturity, on account of mandatory redemption or prepayment, acceleration or otherwise, and such default shall not have been cured or waived or the benefits of this sentence waived by or on behalf of the Lenders of such Designated Guarantor Senior Indebtedness. In addition, during the continuance of any non-payment event of default with respect to any Designated Guarantor Senior Indebtedness pursuant to which the maturity thereof may be immediately accelerated, and upon receipt by the Arranger of written notice (the "Guarantor Payment Blockage Notice") from the Lender or Lenders of
             ---------------------------------
such Designated Guarantor Senior Indebtedness or the Arranger or agent acting on behalf of such Designated Guarantor Senior Indebtedness, then, unless and until such event of default has been cured or waived or has ceased to exist or such Designated Guarantor Senior Indebtedness has been discharged or paid in full in cash or the benefits of these provisions have been waived by the Lenders of such Designated Guarantor Senior Indebtedness, no direct or indirect payment (excluding any payment or distribution of Permitted Junior Securities) shall be made by or on behalf of such Guarantor of principal or interest on the during a period (a "Guarantor Blockage Period") commencing on the date of receipt of such
           -------------------------
notice by the Arranger and ending 179 days thereafter.

          Notwithstanding anything herein or in the Loans or Notes to the contrary, (x) in no event shall a Guarantor Blockage Period extend beyond 179 days from the date the Guarantor Payment Blockage Notice in respect thereof was given, (y) there shall be a period of at least 181 consecutive days in each 360-day period when no Guarantor Blockage Period is in effect and (z) not more than one Guarantor Blockage Period may be commenced with respect to any Guarantor during any period of 360 consecutive days. No event of default that existed or was continuing on the date of commencement of any other Guarantor Blockage Period with respect to the Designated Guarantor Senior Indebtedness initiating such Guarantor Blockage Period (to the extent the Lender of Designated Guarantor Senior Indebtedness, or the trustee or agent acting on behalf of such Designated Guarantor Senior Indebtedness, giving notice commencing such Guarantor Blockage Period had knowledge of such existing or continuing event of default) may be, or be made, the basis for the commencement of any other Guarantor Blockage Period by the Lender or Lenders of such Designated Guarantor Senior Indebtedness or the Arranger or agent acting on behalf of such Designated Guarantor Senior Indebtedness, whether or not within a period of 360 consecutive days, unless such event of default has been cured or waived for a period of not less than 90 consecutive days.

          B.  Payments Held in Trust.  In the event that, notwithstanding the
              ----------------------
foregoing, any payment shall be received by the Arranger or any Lender when such payment is prohibited by Section 11.2A, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the Lenders of such Designated Guarantor Senior Indebtedness or their respective representatives, or to the trustee under any agreement pursuant to which any of such Designated Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that, upon notice from the Arranger to the Lenders of such Designated Guarantor Senior Indebtedness that such prohibited payment has been made, the Lenders of such Designated Guarantor Senior Indebtedness (or their representative or representatives or a trustee) notify the Arranger in writing of the amounts then due and owing on such Designated Guarantor Senior Indebtedness, if any, and only the amounts specified in such notice to the Arranger shall be paid to the Lenders of such Designated Guarantor Senior Indebtedness.

          11.3  Payment Over of Proceeds upon Dissolution, Etc.
                ----------------------------------------------

          A.  Payment Over.  Upon any payment or distribution of assets or
              ------------
securities of any Guarantor of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Permitted Junior Securities), upon any dissolution or winding-up or liquidation or reorganization of such Guarantor, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all Guarantor Senior Indebtedness of such Guarantor shall first be paid in full before the Lenders or the Arranger on behalf of such Lenders shall be entitled to receive any payment by such Guarantor of the principal of or interest on the Loans or Notes pursuant to such Guarantor's Guarantee, or any payment to acquire any of the Loans or Notes for cash, property or securities, or any distribution with respect to the Loans or Notes of any cash, property or Loans or Notes (excluding any payment or distribution of Permitted Junior Securities). Before any payment may be made by, or on behalf of, any Guarantor of the principal of or interest on the Loans and Notes upon any such dissolution or winding-up or liquidation or reorganization, any payment or distribution of assets or securities of such Guarantor of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Permitted Junior Securities), to which the Lenders or the Arranger on their behalf would be entitled, but for the subordination provisions of this Agreement, shall be made by such Guarantor or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, directly to the Lenders of the Guarantor Senior Indebtedness of such Guarantor (pro rata to such Lenders on the
                                                 --------
basis of the respective amounts of such Guarantor Senior Indebtedness held by such Lenders) or their representatives or to the trustee or agent or agents under any agreement pursuant to which any of such Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Guarantor Senior Indebtedness in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the Lenders of such Guarantor Senior Indebtedness.

          B.  Payments Held in Trust.  In the event that, notwithstanding the
              ----------------------
foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of any Guarantor of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Permitted Junior Securities), shall be received by the Arranger or any Lender at a time when such payment or distribution is prohibited by Section 11.3A and before all obligations in respect of the Guarantor Senior Indebtedness of such Guarantor are paid in full in cash, or payment provided for, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the Lenders of such Guarantor Senior Indebtedness (pro rata to such Lenders on the basis of the respective amounts of such
 --- ----
Guarantor Senior Indebtedness held by such Lenders) or their respective representatives, or to the trustee or agent or agents under any agreement pursuant to which any of such Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of such Guarantor Senior Indebtedness remaining unpaid until all such Guarantor Senior Indebtedness has been paid in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the Lenders of such Guarantor Senior Indebtedness.

          The consolidation of any Guarantor with, or the merger of any Guarantor with or into, another corporation or the liquidation or dissolution of any Guarantor following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Section 6A.8 shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 11.3 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Five.

          11.4  Subrogation
                -----------

          Upon the payment in full in cash of all Guarantor Senior Indebtedness of a Guarantor, or provision for payment, the Lenders shall be subrogated to the rights of the Lenders of such Guarantor Senior Indebtedness to receive payments or distributions of cash, property or securities of such Guarantor made on such Guarantor Senior Indebtedness until the principal of and interest on the Loans and Notes shall be paid in full in cash; and, for the purposes of such subrogation, no payments or distributions to the Lenders of such Guarantor Senior Indebtedness of any cash, property or securities to which the Lenders or the Arranger on their behalf would be entitled except for the provisions of this
Section 11, and no payment over pursuant to the provisions of this Section 11 to the Lenders of such Guarantor Senior Indebtedness by Lenders or the Arranger on their behalf shall, as between such Guarantor, its creditors other than Lenders of such Guarantor Senior Indebtedness, and the Lenders, be deemed to be a payment by such Guarantor to or on account of such Guarantor Senior Indebtedness. It is understood that the provisions of this Section 11 are and are intended solely for the purpose of defining the relative rights of the Lenders, on the one hand, and the Lenders of Guarantor Senior Indebtedness of each Guarantor, on the other hand.

          If any payment or distribution to which the Lenders would otherwise have been entitled but for the provisions of this Section 11 shall have been applied, pursuant to the provisions of this Section 11, to the payment of all amounts payable under Guarantor Senior Indebtedness, then and in such case, the Lenders shall be entitled to receive from the Lenders of such Guarantor Senior Indebtedness any payments or distributions received by such Lenders of Guarantor Senior Indebtedness in excess of the amount required to make payment in full, or provision for payment, of such Guarantor Senior Indebtedness.

          11.5  Obligations of Guarantors Unconditional
                ---------------------------------------

          Nothing contained in this Section 11 or elsewhere in this Agreement or in the Loans, Notes or the Guarantees is intended to or shall impair, as among the Guarantors and the Lenders, the obligation of each Guarantor, which is absolute and unconditional, to pay to the Lenders the principal of and interest on the Loans and Notes as and when the same shall become due and payable in accordance with the terms of the Guarantee of such Guarantor, or is intended to or shall affect the relative rights of the Lenders and creditors of any Guarantor other than the Lenders of Guarantor Senior Indebtedness of such Guarantor, nor shall anything herein or therein prevent the Lender or the Arranger on their behalf from exercising all remedies otherwise permitted by applicable law upon default under this Agreement, subject to the rights, if any, under this Section 11 of the Lenders of Guarantor Senior Indebtedness in respect of cash, property or securities of any Guarantor received upon the exercise of any such remedy.

          Without limiting the generality of the foregoing, nothing contained in this Section 11 shall restrict the right of the Lenders or the Arranger to take any action to declare the Loans and Notes to be due and payable prior to their stated maturity pursuant to Section 7 or to pursue any rights or remedies hereunder; provided, however, that all Guarantor Senior Indebtedness of any
           --------  -------
Guarantor then due and payable shall first be paid in full before the Lenders or the Arranger are entitled to receive any direct or indirect payment from such Guarantor of principal of or interest on the Loans and Notes pursuant to such Guarantor's Guarantee.

          11.6  Notice to Arranger
                ------------------

          Borrower and each Guarantor shall give prompt written notice to the Arranger of any fact known to Borrower or such Guarantor which would prohibit the making of any payment to or by the Arranger in respect of the Securities pursuant to the provisions of this Section 11. The Arranger shall not be charged with knowledge of the existence of any event of default with respect to any Guarantor Senior Indebtedness or of any other facts which would prohibit the making of any payment to or by the Arranger unless and until the Arranger shall have received notice in writing to that effect signed by an Officer of Borrower or such Guarantor, or by a Lender of Guarantor Senior Indebtedness or the trustee or agent therefor; and prior to the receipt of any such written notice, the Arranger shall be entitled to assume that no such facts exist; provided,
                                                                   --------
however, that if the Arranger shall not have received the notice provided for in
-------
this Section 11.6 at least two Business Days prior to the date upon which by the terms of this Agreement any moneys shall become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Loan or Note), then, regardless of anything herein to the contrary, the Arranger shall have full power and authority to receive any moneys from any Guarantor and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Nothing contained in this Section 11.6 shall limit the right of the Lenders of Guarantor Senior Indebtedness to recover payments as contemplated by Section 11.3. The Arranger shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a Lender of any Guarantor Senior Indebtedness (or a trustee on behalf of, or other representative of, such Lender) to establish that such notice has been given by a Lender of such Guarantor Senior Indebtedness or a trustee or representative on behalf of any such Lender.

          In the event that the Arranger determines in good faith that any evidence is required with respect to the right of any Person as a Lender of Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Section 11, the Arranger may request such Person to furnish evidence to the reasonable satisfaction of the Arranger as to the amount of Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Section 11, and if such evidence is not furnished, the Arranger may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          11.7  Reliance on Judicial Order or Certificate of Liquidating Agent
                --------------------------------------------------------------

          Upon any payment or distribution of assets or securities of a Guarantor referred to in this Section 11, the Arranger and the Lenders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Arranger or to the Lenders for the purpose of ascertaining the Persons entitled to participate in such distribution, the Lenders of Guarantor Senior Indebtedness of such Guarantor and other indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 11.

          11.8  Arranger's Relation to Guarantor Senior Indebtedness
                ----------------------------------------------------

          The Arranger shall be entitled to all the rights set forth in this
Section 11 with respect to any Guarantor Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other Lender of Guarantor Senior Indebtedness, and nothing in this Agreement shall deprive the Arranger of any of its rights as such Lender.

          With respect to the Lenders of Guarantor Senior Indebtedness, the Arranger undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Section 11, and no implied covenants or obligations with respect to the Lenders of Guarantor Senior Indebtedness shall be read into this Agreement against the Arranger. The Arranger shall not be deemed to owe any fiduciary duty to the Lenders of Guarantor Senior Indebtedness (except as provided in Section 11.3B). The Arranger shall not be liable to any such Lenders if the Arranger shall in good faith mistakenly pay over or distribute to Lenders or to Borrower or to any other person cash, property or securities to which any Lenders of Guarantor Senior Indebtedness shall be entitled by virtue of this Section 11 or otherwise.

          11.9 Subordination Rights not Impaired by Acts or Omissions of the Guarantors or Lenders of Guarantor Senior Indebtedness
                -------------------------------------------------------------

          No right of any present or future Lenders of any Guarantor Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Guarantor or by any act or failure to act, in good faith, by any such Lender, or by any noncompliance by any Guarantor with the terms of this Agreement, regardless of any knowledge thereof which any such Lender may have or otherwise be charged with. The provisions of this Section 11 are intended to be for the benefit of, and shall be enforceable directly by, the Lenders of Guarantor Senior Indebtedness.

          11.10  Lenders Authorize Arranger To Effectuate Subordination of
                 ---------------------------------------------------------
                 Guarantee
                 ---------

          Each Lender by its acceptance of Loans and Notes authorizes and expressly directs the Arranger on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
Section 11, and appoints the Arranger its attorney-in-fact for such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of any Guarantor (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of such Guarantor, the filing of a claim for the unpaid balance of its Loans and Notes in the form required in those proceedings.

          11.11  This Article not To Prevent Events of Default
                 ---------------------------------------------

          The failure to make a payment on account of principal of or interest on the Securities by reason of any provision of this Section 11 shall not be construed as preventing the occurrence of an Event of Default specified in
Section 7.1.

          11.12  Arranger's Compensation not Prejudiced
                 --------------------------------------

          Nothing in this Section 11 shall apply to amounts due to the Arranger pursuant to other sections in this Agreement.

          11.13  No Waiver of Guarantee Subordination Provisions
                 -----------------------------------------------

          Without in any way limiting the generality of Section 11.9, the Lenders of Guarantor Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Arranger or the Lenders, without incurring responsibility to the Lenders and without impairing or releasing the subordination provided in this Section 11 or the obligations hereunder of the Lenders to the Lenders of Guarantor Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Guarantor Senior Indebtedness or any instrument evidencing the same or any agreement under which Guarantor Senior Indebtedness is outstanding or secured; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Guarantor

Senior Indebtedness; (c) release any Person liable in any manner for the collection of Guarantor Senior Indebtedness; and (d) exercise or refrain from exercising any rights against any Guarantor and any other Person.

          11.14  Payments May Be Paid Prior to Dissolution
                 -----------------------------------------

          Nothing contained in this Section 11 or elsewhere in this Agreement shall prevent (i) a Guarantor, except under the conditions described in Section 11.2, from making payments of principal of and interest on the Loans or Notes, or from depositing with the Arranger any moneys for such payments, or (ii) the application by the Arranger of any moneys deposited with it for the purpose of making such payments of principal of and interest on the Loans or Notes, to the Lenders entitled thereto unless at least two Business Days prior to the date upon which such payment becomes due and payable, the Arranger shall have received the written notice provided for in Section 11.2B or in Section 11.6. A Guarantor shall give prompt written notice to the Arranger of any dissolution, winding-up, liquidation or reorganization of such Guarantor.

SECTION 12.  MISCELLANEOUS

          12.1  Participations in and Assignments of Loans and Notes
                ----------------------------------------------------

          A.  Assignments.  Each Lender shall have the right at any time to
              -----------
sell, assign, transfer or negotiate all or any portion of its Notes or its Loan Commitment only to one or more Eligible Assignees; provided, however, that no
                                                   --------  -------
Lender shall be entitled at any time to sell, assign, transfer or negotiate all or any portion of its Notes or its Loan Commitment to an Eligible Assignee (other than any Lender or any Affiliate of any Lender) without the consent of Borrower (not to be unreasonably withheld, delayed or conditioned). In the case of any sale, transfer or negotiation of all or part of the Notes or any Loan Commitment authorized under this Section 12.1A, the assignee, transferee or recipient shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement substantially in the form of Exhibit I;
                                                                 ---------
provided, however, that (i) at such time Section 2.1A or 2.2A, as the case may
--------  -------
be, shall be deemed modified to reflect the Loan Commitment of such new Lender and of the existing Lenders, (ii) upon surrender of the Notes of the assigning Lender, new Notes will be issued, at Borrower's expense, to such new Lender and to the assigning Lender, such new Notes to be in conformity with the requirements of Section 2.1D or 2.2E as the case may be (with appropriate modifications) to the extent needed to reflect the revised Loan Commitment,
(iii) the Arranger shall receive at the time of each such assignment (other than by Merrill Lynch Capital Corporation and other than any assignment to a Lender or any Affiliate of a Lender), from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500, and (iv) such transfer or assignment will not be effective until recorded by the Arranger on the Register pursuant to Section 5.14. To the extent of any assignment pursuant to this
Section 12.1A, the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Loan Commitment, and the assignee, transferee or recipient shall have, to the extent of such sale, assignment, transfer or negotiation, the same rights, benefits and obligations as it would if it were a Lender with respect to such Notes or Loan Commitment, including, without limitation, the right to approve or disapprove actions which, in accordance with the terms hereof, require the approval of a Lender.

          B.  Participations. A Lender may sell or agree to sell to one or more
              --------------
other Eligible Assignees a participation in all or any part of its Loans held by it, or in its Loan Commitment, in which event each purchaser of a participation (a "Participant") shall be entitled to the rights and benefits of the provisions
    -----------
of Section 12.18 and Section 12.20 (provided, however, that no Participant shall
                                    --------  -------
be entitled to receive any greater amount pursuant to Section 12.18 and Section
12.20 than the transferor Lender would have been entitled to receive in respect of the participation effected by such transferor Lender had no participation occurred) with respect to its participation in such Loans and Loan Commitment as Loan if such Participant were a "Lender" for purposes of said Section, but, except as otherwise provided in Section 12.4, shall not have any other rights or benefits under this Agreement or any Note or any other Loan Document (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreements executed by such Lender in favor of the Participant). All amounts payable by Borrower to any Lender under Section 12.18 and Section
12.20 in respect of Loans and its Loan Commitment shall be no greater than the amount that would have applied if such Lender had not sold or agreed to sell any participation in such Loans and Loan Commitment, and as if such Lender were funding each of such Loan and Loan Commitment in the same way that it is funding the portion of such Loan and Loan Commitment in which no participations have been sold. In no event shall a Lender that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to any modification or amendment set forth in subclauses (ii), (iii) or (iv) of the proviso to
Section 12.5.

          C.  Certain Assignments Permitted.  In addition to the assignments and
              -----------------------------
participations permitted under the foregoing provisions of this Section 12.1, any Lender may assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank and, in the case of a Lender that is an investment fund, any such Lender may assign or pledge any portion of its Loans and its Notes to its trustee in support of its obligations to its trustee, without notice to or consent of Borrower and the Agents. No such assignment shall release the assigning Lender from its obligations hereunder.

          D.  Information.  A Lender may furnish any information concerning
              -----------
Borrower or any Subsidiary in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants) subject, however, to the provisions of Section 12.21. In addition, each of the Agents may furnish any information concerning Borrower or any of its Affiliates in such Agent's possession to any Affiliate of such Agent subject to the provisions of Section 12.21.

          E.  No Assignment to Borrower.  Anything in this Section 12.1 to the
              -------------------------
contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to Borrower or any of its Subsidiaries without the prior written consent of each Lender.

          12.2  Expenses
                --------

          Whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to promptly pay (i) all the actual and reasonable out-of-pocket costs and expenses of preparation of the Loan Documents and all the costs of furnishing all opinions by counsel for Borrower (including without limitation any opinions requested by the Lender as to any legal matters arising hereunder), and of Borrower's performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with;
(ii) the fees, expenses and disbursements of one law firm serving as counsel to the Lenders in connection with the negotiation, preparation, execution and administration of the Loan Documents and the Loans hereunder, and any amendments, modifications and waivers hereto or thereto and consents to departures from the terms hereof and thereof (whether or not effective or consummated); and (iii) after the occurrence of an Event of Default, all reasonable out-of-pocket costs and expenses (including reasonable attorneys fees and expenses, and costs of settlement) actually incurred by the Lenders or the Agents in enforcing any Obligations of or in collecting any payments due from Borrower hereunder or under the Notes by reason of such Event of Default or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings.

          Notwithstanding anything to the contrary in this Agreement or any other Loan Document, Borrower and its Subsidiaries shall have no obligation to pay, or to indemnify the Agents or Lenders in respect of, any amounts arising from any disputes between or among Agents and/or Lenders not arising out of action by Borrower or any other Loan Party.

          12.3  Indemnity
                ---------

          Borrower hereby agrees to indemnify each Creditor and their respective Affiliates, directors, trustees, officers, employees and agents (each, an "Indemnitee") from, and hold each of them harmless against, and that no
 ----------
Indemnitee will have any liability for, any and all Losses incurred by any of them (including any and all Losses incurred by any Agent to any Lender, whether or not any Creditor is a party thereto) directly or indirectly arising out of or by reason of or relating to the negotiation, execution, delivery, performance, administration or enforcement of any Loan Document, any of the transactions contemplated by the Loan Documents, any breach by any Loan Party of any representation, warranty, covenant or other agreement contained in any Loan Document in connection with any of the Transactions, the use or proposed use of any of the Loans or the use of any collateral security for the Loans (including the exercise by any Creditor of the rights and remedies or any power of attorney with respect thereto and any action or inaction in respect thereof), but excluding any such Losses to the extent finally determined by a court of competent jurisdiction in a final and nonappealable judgment to have arisen from the gross negligence or bad faith of the Indemnitee.

          Without limiting the generality of the foregoing, Borrower will indemnify each Creditor and each other Indemnitee from, and hold each Creditor and each other Indemnitee harmless against, any Losses described in the preceding sentence arising under any Environmental Law as a result of (a) the past, present or future operations of Borrower or any Subsidiary (or any predecessor in interest to Borrower or any Subsidiary), (b) the past, present or future condition of any site or facility owned, operated, leased or used at any time by Borrower or any Subsidiary (or any such predecessor in interest), or (c) any Release or threatened Release of any Hazardous Materials at, on, under or from any such site or facility; provided, however, that the indemnity hereunder
                                --------  -------
shall be subject to the exclusions from indemnification set forth in the preceding sentence.

          To the extent that the undertaking to indemnify and hold harmless set forth in this Section 12.3 or any other provision of any Loan Document providing for indemnification is unenforceable because it is violative of any law or public policy or otherwise, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by any of the Persons indemnified hereunder.

          Borrower also agrees that no Indemnitee shall have any liability (whether direct or indirect, in contract or tort or otherwise) for any Losses to any Loan Party or any Loan Party's security holders or creditors resulting from, arising out of, in any way related to or by reason of any matter referred to in any indemnification or expense reimbursement provisions set forth in this Agreement or any other Loan Document, except to the extent that any Loss is determined by a court of competent jurisdiction in a final nonappealable judgment to have resulted from the gross negligence or bad faith of such Indemnitee.

          Borrower agrees that, without the prior written consent of the Agents, which consent shall not be unreasonably withheld, no Loan Party will settle, compromise or consent to the entry of any judgment in any pending or threatened Proceeding in respect of which indemnification is reasonably likely to be sought under the indemnification provisions of this Section 12.3 (whether or not any Indemnitee is an actual or poten-tial party to such Proceeding), unless such settlement, compromise or consent includes an unconditional written release of each Indemnitee from all liability arising out of such Proceeding and does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnitee and does not involve any payment of money or other value by any Indemnitee or any injunctive relief or factual findings or stipulations binding on any Indemnitee.

          12.4  Setoff
                ------

          Subject to Section 8, in addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender, the Agents, each Participant and each subsequent holder of any Note is hereby authorized by Borrower at any time or from time to time, without notice to Borrower, or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured but not including trust accounts or any other accounts held for the benefit of another Person) and any other Indebtedness at any time held or owing by such Person or that subsequent holder to or for the credit or the account of Borrower against and on account of the obligations and liabilities of Borrower to such Person or that subsequent holder under this Agreement and the Notes, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement or the Notes, irrespective of whether or not (a) such Person or that subsequent holder shall have made any demand hereunder or (b) such Person or that subsequent holder shall have declared the principal of or the interest on its portion of the Loans and its Notes and other amounts due hereunder to be due and payable as permitted by Section 7 and although said obligations and liabilities, or any of them, may be contingent or unmatured.

          12.5  Amendments and Waivers
                ----------------------

          No amendment, modification, termination or waiver of any term or provision of this Agreement, of the Notes, any Guarantee or, prior to the execution and delivery thereof, of the form of the Registration Rights Agreement or consent to any departure by Borrower or any Guarantor therefrom, shall in any event be effective without the prior written concurrence of Borrower or such Guarantor, as the case may be, and the Required Lenders; provided, however,
                                                         --------  -------
that, (x) without the prior written consent of each Lender affected, an amendment, modification, termination or waiver of this Agreement, any Notes, any Guarantee, and, prior to the execution and delivery thereof, of the form of Registration Rights Agreement or consent to departure from a term or provision hereof or thereof may not: (i) reduce the principal amount of Notes whose holders must consent to any such amendment, modification, termination, waiver or consent; (ii) reduce the amount of or reduce the rate of or extend the time for payment of principal or interest on any Note; (iii) reduce the principal amount of any Note; (iv) make any Note payable in money other than that stated in the Note; (v) make any change in Section 2.5A(iv) or in the definition of Change of Control, in the last paragraph of Section 7 or in this Section 12.5; (vi) reduce the rate or extend the time of payment of fees or other compensation payable to the Lenders hereunder; (vii) modify the provisions of Sections 8 or 11 or any of the defined terms related thereto in any manner adverse to the Lenders; (viii) add conditions to Section 3.2 or 5.12; (ix) release any Guarantor that is a Material Subsidiary from its Guarantee or (x) waive performance by Borrower of its obligations under, or consent to any departure from any of the terms and provisions of, Section 2.5A(iv), and (b) without the consent of the Agents, no such amendment, modification, termination or waiver may amend, modify, terminate or waive any provision of Section 9 as the same applies to the Agents or any other provision of this Agreement as it relates to the rights of the Agents. No amendment, modification or waiver of any provision of this Agreement, the Notes, any Guarantee shall adversely affect the rights of the holders of Senior Indebtedness or the holders of Guarantor Senior Indebtedness without their consent. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 12.5A shall be binding upon each holder of the Notes at the time outstanding, each further holder of the Notes, and, if signed by Borrower or a Guarantor, on Borrower and such Guarantor.

          12.6  Independence of Representations, Warranties and Covenants
                ---------------------------------------------------------

          The representations, warranties and covenants contained herein shall be independent of each other and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exception be deemed to permit any action or omission that would be in contravention of applicable law.

          12.7  Entirety
                --------

          The Loan Documents embody the entire agreement of the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof, except that the syndication provisions of the Commitment Letter shall survive.

          12.8  Notices
                -------

          Unless otherwise provided herein, any notice or other communications herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by mail and shall be deemed to have been given when delivered in person, upon receipt of telecopy or telex against receipt of answer back or four Business Days after depositing it in the mail, registered or certified, with postage prepaid and properly addressed; provided, however, that notices shall not be effective until received. For the
--------  -------
purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 12.8) shall be set forth under each party's name on the signature pages hereto and any additional Guarantors shall (until notice of a change thereof is delivered as provided in this Section 12.8) have the address set forth under Borrower's name on the signature page hereto.

          12.9  Survival of Warranties and Certain Agreements
                ---------------------------------------------

          All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the making of the Loans hereunder and the execution and delivery of the Notes and, notwithstanding the making of the Loans, the execution and delivery of the Notes or any investigation made by or on behalf of any party, shall continue in full force and effect. The closing of the transactions herein contemplated shall not prejudice any right of one party against any other party in respect of anything done or omitted hereunder or in respect of any right to damages or other remedies.

          Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Borrower set forth in Sections 12.2, 12.3 and 12.20 and the agreements of the Lenders set forth in Section 12.20 shall survive the payment of the Loans and the Notes and the termination of this Agreement.

          12.10  Failure or Indulgence not Waiver; Remedies Cumulative
                 -----------------------------------------------------

          No failure or delay on the part of the Agents or any Lender or any holder of any Note in the exercise of any power, right or privilege hereunder, under a Guarantee or under the Notes shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.
All rights and remedies existing under this Agreement, under a Guarantee or the Notes are cumulative to and not exclusive of any rights or remedies otherwise available.

          12.11  Severability
                 ------------

          In case any provision in or obligation under this Agreement, under a Guarantee or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          12.12  Headings
                 --------

          Sections and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          12.13  Applicable Law
                 --------------

          THIS AGREEMENT, EACH GUARANTEE AND THE NOTES SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

          12.14  Successors and Assigns; Subsequent Holders of Notes
                 ---------------------------------------------------

          This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders. The terms and provisions of this Agreement and each Guarantee shall inure to the benefit of any assignee or transferee of the Notes pursuant to Section 12.1A, and in the event of such transfer or assignment, the rights and privileges herein conferred upon the Lenders shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. In determining whether the holders of a sufficient aggregate principal amount of the Loans shall have consented to any action under this Agreement, any amount of the Loans owned or held by Borrower, any Guarantor or any of its Affiliates shall be disregarded. Borrower's rights or any interest therein hereunder may not be assigned without the prior express written consent of each of the Lenders.

          12.15  Counterparts; Effectiveness
                 ---------------------------

          This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto, and delivery thereof to the Agents or, in the case of the Lenders, written telex or facsimile notice or telephonic notification (confirmed in writing) of such execution and delivery. The Agents will give Borrower and each Lender prompt notice of the effectiveness of this Agreement.

          12.16  Consent to Jurisdiction; Venue; Waiver of Jury Trial
                 ----------------------------------------------------

          A.  New York Jurisdiction.  Any legal action or proceeding with
              ---------------------
respect to this Agreement, any Note or any Guarantee may be brought in the Supreme Court of the State of New York sitting in New York County and the appellate courts thereof, the courts of the United States for the Southern District of New York and the appellate courts thereof, and, by execution and delivery of this Agreement, each of the parties to this Agreement hereby irrevocably accepts for itself and in respect of its respective property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties to this Agreement hereby further irrevocably waives any claim that any such courts lack jurisdiction over itself, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement, the Notes or the Guarantees brought in any of the aforesaid courts, that any such court lacks jurisdiction over such party. Each of the parties to this Agreement irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party, at its respective address for notices pursuant to
Section 12.8, such service to become effective 30 days after such mailing. To the extent permitted by law, each of the parties to this Agreement hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any Note or any Guarantee that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any party to this Agreement to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any party in any other jurisdiction.

          B.  Venue.  Each of the parties to this Agreement hereby irrevocably
              -----
waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement, the Notes or the Guarantees brought in the courts referred to in clause A above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          C.  Trial by Jury Waiver.  Each of the parties to this Agreement
              --------------------
hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement, the Notes or the Guarantees or the transactions contemplated hereby or thereby.

          12.17  Payments Pro Rata
                 -----------------

          A.  Pro Rata Payments.  The Arranger agrees that promptly after its
              -----------------
receipt of each payment of any interest or premium on or principal of the Notes from or on behalf of Borrower or any Guarantor, it shall, except as otherwise provided in this Agreement, distribute such payment to the Lenders (other than any Lender that has consented in writing to waive its pro rata share of such
                                                      --- ----
payment) pro rata based upon their respective pro rata shares, if any, of such
         --- ----                             --- ----
payment.

          B.  Sharing of Payments.  Each of the Lenders agrees that, if it
              -------------------
should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Loan Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of Borrower to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount; provided,
                                                                 --------
however, that if all or any portion of such excess amount is thereafter
-------
recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. Borrower consents to the foregoing.

          12.18  Taxes and Other Taxes
                 ---------------------

          A.  Covered Taxes.  So long as such Lender has complied in all
              -------------
material respects with this Section 12.18A, any and all payments by any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any and all present or future Taxes (other than Excluded Taxes), unless such Taxes are required by law or the administration thereof to be deducted or withheld (all such nonexcluded Taxes being hereinafter referred to as "Covered Taxes"). If Borrower or any other
                                  -------------
Loan Party shall be required by any applicable law or the administration thereof to deduct or withhold any Covered Taxes from or in respect of any sum payable hereunder or under any other Loan Document, (a) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional amounts paid under this paragraph), the Lender receives an amount equal to the sum it would have received if no such deduction or withholding had been made;
(b) Borrower or such Loan Party shall make such deductions or withholdings; and
(c) Borrower or such Loan Party forthwith shall pay the full amount deducted or withheld to the relevant taxation or other authority in accordance with applicable law. If any amounts are payable in respect of Covered Taxes pursuant to the preceding sentence, Borrower and each other Loan Party agrees jointly and severally to reimburse each Agent and Lender, upon the written request of such Agent or Lender, for taxes imposed on or measured by the net income or net profits of such Agent or Lender pursuant to the laws of the jurisdiction in which such Agent or Lender is organized or in which the principal office lending office or of such Agent or Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction by reason of the making of payments in respect of Covered Taxes pursuant to this Section 12.18 (including pursuant to this sentence). Borrower will furnish to the Arranger within 45 days after the date the payment of any Covered Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by Borrower or another Loan Party. Borrower and each other Loan Party jointly and severally agrees to indemnify and hold harmless each Agent and Lender, and to reimburse such Agent or Lender, upon its written request, for the amount of any Covered Taxes so levied or imposed and paid by such Agent or Lender and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto whether or not correctly or legally asserted. Payment under this indemnification shall be made within 30 days from the date the Agents or such Lender makes written demand therefor. A certificate as to the amount of such Covered Taxes or Other Taxes and evidence of payment thereof submitted to Borrower shall be prima facie evidence, absent manifest error, of
                               -----------
the amount due from Borrower to the Agents or such Lender.

          "Excluded Taxes" shall mean, except as provided in the third sentence
           --------------
of the immediately preceding paragraph, any tax imposed on or measured by the net income or net profits of a Lender and all franchise taxes, taxes on doing business or taxes measured by or in respect of capital or net worth imposed on any Lender or its lending office, or any branch or affiliate thereof, in each case, imposed, levied, collected, withheld or assessed (A) pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or lending office of such Lender is located or any subdivision thereof or therein or (B) as a result of a present or former connection between such Lender and the Governmental Authority imposing such net income or net profits tax (other than any such connection arising solely from such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement, the Guarantees or any Note).

          Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) (a "Non-U.S. Lender") agrees to
                                                ---------------
deliver to Borrower and the Arranger on or prior to the Closing Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 12.2 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Lender's entitlement to a complete exemption from, or reduction in rate of, United States withholding tax with respect to payments to be made under this Agreement and under any Note (or, with respect to any assignee Lender, at least as extensive as the assigning Lender), or (ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit J (any such certificate, a "Section 12.18 Certificate") and (y) two
---------                           -------------------------
accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Lender's entitlement to a complete exemption from, or reduction in rate of, United States withholding tax with respect to payments to be made under this Agreement and under any Note (or, with respect to any assignee Lender, at least as extensive as the assigning Lender). In addition, each Lender agrees that from time to time after the Closing Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to Borrower and the Arranger two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 12.18 Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify Borrower and the Arranger of its inability to deliver any such Form or Certificate, in which case such Lender shall not be required to deliver any such form or certificate pursuant to this Section 12.18. Notwithstanding the foregoing, no Lender shall be required to deliver any such form or certificate if a change in treaty, law or regulation has occurred prior to the date on which such delivery would otherwise be required that renders any such form or certificate inapplicable or would prevent the Lender from duly completing and delivering any such form or certificate with respect to it and such Lender so advises Borrower. Each Person that shall become a participant pursuant to
Section 12.1 shall, upon the effectiveness of the related transfer, be required to provide all the forms and statements required pursuant to this Section 12.18; provided, however, that in the case of a participant such participant shall
--------  -------
furnish all such required forms and statements to the Lender from which the related participation shall have been purchased. Borrower shall not be required to indemnify any Non-U.S. Lender, or to pay any additional amounts to any Non-U.S. Lender, in respect of U.S. Federal withholding tax pursuant to paragraph
(a) above to the extent that (i) the obligation to withhold amounts with respect to U.S. Federal withholding tax existed on the date such Non-U.S. Lender became a party to this Agreement (or, in the case of a Non-U.S. participant, on the date such participant became a participant hereunder); provided, however, that
                                                       --------  -------
this clause (i) shall not apply to the extent that (x) the indemnity payments or additional amounts any Lender (or participant) would be entitled to receive (without regard to this clause (i)) do not exceed the indemnity payment or additional amounts that the Person making the assignment, participation or transfer to such Lender (or participant) would have been entitled to receive in the absence of such assignment, participation or transfer, or (y) such assignment, participation or transfer had been requested by Borrower, (ii) the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Lender or Non-U.S. participant to comply with the provisions of this Section 12.18 or (iii) any of the representations or certifications made by a Non-U.S. Lender or Non-U.S. participant pursuant to this Section 12.18 are incorrect at the time a payment hereunder is made, other than by reason of any change in treaty, law or regulation having effect after the date such representations or certifications were made. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 12.18, Borrower and each other Loan Party agrees jointly and severally to pay additional amounts and to indemnify each Lender in the manner set forth in this
Section 12.18 (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Closing Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Covered Taxes.

          B.  Other Taxes.  Borrower and each other Loan Party agrees jointly
              -----------
and severally to pay forthwith any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies (all such taxes, charges and levies being herein referred to as "Other Taxes") imposed by
                                                       -----------
any jurisdiction (or any political subdivision or taxing authority thereof or therein) which arise from any payment made by Borrower or any other Loan Party hereunder or under any of the other Loan Documents or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any of the other Loan Documents.

          C.  Refunds.  If Borrower or any other Loan Party pays any additional
              -------
amount under this Section 12.18 to a Lender and such Lender determines in its sole discretion that it has actually received or realized in connection therewith any refund or any reduction of, or credit against, its tax liabilities in or with respect to the taxable year in which the additional amount is paid (a "Tax Benefit"), such Lender shall pay to Borrower or such Loan Party an amount
 -----------
that the Lender shall, in its sole discretion, determine is equal to the net benefit, after tax, which was obtained by the Lender in such year as a consequence of such Tax Benefit; provided, however, that (i) such Lender shall
                                 --------  -------
not be required to make any payment under this paragraph of this Section 12.18 if an Event of Default shall have occurred and be continuing; (ii) any taxes that are imposed on a Lender as a result of a disallowance or reduction (including through the expiration of any tax credit carryover or carryback of such Lender that otherwise would not have expired) of any Tax Benefit with respect to which such Lender has made a payment to Borrower or such Loan Party pursuant to this paragraph of this Section 12.18 shall be treated as a tax for which Borrower and the other Loan Parties are obligated to indemnify such Lender pursuant to this Section 12.18 without any exclusions or defenses; (iii) such Lender shall not be required to make any payment under this paragraph of this
Section 12.18 in excess of such additional amounts received by such Lender; and
(iv) nothing in this paragraph of this Section 12.18 shall require the Lender to disclose to Borrower or any other Loan Party any information determined by such Lender in its sole discretion to be confidential (including its tax returns).

          D.  Receipts.  Borrower and each other Loan Party shall furnish to the
              --------
Agents and each of the Lenders the original or a certified copy of a receipt evidencing any payment of Taxes or Other Taxes made by Borrower or such Loan Party as soon as such receipt becomes available.

          E.  Survival.  The provisions of this Section 12.18 shall survive the
              --------
termination of the Agreement and repayment of all Obligations.

          12.19  Waiver of Stay, Extension or Usury Laws
                 ---------------------------------------

          Borrower and the Guarantors covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive Borrower or the Guarantors from paying all or any portion of the principal of or interest on the Loans as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the perform-ance of this Agreement; and (to the extent that they may lawfully do so) Borrower and the Guarantors hereby expressly waive all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Agents, but will suffer and permit the execution of every such power as though no such law had been enacted.

          12.20  Additional Costs
                 ----------------

          If the adoption of, or any change in, any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority or the NAIC made subsequent to the date hereof:

             (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note or any Loan made by it or change the basis of taxation of payments to such Lender in respect thereof by any Governmental Authority (except for Covered Taxes and Other Taxes and changes in the rate of tax on the overall net income of such Lender or its applicable lending office, or any affiliate thereof or franchise tax by any Governmental Authority);

             (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the LIBOR Rate hereunder; or

             (iii) shall impose on such Lender any other condition (excluding Taxes);

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making or maintaining Loans or to reduce any amount receivable hereunder in respect thereof then, in any such case, Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify Borrower, through the Arranger, of the event by reason of which it has become so entitled.

          In the event that any Lender shall have determined that the adoption of any law, rule, regulation or guideline regarding capital adequacy (or any change therein or in the interpretation or application thereof) or compliance by any Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority or the NAIC, in each case, made subsequent to the date hereof including, without limitation, the issuance of any final rule, regulation or guideline, does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to Borrower (with a copy to the Arranger) of a written request therefor, Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

          A certificate as to any additional amounts setting forth the calculation of such additional amounts pursuant to this Section 12.20 submitted by such Lender, through the Arranger, to Borrower shall be conclusive in the absence of clearly demonstrable error. Without limiting the survival of any other covenant hereunder, this Section 12.20 shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

          12.21  Confidentiality
                 ---------------

          Each Lender shall hold all non-public information obtained pursuant to the requirements of or in connection with this Agreement in accordance with such Lender's customary procedures (which shall be reasonably prudent for purposes of maintaining confidentiality) for handling confidential information of this nature and in accordance with safe and sound banking practices; provided,
                                                                --------
however, that (x) unless specifically prohibited by applicable law or court
-------
order, each Lender shall notify Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information; and (y) in no event shall any Lender be obligated or required to return any materials furnished by Borrower or any of its Subsidiaries.

          12.22  Acknowledgments
                 ---------------

          Borrower hereby acknowledges that: (a) it has been advised by counsel in connection with the negotiation, execution and delivery of the Loan Documents; (b) no Agent or Lender has any fiduciary or similar relationships to Borrower and the relationship between the Agents and Lenders on the one hand, and Borrower, on the other hand, is solely that of debtor and creditor; and (c) no joint venture exists among the Agents and Lenders or among Borrower and the Agents and Lenders.

                            [Signature Pages Follow]

          WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                         BORROWER:

                         PRIMESTAR, INC.

                         By:________________________________________________
                            Name:
                            Title:

                         Notice Address:

                         c/o TCI Satellite Entertainment, Inc.
                         8085 South Chester, Suite 300
                         Englewood, Colorado  80112

                         Telephone:  (303)712-4600
                         Telecopy:  (303)

                         Attention:  Chief Financial Officer

                         AGENTS:

                         MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER &
                              SMITH INCORPORATED,
                              as Arranger and Syndication Agent

                         By:__________________________________________________
                            Name:
                            Title:

                         Notice Address:

                         World Financial Center
                         250 Vesey Street, North Tower
                         New York, New York  10281

                         Attention:  Robert W.M. Stevens

                         Telephone:  (212)449-8221
                         Telecopy:  (212)449-8230

                         MORGAN STANLEY SENIOR FUNDING, INC.,
                             as Administrative Agent

                         By:_____________________________________________
                            Name:
                            Title:

                         Notice Address:

                         1585 Broadway
                         30th Floor
                         New York, New York  10036

                         Attention:  Joel Feldmann

                         Telephone:  (212)761-1288
                         Telecopy:  (212)761-0587

                         DONALDSON, LUFKIN & JENRETTE SECURITIES
                              CORPORATION, as Documentation Agent

                         By:___________________________________________
                            Name:
                            Title:

                         Notice Address:

                         277 Park Avenue
                         New York, New York  10172

                         Attention:  Paul Thompson, III

                         Telephone:  (212)892-3661
                         Telecopy:  (212)892-7539

                         LENDERS:
Commitment: $            MERRILL LYNCH CAPITAL CORPORATION

                         By:__________________________________________
                            Name:
                            Title:

                         Notice Address:

                         World Financial Center
                         250 Vesey Street, North Tower
                         New York, New York  10281

                         Attention:  Robert W.M. Stevens

                         Telephone:  (212)449-8221
                         Telecopy:  (212)449-8230

Commitment: $            MORGAN STANLEY SENIOR FUNDING, INC.

                         By:______________________________________
                            Name:
                            Title:

                         Notice Address:

                         1585 Broadway
                         30th Floor
                         New York, New York  10036

                         Attention:  Joel Feldmann


                         Telephone:  (212)761-1288
                         Telecopy:  (212)761-0587

Commitment: $            DLJ BRIDGE FINANCE, INC.

                         By:_________________________________
                            Name:
                            Title:

                         Notice Address:

                         277 Park Avenue
                         New York, New York  10172

                         Attention:  Paul Thompson, III

                         Telephone:  (212)892-3661
                         Telecopy:  (212)892-7539